UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

Columbia Funds Institutional Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31, 2006

Date of reporting period:	July 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2006

Advised by Columbia Management Advisors, LLC.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management Group, LLC (Columbia Management) is the primary investment manager of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Table of Contents

Management Discussion of Fund Performance

CMG Core Bond Fund	1

CMG Short Term Bond Fund	5

CMG Ultra Short Term Bond Fund	9

CMG High Yield Fund	13

Financial Statements

Fund Governance

Trustees	75

Officers	77

The views expressed in the Management Discussion of Fund Performance reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2006, the CMG Core Bond Fund returned 1.46%. The fund's return matched the Lehman Brothers U.S. Aggregate Bond Index,1 which also returned 1.46%. It surpassed the average return of its peer group, the Lipper Corporate Debt Funds A-Rated Category, which was 0.78% over the same period.2 The fund's relative performance was aided by an advantageous maturity profile as well as its positions in mortgage-backed and asset-backed securities.

It was a challenging year for the bond market, as yields rose across all maturities. Yields on six-month T-bills rose 147 basis points, reflecting the Federal Reserve Board's (the Fed's) continuing campaign to manage the delicate balance between economic growth and inflation via small but steady increases in the bellwether federal funds rate. Over the same period, 30-year Treasury yields advanced only 59 basis points. As a result, the yield advantage that ordinarily accrues to longer maturities has all but disappeared, with Treasury securities yielding approximately 5% all along the maturity spectrum.

Within this environment, the fund benefited by maintaining an average maturity that was shorter than its benchmark, especially early in the period. By using a "barbell" approach of short and long maturities, we minimized the fund's exposure to intermediate bonds, which proved especially vulnerable as rates moved higher.

An overweight in mortgage-backed and asset-backed securities also boosted relative performance, as both sectors outperformed comparable Treasury securities. In particular, we increased the fund's ownership of commercial mortgage-backed securities from 1.4% to 5.4% of the portfolio. These securities are backed by loans on commercial properties and were the single best performing asset class over the past twelve months.

The fund continued to own Treasury Inflation Protected Securities (TIPS), which posted positive returns as core inflation moved higher on rising energy prices. The Fed has indicated that it is monitoring inflation closely as it weighs the relative merits of further rate increases.

Certain sector decisions detracted from the fund's positive performance. The fund was overweight in 15-year conventional mortgage pass-throughs, which underperformed 30-year pass-throughs even though the sector produced a positive return. In addition, we maintained a modest overweight in corporate bonds, which underperformed comparable Treasury securities.

We anticipate a slowing but still healthy economy in the months ahead. Quarterly growth has already been brought down by the combination of higher interest rates, higher energy prices and a cooling of the housing market, and we expect GDP to grow between 2.5% and 3% during the next year. We expect interest rates to remain at or around 5%, unless the Fed decides to take further action. This is a transitional phase for the economy and monetary policy, but in the year ahead we would not be surprised to see the Fed orchestrate a return to a more conventional Treasury market, one in which long-term yields exceed short-term yields.

1

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
U.S. Treasury Bonds, 6.250% 08/15/2023	5.4
Federal Home Loan Mortgage Corp., 5.500% 08/01/2036	4.3
Federal National Mortgage Association, 5.500% 11/01/2035	3.1
Federal Home Loan Mortgage Corp., 5.500% 08/01/2035	2.7
U.S. Treasury Bonds, 7.250% 05/15/2016	2.7
Federal Home Loan Mortgage Corp., 4.500% 03/15/2018	2.7
U.S. Treasury Notes, 3.875% 02/15/2013	2.5
Federal National Mortgage Association, 5.250% 08/01/2012	2.2
Washington Mutual Mortgage Securities Corp., 5.500% 10/25/2035	2.1
Federal Home Loan Bank, 4.375% 09/11/2009	2.1

We appreciate your continued confidence in the CMG Core Bond Fund.

Leonard A. Aplet has co-managed the CMG Core Bond Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments, and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	1.46	4.29	5.53
Lehman Brothers U.S. Aggregate Bond Index		1.46	4.79	5.90

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	-0.76	4.46	5.35
Lehman Brothers U.S. Aggregate Bond Index		-0.81	4.97	5.74

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, September 1, 2000 to July 31, 2006

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from September 1, 2000.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,006.15	1,023.55	1.24	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half- year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

4

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Short Term Bond Fund returned 3.15% for the 12-month period ended July 31, 2006. The fund outperformed the Merrill Lynch 1-3 Year U.S. Treasury Index,1 which returned 2.86% during the period. The fund also surpassed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Category, which was 2.74%.2 The fund's performance was aided by its sector allocations, its relatively short maturity profile and its use of floating-rate securities.

Yields on short-term fixed-income investments rose throughout the year, the result of a continued campaign by the Federal Reserve Board (the Fed) to steer the economy toward moderate growth and to control inflation. Over the past twelve months alone the Fed pushed the bellwether federal funds rate from 3.25% to 5.25% in a series of eight carefully orchestrated rate hikes. The yield on six-month T-bills went up 147 basis points during this period, whereas the yield on 10-year Treasury notes rose only 70 basis points. At the end of the period, Treasury securities at virtually all points on the yield curve yielded in and around 5.0%—a somewhat unusual situation by historical standards.

A combination of factors contributed to the fund's above-index performance. Our decision to keep the average duration (which is a measure of interest rate sensitivity), of the fund shorter than the index was rewarded as short-term interest rates continued to rise. We maintained a barbell structure, emphasizing longer maturities that were less affected by higher rates in combination with ultra-short securities, which could be reinvested at higher rates as those securities matured. We also did well to maintain significant exposure to floating-rate notes, whose coupons reset monthly based on the movement of short-term rates. The coupon income on these securities increased substantially as short rates rose during the year. An overweight in mortgage-backed and asset-backed securities was also helpful to overall performance, as both sectors outperformed Treasury securities of comparable maturities.

As the period progressed, we gradually shifted the fund's maturity profile to more closely approximate the index. In the process we shifted the fund away from its barbell structure and reduced exposure to floating-rate notes. In retrospect, the fund's performance would have been even better had we delayed these moves. Our purpose was to position the fund for a shift to a more traditional yield curve, in which securities with longer maturities yield more than short-term securities, which we expect going forward.

After 17 consecutive short-term rate hikes, the Fed paused at its most recent meeting, which took place just after the end of this reporting period. Rising energy prices, a cooling housing market and higher short-term interest rates have helped slow economic growth. However, core inflation is still slightly above the Fed's comfort range, so further hikes are not out of the

5

question. Against this backdrop, we continue to expect the yield curve to return to a more traditional upward slope and we expect mortgage and asset-backed securities to continue to outperform Treasuries in this environment.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Federal National Mortgage Association, 4.750% 08/03/2007	4.1
Countrywide Alternative Loan Trust, 5.500% 02/25/2036	3.0
U.S. Treasury Inflation Index Notes, 3.875% 01/15/2009	2.7
Capital Auto Receivables Asset Trust, 3.580% 01/15/2009	2.3
Mastr Asset Backed Securities Trust, 5.435% 03/25/2036	2.1
Long Beach Auto Receivables Trust, 4.050% 04/15/2011	2.0
Federal Home Loan Mortgage Corp., 4.500% 03/01/2021	2.0
Prudential Securities Secured Financing Corp., 6.480% 11/01/2031	1.9
Federal National Mortgage Association, 6.000% 06/25/2027	1.8
Federal Home Loan Mortgage Corp., 5.500% 07/01/2019	1.7

We appreciate your continued confidence in the CMG Short Term Bond Fund.

Leonard A. Aplet has co-managed the CMG Short Term Bond Fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	3.15	3.33	4.80
Merrill Lynch 1-3 Year U.S. Treasury Index		2.86	3.00	4.37

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	2.16	3.49	4.75
Merrill Lynch 1-3 Year U.S. Treasury Index		1.83	3.08	4.32

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, February 2, 1998 to July 31, 2006

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from February 2, 1998.

7

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,016.71	1,023.55	1.25	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

8

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Ultra Short Term Bond Fund returned 3.84% for the 12-month period ended July 31, 2006. The fund outperformed the Citigroup One-Year U.S. Treasury Bill Index1, which returned 3.44%, as well as outperforming the 3.63% average return of the Lipper Ultra-Short Obligation Funds Category.2 We believe the fund's return benefited from a shorter average maturity relative to its benchmark. This positioning buoyed the fund as interest rates headed higher during the period and uncertainty rose regarding how long the Federal Reserve Board (the Fed) would continue its cycle of short-term interest rate increases.

During the past 12 months, the spread between short- and long-term yields narrowed, flattening to the point where the yield curve inverted slightly in the middle of the period. As a result, buyers were paid less for accepting the risk of a longer maturity bond than for a shorter maturity issue. This unusual situation reflected investor uncertainty regarding inflation, the overall health of the economy and the anticipation of an end to the Fed's short-term interest rate increases.

In this environment, the fund benefited from strong performance from A-rated securities, as well as higher quality AA-rated bonds, which helped increase the fund's yield above that typically paid by Treasury and agency bonds. Holdings in asset-backed securities aided returns, as the fund maintained an overweight position in the sector. Floating-rate bonds also contributed to the fund's above-average return, as their yield adjustment cushioned the fund from the effects of rising interest rates.

Mortgage-backed securities underperformed versus other sectors during the period, as interest rates headed higher and maturities lengthened. As a result, mortgage issues detracted slightly from the fund's return during periods of volatility. While the fund's positioning remained fairly stable over the period, we added slightly to asset-backed securities and selected corporate debt issues that we believed combined value and reduced price volatility. To do so, we scaled back the fund's positions in Treasuries and agency bonds.

After more than two years of a Fed tightening cycle, we believe interest rates could begin to stabilize. Our view appears to be in line with the consensus, which does not anticipate that rates will head materially higher. As a result, we plan to move the average maturity of the

9

fund's holdings closer to that of its benchmark—to approximately one year. On the belief that higher quality bonds have less potential to experience credit problems, we intend to maintain the fund's focus on quality as the economy slows. However, we may look to add to the fund's holdings in BBB- and A-rated sectors, should pricing in those areas prove attractive.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Federal Home Loan Mortgage Corp., 4.125% 04/02/2007	2.2
Federal Home Loan Mortgage Corp., 2.875% 12/15/2006	2.2
Federal Home Loan Mortgage Corp., 5.500% 04/15/2027	2.0
Federal Home Loan Mortgage Corp., 5.000% 12/01/2019	1.7
SLM Corp., 5.529% 9/15/2006	1.7
Goldman Sachs Group, Inc., 5.647% 01/09/2007	1.7
Morgan Stanley, 5.358% 11/24/2006	1.7
Federal Home Loan Mortgage Corp., 2.750% 10/15/2006	1.7
Providian Gateway Master Trust, 3.350% 09/15/2011	1.6
Federal National Mortgage Association, 6.000% 09/01/2019	1.4

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Guy C. Holbrook has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1998.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

10

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	3.84	2.31
Citigroup One-Year U.S. Treasury Bill Index		3.44	2.01

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	3.24	2.14
Citigroup One-Year U.S. Treasury Bill Index		2.86	1.84

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, March 8, 2004 to July 31, 2006

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from March 8, 2004.

11

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,020.53	1,023.55	1.25	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

12

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2006, the CMG High Yield Fund returned 1.47%. It underperformed the Merrill Lynch U.S. High Yield, Cash Pay Index, the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index,1 which returned 4.14%, 3.15% and 2.51%, respectively. It also underperformed the average return of the Lipper High Current Yields Category, which was 3.80% for the period.2 The fund's emphasis on higher-quality credits hampered performance, especially during the latter half of the period.

The past twelve months comprised two fundamentally different investment environments for the fund. During the second half of 2005, the portfolio's policy of maintaining an above-average credit quality had a positive effect on performance. In the wake of hurricane Katrina, oil prices spiked to then-record highs and ongoing troubles at the major automotive companies combined to put pressure on lower quality issues. A steady stream of negative news from the automotive industry, coupled with bankruptcies at Delphi and Collins & Aikman contributed to an increase in risk aversion. This came on the heels of historic credit downgrades at Ford and GM, which took place earlier in the year.

However, this environment changed early in 2006. The Federal Reserve Board pushed short-term rates higher on four separate occasions between January and July. Yet corporate earnings remained strong and lower quality securities rallied. In this environment, the fund's emphasis on high quality went unrewarded. Also, an underweight in automotive bonds hampered performance as the bonds were aided by positive industry news. The fund's underweight reflects our belief that the auto industry faces additional future hurdles. Further, we believe that many of these securities are inconsistent with the fund's quality orientation.

Several other sector allocations also detracted from results for the period. The fund was slightly overweight in housing and health care, two sectors that came under pressure in recent months. Investors moved away from the bonds of homebuilders as the long-anticipated housing slowdown finally appeared in earnest. Meanwhile, the bonds of hospital management company HCA performed poorly following the announcement that the company would be taken private in an LBO—adding debt to its capital structure and therefore reducing the value of existing debt. We were able to reduce the fund's exposure relatively early in the process, thereby limiting the fund's loss relative to what had been a top ten holding of the fund. Our allocations to the utility and wireless telecommunications sectors aided performance during the period. Utilities moved higher on improved valuations while both sectors benefited from heightened merger and acquisition activity.

During the period we expanded the fund's diversification by increasing the number of bonds in the portfolio and reducing the average size of a position. In particular, we decreased the percentage of the portfolio accounted for by the top ten holdings. Throughout this diversification process, we maintained the fund's emphasis on higher-quality credits. Although the fund's high-quality orientation detracted from performance during this reporting period, we believe that our focus is prudent given an economic backdrop of elevated oil prices, a cooling housing market, slower corporate profit growth, and excessive leverage in the financial system. In this environment, we believe that the lower quality segment of the high yield market is more vulnerable than it has been in some time, and we are optimistic that the portfolio is well-positioned going forward.

13

The fund's top ten issuers (as a percentage of net assets) as of July 31, 2006 were:

(%)
K. Hovnanian Enterprises, Inc.	2.2
Qwest Corp.	1.9
Williams Companies, Inc.	1.6
Extendicare Health Services, Inc.	1.6
Echostar DBS Corp.	1.4
Aes Corp.	1.4
Westinghouse Air Brake Technologies Corp.	1.3
Fisher Scientific International, Inc.	1.3
DirecTV Holdings LLC	1.2
Wynn Las Vegas LLC	1.2

We appreciate your continued confidence in the CMG High Yield Fund.

Stephen Peacher, lead manager for CMG High Yield Fund, has co-managed the fund since September 2005. He has been with the advisor or its predecessors since April 2005.

Kevin L. Cronk has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Investing in fixed-income securities involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Issuers are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the issuers breakdown listed. The fund's issuers and their weights within the portfolio may change as market conditions change.

1 The Merrill Lynch U.S. High Yield, Cash Pay Index is an index that tracks the performance of non-investment-grade corporate bonds. The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1 and 10 years. The JPMorgan Chase Developed BB High Yield Index is an index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

14

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	1.47	6.03	6.94
JPMorgan Chase Developed BB High Yield Index		2.51	7.85	8.28
Merrill Lynch Intermediate BB Index		3.15	5.60	6.59
Merrill Lynch U.S. High Yield, Cash Pay Index		4.14	8.26	6.86

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	1.45	6.05	6.94
JPMorgan Chase Developed BB High Yield Index		1.98	7.96	8.22
Merrill Lynch Intermediate BB Index		3.05	5.72	6.53
Merrill Lynch U.S. High Yield, Cash Pay Index		4.65	8.37	6.82

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, August 1, 1996 to July 31, 2006

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

In September 2005, the Fund's benchmark was changed to the JPMorgan Chase Developed BB High Yield Index, an index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an index that tracks the performance of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from August 1, 1996.

15

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	997.42	1,022.81	1.98	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

16

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended July 31,		Year Ended October 31,
	2006	2005	2004	2003 (a)		2002		2001
Net asset value, beginning of period	$10.42	$10.36	$10.38	$10.52		$10.83		$10.02
Income from investment operations:
Net investment income	0.48 (b)	0.42 (b)	0.37 (b)	0.31	(b)	0.56	(b)(c)	0.65
Net realized and unrealized gain (loss) on investments and futures contracts	(0.33)	0.09	0.11	(0.12)		(0.15	) (c)	0.81
Total from investment operations	0.15	0.51	0.48	0.19		0.41		1.46
Less distributions declared to shareholders:
From net investment income	(0.51)	(0.45)	(0.41)	(0.33)		(0.58)		(0.65)
From net realized gains	(0.01)	-	(0.09)	-		(0.14)		- (d)
Total distributions	(0.52)	(0.45)	(0.50)	(0.33)		(0.72)		(0.65)
Net asset value, end of period	$10.05	$10.42	$10.36	$10.38		$10.52		$10.83
Total return (e)(f)	1.46%	4.98%	4.67%	1.76	%(g)	3.97%		15.01%
Ratios/Supplemental data:
Net assets, end of period (000's)	$56,181	$79,102	$32,810	$30,512		$27,412		$28,774
Ratio of net expenses to average net assets (h)	0.25%	0.25%	0.35%	0.40	%(i)	0.40%		0.40%
Ratio of investment income to average net assets (h)	4.65%	4.01%	3.54%	3.95	%(i)	5.34	%(c)	6.14%
Waiver/reimbursement	0.10%	0.06%	0.25%	0.29	%(i)	0.16%		0.25%
Portfolio turnover rate	109%	130%	231%	181	%(g)	147%		140%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

17

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended July 31,		Year Ended October 31,
	2006	2005	2004	2003 (a)		2002		2001
Net asset value, beginning of period	$11.79	$11.95	$12.01	$12.15		$12.41		$11.73
Income from investment operations:
Net investment income	0.50 (b)	0.40 (b)	0.35 (b)	0.34	(b)	0.59	(b)(c)	0.76
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(0.14)	(0.11)	(0.03)	(0.11)		(0.22	) (c)	0.68
Total from investment operations	0.36	0.29	0.32	0.23		0.37		1.44
Less distributions declared to shareholders:
From net investment income	(0.56)	(0.45)	(0.38)	(0.37)		(0.63)		(0.76)
Net asset value, end of period	$11.59	$11.79	$11.95	$12.01		$12.15		$12.41
Total return (d)(e)	3.15%	2.47%	2.72%	1.91	%(f)	3.12%		12.62%
Ratios/Supplemental data:
Net assets, end of period (000's)	$83,984	$95,842	$119,125	$113,193		$140,757		$89,791
Ratio of net expenses to average net assets (g)	0.25%	0.25%	0.25%	0.25	%(h)	0.25%		0.25%
Ratio of interest expense to average net assets	-	-	-	-	(h)(i)	-		-
Ratio of net investment income to average net assets (g)	4.31%	3.38%	2.91%	3.79	%(h)	4.73	%(c)	6.27%
Waiver/reimbursement	0.08%	0.04%	0.10%	0.08	%(h)	0.05%		0.08%
Portfolio turnover rate	128%	51%	79%	93	%(f)	132%		82%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout the Period)

	Year Ended July 31,		Period Ended July 31,
	2006	2005	2004 (a)
Net asset value, beginning of period	$9.67	$9.88	$10.00
Income from investment operations:
Net investment income (b)	0.38	0.24	0.07
Net realized and unrealized loss on investments	(0.02)	(0.06)	(0.08)
Total from investment operations	0.36	0.18	(0.01)
Less distributions declared to shareholders:
From net investment income	(0.41)	(0.36)	(0.11)
Return of capital	- (c)	(0.03)	-
Total distributions	(0.41)	(0.39)	(0.11)
Net asset value, end of period	$9.62	$9.67	$9.88
Total return (d)(e)	3.84%	1.83%	(0.08	)%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$89,863	$81,575	$67,235
Ratio of net expenses to average net assets (g)	0.25%	0.25%	0.25	%(h)
Ratio of net investment income to average net assets (g)	3.93%	2.44%	1.69	%(h)
Waiver/reimbursement	0.07%	0.05%	0.22	%(h)
Portfolio turnover rate	48%	75%	12	%(f)

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

19

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$8.08		$8.00		$7.90		$7.55		$8.14		$8.30
Income from investment operations:
Net investment income	0.50	(b)	0.51	(b)	0.53	(b)	0.43	(b)	0.64	(b)(c)	0.72
Net realized and unrealized gain (loss) on investments	(0.38)		0.11		0.14		0.37		(0.58	) (c)	(0.16)
Total from investment operations	0.12		0.62		0.67		0.80		0.06		0.56
Less distributions declared to shareholders:
From net investment income	(0.54)		(0.54)		(0.57)		(0.45)		(0.65)		(0.72)
Net asset value, end of period	$7.66		$8.08		$8.00		$7.90		$7.55		$8.14
Total return (d)	1.47	%(e)	7.98	%(e)	8.60	%(e)	10.67	%(e)(f)	0.60%		6.92%
Ratios/Supplemental data:
Net assets, end of period (000's)	$96,120		$269,243		$382,157		$429,042		$286,228		$348,979
Ratio of net expenses to average net assets (g)	0.40%		0.40%		0.40%		0.42	%(h)	0.42%		0.44%
Ratio of investment income to average net assets (g)	6.38%		6.26%		6.64%		7.32	%(h)	7.98	%(c)	8.63%
Waiver/reimbursement	0.04%		0.02%		0.02%		0.01	%(h)	-		-
Portfolio turnover rate	30%		39%		47%		47	%(f)	62%		59%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

20

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Par	Value
Corporate Fixed-Income Bonds & Notes (26.0%)
Basic Materials (0.3%)
Chemicals (0.0%)
E.I. Dupont De Nemours & Co.
3.375% 11/15/07	$5,000	$4,860
Praxair, Inc.
6.900% 11/01/06	10,000	10,033
		14,893
Metals & Mining (0.3%)
Alcan, Inc.
4.500% 05/15/13	175,000	161,582
		176,475
Communications (3.1%)
Media (0.7%)
Jones Intercable, Inc.
7.625% 04/15/08	200,000	206,172
Time Warner, Inc.
6.625% 05/15/29	200,000	193,034
		399,206
Telecommunication Services (2.4%)
AT&T, Inc.
4.125% 09/15/09	200,000	191,638
BellSouth Corp.
5.000% 10/15/06	10,000	9,990
British Telecommunications PLC
8.375% 12/15/10	4,000	4,428
Sprint Capital Corp.
6.875% 11/15/28	200,000	202,370
Telecom Italia Capital SA
6.200% 07/18/11	225,000	226,639
Telefonica Emisones SAU
5.984% 06/20/11	225,000	225,991
Verizon Global Funding Corp.
7.250% 12/01/10	225,000	237,770
Verizon New England, Inc.
6.500% 09/15/11	34,000	34,428
Vodafone Group PLC
5.000% 12/16/13	13,000	12,147
7.750% 02/15/10	200,000	212,509
		1,357,910
		1,757,116
Consumer Cyclical (2.4%)
Auto Manufacturers (0.3%)
DaimlerChrysler NA Holding Corp.
8.500% 01/18/31	150,000	173,233

See Accompanying Notes to Financial Statements.

21

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Home Builders (0.4%)
D.R. Horton, Inc.
5.625% 09/15/14	$225,000	$206,852
Lodging (0.3%)
Harrah's Operating Co., Inc.
5.625% 06/01/15	175,000	163,259
Retail (1.4%)
Costco Wholesale Corp.
5.500% 03/15/07	6,000	5,988
Home Depot, Inc.
4.625% 08/15/10	300,000	291,246
Lowe's Companies, Inc.
6.500% 03/15/29	175,000	183,208
Target Corp.
5.375% 06/15/09	5,000	5,004
5.400% 10/01/08	9,000	9,006
5.875% 03/01/12	6,000	6,102
Wal-Mart Stores, Inc.
4.000% 01/15/10	300,000	287,200
4.550% 05/01/13	9,000	8,506
5.450% 08/01/06	4,000	4,000
		800,260
		1,343,604
Consumer Non-Cyclical (3.0%)
Beverages (0.3%)
Anheuser-Busch Companies, Inc.
5.750% 04/01/10	50,000	50,675
5.950% 01/15/33	12,000	11,858
Coca-Cola Co.
5.750% 03/15/11	4,000	4,050
Diageo Capital PLC
3.500% 11/19/07	110,000	107,164
Diageo Finance BV
3.000% 12/15/06	19,000	18,826
PepsiCo, Inc.
5.750% 01/15/08	6,000	6,025
		198,598
Cosmetics/Personal Care (0.2%)
Gillette Co.
2.500% 06/01/08	85,000	80,761
Procter & Gamble Co.
4.750% 06/15/07	9,000	8,947
		89,708

See Accompanying Notes to Financial Statements.

22

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Food (1.1%)
General Mills, Inc.
3.875% 11/30/07	$250,000	$244,054
Kroger Co.
6.200% 06/15/12	185,000	186,598
Safeway, Inc.
4.950% 08/16/10	170,000	164,795
		595,447
Healthcare Products (0.5%)
Baxter FinCo BV
4.750% 10/15/10	275,000	265,252
Johnson & Johnson
6.625% 09/01/09	7,000	7,268
		272,520
Healthcare Services (0.5%)
UnitedHealth Group, Inc.
3.375% 08/15/07	200,000	195,489
WellPoint, Inc.
6.800% 08/01/12	100,000	105,204
		300,693
Household Products/Wares (0.4%)
Fortune Brands, Inc.
2.875% 12/01/06	6,000	5,943
5.375% 01/15/16	250,000	233,036
Kimberly-Clark Corp.
5.625% 02/15/12	7,000	7,069
		246,048
		1,703,014
Energy (1.8%)
Oil & Gas (1.3%)
BP Capital Markets PLC
2.750% 12/29/06	12,000	11,869
ChevronTexaco Capital Co.
3.500% 09/17/07	211,000	206,471
Conoco Funding Co.
5.450% 10/15/06	119,000	118,984
Marathon Oil Corp.
6.800% 03/15/32	175,000	184,655
Valero Energy Corp.
6.875% 04/15/12	200,000	209,657
		731,636
Pipelines (0.5%)
TransCanada Corp.
5.850% 03/15/36	300,000	285,816
		1,017,452

See Accompanying Notes to Financial Statements.

23

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Financials (11.5%)
Banks (2.3%)
Bank of New York Co., Inc.
3.900% 09/01/07	$12,000	$11,791
Bank One Corp.
6.000% 08/01/08	27,000	27,257
Barclays Bank PLC
7.400% 12/15/09	3,000	3,174
Deutsche Bank Financial, Inc.
6.700% 12/13/06	7,000	7,027
Huntington National Bank
2.750% 10/16/06	7,000	6,960
Mellon Funding Corp.
4.875% 06/15/07	8,000	7,955
National City Bank
4.625% 05/01/13	18,000	17,082
PNC Funding Corp.
5.750% 08/01/06	19,000	19,000
SunTrust Banks, Inc.
6.375% 04/01/11	3,000	3,096
7.750% 05/01/10	10,000	10,756
U.S. Bank NA
2.850% 11/15/06	12,000	11,909
6.375% 08/01/11	290,000	301,199
Wachovia Corp.
4.875% 02/15/14	400,000	378,856
Wells Fargo & Co.
3.500% 04/04/08	120,000	116,225
5.125% 09/01/12	400,000	388,709
		1,310,996
Diversified Financial Services (6.8%)
American Express Co.
3.750% 11/20/07	5,000	4,893
4.750% 06/17/09	8,000	7,862
5.500% 09/12/06	14,000	14,002
American Express Credit Corp.
3.000% 05/16/08	300,000	287,681
American General Finance Corp.
2.750% 06/15/08	5,000	4,761
5.375% 09/01/09	50,000	49,815
Associates Corp. of North America
6.950% 11/01/18	11,000	12,003
Bear Stearns Companies, Inc.
4.500% 10/28/10	18,000	17,301
5.700% 01/15/07	9,000	9,003
Capital One Financial Corp.
5.500% 06/01/15	210,000	200,947
Caterpillar Financial Services Corp.
2.350% 09/15/06	9,000	8,967

See Accompanying Notes to Financial Statements.

24

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
CIT Group, Inc.
3.375% 04/01/09	$23,000	$21,806
7.375% 04/02/07	7,000	7,085
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	6,000	6,093
Citigroup, Inc.
5.000% 09/15/14	430,000	407,748
Countrywide Home Loans, Inc.
4.125% 09/15/09	250,000	239,541
5.500% 08/01/06	24,000	24,000
General Electric Capital Corp.
5.000% 01/08/16	500,000	474,759
6.750% 03/15/32	27,000	29,369
Goldman Sachs Group, Inc.
4.125% 01/15/08	4,000	3,928
6.345% 02/15/34	325,000	310,753
HSBC Finance Corp.
5.000% 06/30/15	350,000	328,290
International Lease Finance Corp.
4.500% 05/01/08	4,000	3,930
JPMorgan Chase Capital XV
5.875% 03/15/35	325,000	295,999
Lehman Brothers Holdings, Inc.
4.000% 01/22/08	27,000	26,436
5.750% 07/18/11	225,000	225,863
Merrill Lynch & Co., Inc.
3.700% 04/21/08	8,000	7,769
4.125% 01/15/09	200,000	193,795
6.000% 02/17/09	12,000	12,135
Morgan Stanley
4.750% 04/01/14	200,000	185,743
National Rural Utilities Cooperative Finance Corp.
3.250% 10/01/07	6,000	5,852
SLM Corp.
5.375% 05/15/14	400,000	387,593
		3,815,722
Insurance (1.4%)
Allstate Financial Global Funding II
2.625% 10/22/06 (a)	150,000	149,024
American International Group, Inc.
2.875% 05/15/08	325,000	311,346
Genworth Financial, Inc.
4.750% 06/15/09	200,000	196,422
Hartford Financial Services Group, Inc.
4.700% 09/01/07	100,000	98,991
John Hancock Financial Services, Inc.
5.625% 12/01/08	15,000	15,076

See Accompanying Notes to Financial Statements.

25

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Insurance (continued)
Metlife, Inc.
5.375% 12/15/12	$20,000	$19,622
		790,481
Real Estate Investment Trusts (REITs) (0.3%)
Health Care Property Investors, Inc.
6.450% 06/25/12	150,000	153,320
Savings & Loans (0.7%)
Washington Mutual, Inc.
4.200% 01/15/10	400,000	382,399
5.625% 01/15/07	14,000	14,005
		396,404
		6,466,923
Industrials (1.3%)
Aerospace & Defense (0.5%)
Boeing Co.
5.125% 02/15/13	1,000	977
Lockheed Martin Corp.
8.500% 12/01/29	160,000	204,575
United Technologies Corp.
7.125% 11/15/10	100,000	106,193
		311,745
Environmental Control (0.3%)
Waste Management, Inc.
7.375% 08/01/10	150,000	159,082
Transportation (0.5%)
Canadian National Railway Co.
7.195% 01/02/16	74,295	82,015
Union Pacific Corp.
3.875% 02/15/09	185,000	178,236
		260,251
		731,078
Technology (0.5%)
Computers (0.5%)
Hewlett-Packard Co.
5.750% 12/15/06	18,000	18,014
International Business Machines Corp.
6.220% 08/01/27	250,000	253,227
		271,241
Utilities (2.1%)
Electric (1.9%)
American Electric Power Co., Inc.
5.250% 06/01/15	225,000	212,675

See Accompanying Notes to Financial Statements.

26

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electric (continued)
CenterPoint Energy Houston Electric LLC
5.750% 01/15/14	$175,000	$171,995
Commonwealth Edison Co.
3.700% 02/01/08	11,000	10,671
Exelon Generation Co. LLC
6.950% 06/15/11	175,000	183,358
FPL Group Capital, Inc.
7.625% 09/15/06	3,000	3,007
MidAmerican Energy Holdings Co.
6.125% 04/01/36 (a)	225,000	216,512
Public Service Electric & Gas Co.
4.000% 11/01/08	5,000	4,837
Scottish Power PLC
5.375% 03/15/15	250,000	239,280
Virginia Electric & Power Co.
5.375% 02/01/07	6,000	5,992
		1,048,327
Gas (0.2%)
Sempra Energy
4.750% 05/15/09	100,000	97,819
		1,146,146
Total Corporate Fixed-Income Bonds & Notes (Cost of $14,923,524)		14,613,049
Mortgage-Backed Securities (22.9%)
Federal Home Loan Mortgage Corp.
3.500% 10/01/18	286,128	260,125
4.000% 11/01/20	268,723	250,022
5.500% 11/01/17	103,562	102,702
5.500% 03/01/18	85,490	84,780
5.500% 03/01/21	454,905	449,807
5.500% 07/01/21	989,000	977,915
5.500% 08/01/35	1,575,904	1,531,875
6.000% 05/01/17	158,401	159,549
TBA,
5.500% 08/01/16 (b)	2,455,000	2,426,615
Federal National Mortgage Association
5.000% 11/01/34	461,141	437,883
5.000% 12/01/34	245,002	232,646
5.000% 09/01/35	603,790	571,741
5.500% 08/01/35	366,595	356,260
5.500% 09/01/35	485,342	471,659
5.500% 10/01/35	943,800	917,191
5.500% 11/01/35	1,810,018	1,758,988
5.500% 04/01/36	918,683	892,235
6.500% 02/01/13	16,292	16,533
6.500% 08/01/34	81,828	82,883
7.000% 07/01/32	24,738	25,406

See Accompanying Notes to Financial Statements.

27

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (continued)
TBA,
5.500% 08/01/21 (b)	$818,000	$809,053
Government National Mortgage Association
7.000% 01/15/32	9,348	9,647
7.000% 03/15/32	29,482	30,423
7.000% 06/15/32	5,131	5,295
Total Mortgage-Backed Securities (Cost of $13,028,071)		12,861,233
Collateralized Mortgage Obligations (21.7%)
Agency (12.6%)
Federal Home Loan Mortgage Corp.
3.750% 12/15/11	72,479	69,624
4.000% 07/15/14	953,270	931,167
4.000% 09/15/15	510,000	490,846
4.500% 03/15/18	1,580,000	1,520,238
4.500% 10/15/18	389,477	381,800
4.500% 02/15/27	900,000	872,336
6.500% 10/15/23	100,000	102,496
Federal National Mortgage Association
4.500% 11/25/14	900,000	877,631
6.000% 04/25/32	600,000	602,348
Government National Mortgage Association
4.430% 04/16/34	90,000	85,588
4.500% 04/16/28	1,000,000	970,765
4.807% 08/16/32	90,000	86,387
4.954% 05/16/31	100,000	94,335
		7,085,561
Non-Agency (9.1%)
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	274,035	264,645
Countrywide Alternative Loan Trust
5.250% 03/25/35	890,305	875,056
5.250% 08/25/35	771,808	766,689
5.500% 10/25/35	746,990	740,248
Countrywide Home Loan Mortgage Pass Through Trust
4.594% 12/19/33 (c)	244,153	232,991
Structured Asset Securities Corp.
5.500% 07/25/33	1,039,470	1,026,778
Washington Mutual Mortgage Securities Corp.
5.500% 10/25/35	1,200,000	1,192,627
		5,099,034
Total Collateralized Mortgage Obligations (Cost of $12,503,890)		12,184,595

See Accompanying Notes to Financial Statements.

28

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (19.5%)
Foreign Government Obligations (1.6%)
Hellenic Republic of Greece
6.950% 03/04/08	$13,000	$13,322
Province of Ontario
3.500% 09/17/07	350,000	342,822
Province of Quebec
5.000% 07/17/09	350,000	347,106
Republic of Italy
2.750% 12/15/06	10,000	9,903
United Mexican States
7.500% 04/08/33	205,000	227,755
		940,908
U.S. Government Agencies (5.6%)
Federal Home Loan Bank
4.375% 09/11/09	1,210,000	1,181,865
4.875% 05/15/07	25,000	24,890
Federal Home Loan Mortgage Corp.
4.875% 11/15/13	130,000	126,335
5.500% 07/18/16	525,000	529,010
Federal National Mortgage Association
3.375% 12/15/08	25,000	23,974
4.625% 10/15/14	34,000	32,351
5.250% 08/01/12	1,250,000	1,233,583
		3,152,008
U.S. Government Obligations (12.3%)
U.S. Treasury Bonds
6.250% 08/15/23	2,730,000	3,056,961
7.250% 05/15/16	1,305,000	1,527,666
U.S. Treasury Inflation Index Notes
3.875% 01/15/09	901,229	932,912
U.S. Treasury Notes
3.875% 02/15/13	1,475,000	1,388,747
		6,906,286
Total Government & Agency Obligations (Cost of $11,202,231)		10,999,202
Commercial Mortgage-Backed Securities (5.4%)
Asset Securitization Corp.
7.400% 10/13/26	253,525	256,618
Bear Stearns Commercial Mortgage Securities
4.680% 08/13/39	30,000	28,419
5.625% 03/11/39 (c)	730,000	719,446
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	500,000	483,160
Greenwich Capital Commercial Funding Corp.
5.479% 04/10/37 (c)	100,000	97,013
LB-UBS Commercial Mortgage Trust
5.103% 11/15/30	600,000	590,944
Merrill Lynch Mortgage Trust
5.417% 11/12/37 (c)	720,000	699,476

See Accompanying Notes to Financial Statements.

29

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I
4.970% 12/15/41	$71,000	$68,079
Nationslink Funding Corp.
6.888% 11/10/30 (d)	90,000	90,518
Total Commercial Mortgage-Backed Securities (Cost of $3,107,811)		3,033,673
Asset-Backed Securities (2.1%)
ABFS Mortgage Loan Trust
4.428% 12/15/33	152,268	147,591
AmeriCredit Automobile Receivables Trust
2.070% 08/06/08	9,776	9,748
4.870% 12/06/10	250,000	247,908
BMW Vehicle Owner Trust
3.320% 02/25/09	51,000	50,027
Capital One Multi-Asset Execution Trust
4.050% 03/15/13	250,000	239,362
Ford Credit Auto Owner Trust
3.540% 11/15/08	116,000	113,700
Honda Auto Receivables Owner Trust
3.060% 10/21/09	59,000	57,658
Household Automotive Trust
2.310% 04/17/08	500	499
IMC Home Equity Loan Trust
7.310% 11/20/28	62,899	62,687
7.520% 08/20/28	34,617	34,510
Nissan Auto Receivables Owner Trust
2.700% 12/17/07	12,665	12,590
Onyx Acceptance Grantor Trust
3.890% 02/15/11	135,000	132,698
Volkswagen Auto Loan Enhanced Trust
2.270% 10/22/07	5,572	5,560
Wilshire Mortgage Loan Trust
7.255% 05/25/28	57,783	57,559
Total Asset-Backed Securities (Cost of $1,186,595)		1,172,097
Short-Term Obligation (7.5%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $4,295,363 (repurchase proceeds $4,210,603)	4,210,000	4,210,000
Total Short-Term Obligation (Cost of $4,210,000)		4,210,000
Total Investments (105.1%) (Cost of $60,162,122) (e)		59,073,849
Other Assets & Liabilities, Net (-5.1%)		(2,892,745)
Net Assets (100.0%)		$56,181,104

See Accompanying Notes to Financial Statements.

30

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities, which are not illiquid, amounted to $365,536, which represents 0.7% of net assets.

(b)  Security purchased on a delayed delivery basis.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2006.

(d)  Investments in affiliates during the year ended July 31, 2006:
Security name: Nationslink Funding Corp., 6.888%, 11/10/30

Par as of 07/31/05:	$90,000
Par purchased:	$-
Par sold:	$-
Par as of 07/31/06:	$90,000
Net realized gain/loss:	$-
Interest income earned:	$6,199
Value at end of period:	$90,518

(e)  Cost for federal income tax purposes is $60,360,861.

At July 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	26.0%
Mortgage-Backed Securities	22.9
Collateralized Mortgage Obligations	21.7
Government & Agency Obligations	19.5
Commercial Mortgage-Backed Securities	5.4
Asset-Backed Securities	2.1
Short-Term Obligation	7.5
Other Assets & Liabilities, Net	(5.1)
100.0%

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

31

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Par	Value
Corporate Fixed-Income Bonds & Notes (32.1%)
Communications (3.1%)
Media (0.6%)
Jones Intercable, Inc.
7.625% 04/15/08	$110,000	$113,395
Time Warner, Inc.
6.150% 05/01/07	375,000	376,642
		490,037
Telecommunication Services (2.5%)
Deutsche Telekom International Finance BV
8.000% 06/15/10	250,000	269,793
New Cingular Wireless Services, Inc.
7.500% 05/01/07	300,000	304,090
SBC Communications, Inc.
4.125% 09/15/09	350,000	335,365
Sprint Capital Corp.
6.375% 05/01/09	245,000	249,842
Verizon Global Funding Corp.
7.600% 03/15/07	575,000	581,790
Vodafone Group PLC
7.750% 02/15/10	350,000	371,891
		2,112,771
		2,602,808
Consumer Cyclical (2.0%)
Auto Manufacturers (0.2%)
DaimlerChrysler NA Holding Corp.
4.750% 01/15/08	200,000	197,116
Home Builders (0.3%)
DR Horton, Inc.
4.875% 01/15/10	275,000	262,598
Retail (1.5%)
Costco Wholesale Corp.
5.500% 03/15/07	275,000	274,455
Home Depot, Inc.
3.750% 09/15/09	600,000	573,367
Wal-Mart Stores, Inc.
6.875% 08/10/09	350,000	364,332
		1,212,154
		1,671,868
Consumer Non-Cyclical (4.3%)
Beverages (1.3%)
Bottling Group LLC
2.450% 10/16/06	375,000	372,713
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	325,000	327,413
Diageo Capital PLC
3.375% 03/20/08	400,000	386,768
		1,086,894

See Accompanying Notes to Financial Statements.

32

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Cosmetics/Personal Care (0.5%)
Procter & Gamble Co.
4.750% 06/15/07	$410,000	$407,579
Food (1.1%)
Fred Meyer, Inc.
7.450% 03/01/08	275,000	282,043
General Mills, Inc.
3.875% 11/30/07	400,000	390,487
Safeway, Inc.
4.950% 08/16/10	280,000	271,427
		943,957
Healthcare Products (0.3%)
Baxter FinCo BV
4.750% 10/15/10	250,000	241,138
Healthcare Services (0.7%)
UnitedHealth Group, Inc.
3.375% 08/15/07	350,000	342,106
WellPoint, Inc.
3.500% 09/01/07	300,000	292,391
		634,497
Household Products/Wares (0.4%)
Fortune Brands, Inc.
5.125% 01/15/11	325,000	314,764
		3,628,829
Energy (1.8%)
Oil & Gas (1.8%)
ChevronTexaco Capital Co.
3.500% 09/17/07	725,000	709,439
Devon Energy Corp.
2.750% 08/01/06	400,000	400,000
Marathon Oil Corp.
5.375% 06/01/07	350,000	349,257
		1,458,696
Financials (15.9%)
Banks (3.5%)
Fifth Third Bank
2.700% 01/30/07	486,000	479,597
Marshall & Ilsley Corp.
4.375% 08/01/09	425,000	412,194
U.S. Bancorp
3.125% 03/15/08	850,000	820,093
Wachovia Corp.
3.500% 08/15/08	600,000	578,036
Wells Fargo & Co.
3.120% 08/15/08	700,000	670,410
		2,960,330

See Accompanying Notes to Financial Statements.

33

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (9.1%)
American Express Credit Corp.
3.000% 05/16/08	$700,000	$671,257
Bear Stearns Companies, Inc.
3.250% 03/25/09	375,000	354,786
Capital One Bank
4.875% 05/15/08	150,000	148,389
CIT Group, Inc.
5.500% 11/30/07	350,000	349,455
Citigroup, Inc.
4.250% 07/29/09	850,000	823,128
Countrywide Home Loans, Inc.
4.125% 09/15/09	400,000	383,265
Credit Suisse First Boston USA, Inc.
4.625% 01/15/08	375,000	370,828
General Electric Capital Corp.
4.250% 01/15/08	1,000,000	983,771
Goldman Sachs Group, Inc.
4.125% 01/15/08	400,000	392,770
HSBC Finance Corp.
6.400% 06/17/08	650,000	660,479
JPMorgan Chase & Co.
3.800% 10/02/09	550,000	524,380
Lehman Brothers Holdings, Inc.
7.000% 02/01/08	375,000	382,491
Merrill Lynch & Co., Inc.
4.125% 01/15/09	325,000	314,917
Morgan Stanley
3.875% 01/15/09	475,000	458,444
Pitney Bowes Credit Corp.
5.750% 08/15/08	250,000	251,562
USA Education, Inc.
5.625% 04/10/07	600,000	599,833
		7,669,755
Insurance (1.6%)
Allstate Financial Global Funding II
2.625% 10/22/06 (a)	350,000	347,722
American International Group, Inc.
2.875% 05/15/08	700,000	670,592
Genworth Financial, Inc.
4.750% 06/15/09	350,000	343,738
		1,362,052
Real Estate Investment Trusts (REITs) (0.5%)
American Health Properties
7.500% 01/15/07	400,000	403,431
Savings & Loans (1.2%)
Washington Mutual, Inc.
4.000% 01/15/09	450,000	434,199

See Accompanying Notes to Financial Statements.

34

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Savings & Loans (continued)
World Savings Bank
4.125% 03/10/08	$550,000	$538,292
		972,491
		13,368,059
Industrials (2.8%)
Aerospace & Defense (0.9%)
Boeing Co.
8.100% 11/15/06	375,000	377,501
United Technologies Corp.
4.875% 11/01/06	400,000	399,345
		776,846
Environmental Control (0.4%)
USA Waste Services, Inc.
7.125% 10/01/07	300,000	304,242
Machinery (0.8%)
Caterpillar Financial Services Corp.
3.625% 11/15/07	425,000	414,991
John Deere Capital Corp.
4.625% 04/15/09	300,000	293,560
		708,551
Transportation (0.7%)
CSX Corp.
6.750% 03/15/11	225,000	235,009
Union Pacific Corp.
3.875% 02/15/09	325,000	313,117
		548,126
		2,337,765
Technology (0.4%)
Computers (0.4%)
International Business Machines Corp.
3.800% 02/01/08	375,000	366,183
Utilities (1.8%)
Electric (1.5%)
American Electric Power Co., Inc.
5.375% 03/15/10	275,000	272,388
Exelon Generation Co. LLC
6.950% 06/15/11	350,000	366,716
Scottish Power PLC
4.910% 03/15/10	275,000	267,562
Virginia Electric & Power Co.
5.375% 02/01/07	325,000	324,541
		1,231,207

See Accompanying Notes to Financial Statements.

35

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Gas (0.3%)
Sempra Energy
4.750% 05/15/09	$250,000	$244,548
		1,475,755
Total Corporate Fixed-Income Bonds & Notes (Cost of $27,219,742)		26,909,963
Collateralized Mortgage Obligations (18.1%)
Agency (8.3%)
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	640,000	622,050
4.500% 02/15/15	1,300,000	1,278,045
5.000% 06/15/24	1,143,969	1,133,929
5.000% 05/15/26	287,962	285,169
5.500% 11/15/27	964,449	961,666
6.000% 06/15/25	1,200,000	1,211,054
Federal National Mortgage Association
6.000% 06/25/27	1,493,404	1,502,626
		6,994,539
Non-Agency (9.8%)
Bear Stearns Adjustable Rate Mortgage Trust
3.514% 06/25/34 (b)	1,000,000	956,864
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	890,142	859,639
Countrywide Alternative Loan Trust
5.250% 08/25/35	1,157,712	1,150,034
5.500% 02/25/36	2,565,616	2,532,142
Countrywide Home Loan Mortgage Pass Through Trust
5.000% 02/25/33	1,300,000	1,282,179
IMPAC CMB Trust
6.145% 12/25/33 (b)	186,385	186,464
PNC Mortgage Securities Corp.
0.000% 04/28/27 (a)(b)	6,739	6,099
Residential Accredit Loans, Inc.
5.750% 01/25/36	362,621	361,947
SACO I, Inc.
7.000% 08/25/36 (a)	153,841	152,398
Structured Asset Securities Corp.
5.750% 04/25/33	731,712	718,826
		8,206,592
Total Collateralized Mortgage Obligations (Cost of $15,321,388)		15,201,131
Asset-Backed Securities (17.8%)
Americredit Automobile Receivables Trust
4.050% 02/06/10	400,000	395,542
Bear Stearns Asset Backed Securities, Inc.
5.495% 06/25/35 (b)	210,525	210,544

See Accompanying Notes to Financial Statements.

36

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Capital Auto Receivables Asset Trust
3.580% 01/15/09	$2,000,000	$1,962,190
Citigroup Mortgage Loan Trust, Inc.
5.595% 02/25/35 (b)	759,082	759,740
Cityscape Home Equity Loan Trust
7.410% 05/25/28	63,597	63,340
7.650% 09/25/25	254,084	253,099
Countrywide Asset-Backed Certificates
5.665% 09/25/33 (b)	790,449	790,909
Harley-Davidson Motorcycle Trust
2.760% 05/15/11	925,674	908,993
Home Equity Mortgage Trust
5.472% 09/25/36 (b)	389,183	388,754
IMC Home Equity Loan Trust
7.500% 04/25/26	323,138	322,058
7.520% 08/20/28	82,549	82,293
KeyCorp Student Loan Trust
5.758% 08/27/25 (b)	816,775	819,081
5.988% 01/27/23 (a)(b)	750,256	754,473
Long Beach Auto Receivables Trust
4.050% 04/15/11	1,700,000	1,670,367
Mastr Asset Backed Securities Trust
5.435% 03/25/36 (b)	1,761,642	1,761,763
5.535% 11/25/35 (b)	761,187	761,346
Navistar Financial Corp. Owner Trust
3.250% 10/15/10	1,000,000	974,703
Novastar Home Equity Loan
5.515% 01/25/36 (b)	292,716	292,748
SACO I, Inc.
5.585% 04/25/35 (a)(b)	535,896	535,819
UCFC Home Equity Loan
6.315% 04/15/30	294,833	294,533
WFS Financial Owner Trust
2.810% 08/22/11	1,000,000	977,851
Total Asset-Backed Securities (Cost of $14,971,265)		14,980,146
Mortgage-Backed Securities (11.4%)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	1,494,680	1,433,680
4.500% 11/01/07	487,638	481,284
4.500% 03/01/21	1,758,283	1,675,089
5.500% 07/01/19	1,456,921	1,442,892
5.500% 01/01/21	773,001	764,602
5.500% 07/01/21	123,000	121,621
TBA,
5.500% 08/17/21 (c)	1,360,000	1,344,276

See Accompanying Notes to Financial Statements.

37

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association
6.000% 03/01/09	$22,562	$22,418
6.000% 05/01/09	244,326	242,762
TBA:
5.500% 08/17/21 (c)	453,000	448,045
6.000% 08/17/21 (c)	1,000,000	1,008,438
Small Business Administration
5.875% 10/25/21 (b)	15,643	15,781
5.875% 03/25/22 (b)	119,755	120,826
5.875% 06/25/22 (b)	398,383	401,980
6.000% 07/25/21 (b)	25,576	25,360
6.000% 11/25/21 (b)	51,726	52,203
Total Mortgage-Backed Securities (Cost of $9,724,945)		9,601,257
Government & Agency Obligations (8.9%)
Foreign Government Obligations (1.4%)
Morocco Government AID Bond
5.563% 05/01/23 (b)	340,000	344,474
Province of Quebec
5.000% 07/17/09	500,000	495,866
United Mexican States
4.625% 10/08/08	325,000	318,500
		1,158,840
U.S. Government Agencies (4.1%)
Federal National Mortgage Association
4.750% 08/03/07	3,450,000	3,428,689
U.S. Government Obligations (3.4%)
U.S. Treasury Inflation Index Notes
3.875% 01/15/09	2,197,517	2,274,773
U.S. Treasury Notes
4.375% 12/31/07	620,000	614,284
		2,889,057
Total Government & Agency Obligations (Cost of $7,583,470)		7,476,586
Commercial Mortgage-Backed Securities (4.8%)
Chase Commercial Mortgage Securities Corp.
7.093% 10/15/32	1,261,211	1,278,113
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	628,494	630,814
Nationslink Funding Corp.
6.888% 11/10/30 (d)	500,000	502,875
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	1,564,448	1,591,252
Total Commercial Mortgage-Backed Securities (Cost of $4,126,439)		4,003,054

See Accompanying Notes to Financial Statements.

38

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (11.6%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $9,957,431 (repurchase proceeds $9,761,399)	$9,760,000	$9,760,000
Total Short-Term Obligation (Cost of $9,760,000)		9,760,000
Total Investments (104.7%) (Cost of $88,707,249) (e)		87,932,137
Other Assets & Liabilities, Net (-4.7%)		(3,947,977)
Net Assets (100.0%)		$83,984,160

Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities, which are not illiquid, amounted to $1,796,511, which represents 2.1% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2006.

(c)  Security purchased on a delayed delivery basis.

(d)  Investments in affiliates during the year ended July 31, 2006:
Security name: Nationslink Funding Corp., 6.888% 11/10/30

Par as of 07/31/05:	$500,000
Par purchased:	$-
Par sold:	$-
Par as of 07/31/06:	$500,000
Net realized gain/loss:	$-
Interest income earned:	$34,440
Value at end of period:	$502,875

(e)  Cost for federal income tax purposes is $89,033,604.

At July 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	32.1%
Collateralized Mortgage Obligations	18.1
Asset-Backed Securities	17.8
Mortgage-Backed Securities	11.4
Government & Agency Obligations	8.9
Commercial Mortgage-Backed Securities	4.8
Short-Term Obligation	11.6
Other Assets & Liabilities, Net	(4.7)
100.0%

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

39

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Par	Value
Corporate Fixed-Income Bonds & Notes (30.2%)
Communications (3.5%)
Media (0.5%)
Walt Disney Co.
5.500% 12/29/06	$475,000	$475,214
Telecommunications (3.0%)
Sprint Capital Corp.
4.780% 08/17/06	600,000	599,822
Verizon Global Funding Corp.
5.300% 08/15/07 (a)	600,000	600,313
Verizon Wireless Capital LLC
5.375% 12/15/06	750,000	749,837
Vodafone Group PLC
5.590% 12/28/07 (a)	700,000	699,966
		2,649,938
		3,125,152
Consumer Cyclical (3.9%)
Apparel (0.8%)
Nike, Inc.
5.500% 08/15/06	750,000	749,755
Auto Manufacturers (0.7%)
DaimlerChrysler NA Holding Corp.
5.750% 05/18/09	575,000	573,591
Retail (1.6%)
McDonald's Corp.
5.375% 04/30/07	610,000	609,314
Target Corp.
5.500% 04/01/07	850,000	849,821
		1,459,135
Textiles (0.8%)
Cintas Corp.
5.125% 06/01/07	750,000	747,156
		3,529,637
Consumer Non-Cyclical (3.3%)
Beverages (1.4%)
Bottling Group LLC
2.450% 10/16/06	700,000	695,731
Coca-Cola Enterprises, Inc.
5.375% 08/15/06	550,000	549,959
		1,245,690

See Accompanying Notes to Financial Statements.

40

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Food (1.4%)
Campbell Soup Co.
6.900% 10/15/06	$750,000	$751,984
General Mills, Inc.
5.125% 02/15/07	500,000	498,822
		1,250,806
Healthcare Services (0.5%)
WellPoint, Inc.
3.750% 12/14/07	500,000	487,968
		2,984,464
Energy (0.4%)
Oil & Gas (0.4%)
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437% 09/15/09 (b)	361,900	348,307
Financials (15.1%)
Banks (1.1%)
Societe Generale of North America, Inc.
5.140% 11/20/06	1,000,000	984,152
Diversified Financial Services (12.0%)
American Express Credit Corp.
5.529% 06/16/11 (a)	1,000,000	1,000,570
American Honda Finance Corp.
5.214% 08/23/07 (a)(b)	500,000	500,154
CIT Group, Inc.
5.370% 02/15/07 (a)	1,000,000	1,001,119
Countrywide Home Loans, Inc.
3.250% 05/21/08	500,000	480,936
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	200,000	195,192
5.670% 02/15/07 (a)	1,000,000	1,002,689
General Electric Capital Corp.
6.500% 12/10/07	500,000	506,723
Goldman Sachs Group LP
7.200% 03/01/07 (b)	250,000	252,543
Goldman Sachs Group, Inc.
5.647% 01/09/07 (a)	1,500,000	1,501,177
Household Financial Corp.
7.650% 05/15/07	650,000	660,018
John Deere Capital Corp.
3.625% 05/25/07	500,000	492,254
Merrill Lynch & Co.
3.000% 04/30/07	200,000	196,362
Morgan Stanley
5.358% 11/24/06 (a)	1,500,000	1,500,696
SLM Corp.
5.529% 09/15/06 (a)	1,510,000	1,510,143
		10,800,576

See Accompanying Notes to Financial Statements.

41

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Insurance (2.0%)
Berkshire Hathaway Finance Corp.
5.230% 05/16/08 (a)	$500,000	$500,633
Genworth Financial, Inc.
5.479% 06/15/07 (a)	1,100,000	1,101,730
Prudential Financial, Inc.
4.104% 11/15/06	225,000	224,171
		1,826,534
		13,611,262
Industrials (1.0%)
Aerospace & Defense (0.6%)
United Technologies Corp.
7.000% 09/15/06	500,000	500,676
Transportation (0.4%)
CSX Corp.
5.430% 08/03/06 (a)	387,000	387,000
		887,676
Information Technology (1.2%)
Computers (0.9%)
International Business Machines Corp.
5.490% 06/28/07 (a)	750,000	750,427
IT Services (0.3%)
First Data Corp.
4.700% 11/01/06	300,000	299,306
		1,049,733
Utilities (1.8%)
Electric (1.8%)
Alabama Power Co.
2.800% 12/01/06	400,000	396,505
Nisource Finance Corp.
3.200% 11/01/06	500,000	496,917
Wisconsin Electric Power Co.
3.500% 12/01/07	750,000	731,311
		1,624,733
Total Corporate Fixed-Income Bonds & Notes (Cost of $27,233,105)		27,160,964
Asset-Backed Securities (30.2%)
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	500,000	488,868
4.310% 09/08/08	463,079	462,113
Bay View Auto Trust
5.010% 06/25/14	300,000	296,507
Capital Auto Receivables Asset Trust
3.350% 02/15/08	1,000,000	992,377

See Accompanying Notes to Financial Statements.

42

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Capital One Auto Finance Trust
4.790% 05/15/09	$858,428	$855,697
Carmax Auto Owner Trust
4.100% 05/15/08	794,124	791,344
Centex Home Equity
5.495% 10/25/35 (a)	432,905	432,950
6.540% 01/25/32	256,635	255,556
Chase Credit Card Master Trust
5.489% 02/15/10 (a)	1,000,000	1,001,406
Chase Funding Mortgage Loan Asset-Backed Certificates
7.140% 09/25/28	147,254	146,641
Chase Manhattan Auto Owner Trust
4.770% 03/15/08	800,000	798,293
CNH Equipment Trust
3.380% 02/15/11	750,000	736,160
5.200% 08/16/10	750,000	747,999
DaimlerChrysler Auto Trust
3.090% 01/08/08	110,010	109,943
5.300% 10/08/08	500,000	499,455
Ford Credit Floorplan Master Owner Trust
5.549% 06/15/11 (a)	700,000	699,985
Franklin Auto Trust
3.130% 11/15/11	376,068	369,103
4.910% 04/20/10	1,000,000	992,958
GMAC Mortgage Corp. Loan Trust
6.200% 05/25/36	984,994	984,994
Gracechurch Card Funding PLC
5.479% 03/15/10 (a)	1,000,000	1,001,089
GS Auto Loan Trust
4.320% 05/15/08	418,642	417,241
Harley-Davidson Motorcycle Trust
2.630% 11/15/10	148,561	145,420
5.360% 10/15/10	932,520	931,541
Honda Auto Receivables Owner Trust
4.850% 06/18/08	750,000	747,903
Household Automotive Trust
2.220% 11/17/09	560,631	551,099
John Deere Owner Trust
5.364% 07/13/07	464,006	463,802
Long Beach Auto Receivables Trust
3.402% 09/15/09	416,766	413,421
4.050% 04/15/11	800,000	786,055
4.080% 06/15/10	700,000	692,195
4.325% 06/15/09	558,601	556,349
4.406% 05/15/10	600,000	592,181
Long Beach Mortgage Loan Trust
4.500% 12/25/06 I.O. (c)	2,734,097	33,515
Nissan Auto Lease Trust
2.570% 06/15/09	33,795	33,746
Nomura Asset Acceptance Corp.
5.525% 01/25/36 (a)(b)	757,898	757,986

See Accompanying Notes to Financial Statements.

43

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Onyx Acceptance Grantor Trust
3.090% 09/15/08	$134,216	$133,599
Ownit Mortgage Loan Asset-Backed Certificates
5.424% 12/25/36 (a)	664,473	659,812
Providian Gateway Master Trust
3.350% 09/15/11 (b)	1,500,000	1,466,241
Residential Asset Mortgage Products, Inc.
3.420% 10/25/27 (a)	266,837	265,494
Residential Funding Mortgage Securities II, Inc.
5.505% 09/25/35 (a)	647,957	646,547
Soundview Home Equity Loan Trust
5.555% 04/25/35 (a)	114,384	114,411
Triad Auto Receivables Owner Trust
4.220% 06/12/12	750,000	730,796
5.360% 11/12/09	900,000	898,908
Volkswagen Auto Loan Enhanced Trust
2.270% 10/22/07	15,496	15,462
WFS Financial Owner Trust
2.850% 09/22/08	157,966	157,373
3.020% 05/20/11	538,206	530,385
3.150% 05/20/11	782,959	770,898
3.250% 05/20/11	941,599	927,605
Total Asset-Backed Securities (Cost of $27,197,932)		27,103,423
Collateralized Mortgage Obligations (16.3%)
Agency (10.4%)
Federal Home Loan Mortgage Corp.
2.351% 08/15/08 (a)	643,530	633,692
3.000% 06/15/23	782,778	771,301
4.000% 05/15/14	100,000	97,593
4.000% 07/15/24	455,950	446,962
4.250% 03/15/17	669,401	663,638
4.500% 11/15/16	439,125	431,688
5.000% 07/15/14	400,000	397,150
5.000% 11/15/15	261,510	259,120
5.000% 02/15/16	867,421	858,926
5.000% 09/15/19	876,291	871,756
5.000% 05/15/26	468,145	463,604
5.500% 04/15/27	1,825,408	1,822,835
Federal National Mortgage Association
5.000% 01/25/23	614,939	609,973
6.000% 01/25/31	1,011,980	1,013,265
		9,341,503
Non-Agency (5.9%)
Granite Master Issuer PLC
5.388% 04/20/31 (a)	886,303	886,091
JP Morgan Mortgage Trust
5.500% 04/25/36	400,000	397,352

See Accompanying Notes to Financial Statements.

44

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (continued)
Opteum Mortgage Acceptance Corp.
5.470% 12/25/35 (a)	$668,990	$665,151
Paragon Mortgages PLC
5.369% 06/15/41 (a)(b)	481,804	481,804
Residential Mortgage Securities PLC
5.602% 11/14/31 (a)(b)	1,000,000	1,000,000
Washington Mutual, Inc.
3.624% 04/25/35 (a)	179,560	178,851
4.841% 10/25/35 (a)	744,710	732,565
6.250% 07/25/36	958,630	959,491
		5,301,305
Total Collateralized Mortgage Obligations (Cost of $14,725,770)		14,642,808
Government & Agency Obligations (12.4%)
U.S. Government Agencies (12.4%)
Federal Home Loan Bank
2.625% 02/16/07	500,000	492,465
4.000% 04/25/07	1,000,000	989,351
4.000% 03/10/08	500,000	490,047
4.875% 05/15/07	1,000,000	995,609
5.375% 02/15/07	1,250,000	1,249,249
Federal Home Loan Mortgage Corp.
2.750% 10/15/06	1,500,000	1,491,480
2.875% 12/15/06	2,000,000	1,980,702
3.750% 11/15/06	1,000,000	995,021
4.125% 04/02/07	2,000,000	1,982,684
Federal National Mortgage Association
5.111% 09/07/06 (a)	500,000	499,887
Total Government & Agency Obligations (Cost of $11,241,624)		11,166,495
Mortgage-Backed Securities (3.4%)
Federal Home Loan Mortgage Corp.
5.000% 12/01/19	1,579,134	1,534,503
Federal National Mortgage Association
6.000% 09/01/19	1,264,242	1,275,430
6.500% 07/01/34	232,688	236,209
Total Mortgage-Backed Securities (Cost of $3,167,994)		3,046,142
Municipal Bonds (2.3%)
KS Wyandotte County Kansas City Unified Government Special Obligation Revenue
Series 2005,
4.670% 12/01/09 (a)(d)	490,000	483,101

See Accompanying Notes to Financial Statements.

45

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Municipal Bonds (continued)
NJ Camden County Improvement Authority
Series 2005,
4.220% 08/03/06 (a)(d)	$500,000	$499,900
NY City
Series 2005 L,
4.000% 12/01/06 (a)(d)	300,000	298,584
NY Urban Development Corp. Revenue
Series 2004 B-3,
3.580% 12/15/07 (a)(d)	800,000	781,624
Total Municipal Bonds (Cost of $2,090,888)		2,063,209
Short-Term Obligation (4.7%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Bond maturing 05/15/09, market value of $4,352,400 (repurchase proceeds $4,267,612).	4,267,000	4,267,000
Total Short-Term Obligation (Cost of $4,267,000)		4,267,000
Total Investments (99.5%) (Cost of $89,924,313) (e)		89,450,041
Other Assets & Liabilities, Net (0.5%)		413,311
Net Assets (100.0%)		$89,863,352
Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities, which are not illiquid, amounted to $4,807,035, which represents 5.3% of net assets.

(c)  Accrued interest accumulates in the value of this security and is payable at redemption.

(d)  Auction rate security. A debt security in which the interest rate is reset periodically, at intervals established at the time of issuance.

(e)  Cost for federal income tax purposes is $90,087,545.

Investments in affiliates during the year ended July 31, 2006:
Security name: MBNA Credit Card Master Note Trust, 5.750% 10/15/08
(MBNA became an affiliate of the Fund on January 1, 2006)

Par as of 07/31/05:	$439,000
Par purchased:	$-
Par sold:	$439,000
Par as of 07/31/06:	$-
Net realized gain/loss:	$(20,510)
Interest income earned:	$19,914
Value at end of period:	$-

See Accompanying Notes to Financial Statements.

46

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Investments in affiliates during the year ended July 31, 2006:
Security name: MBNA America Bank N.A., 7.750% 09/15/05
(MBNA became an affiliate of the Fund on January 1, 2006)

Par as of 07/31/05:	$280,000
Par purchased:	$-
Par sold:	$280,000
Par as of 07/31/06:	$-
Net realized gain/loss:	$(21,277)
Interest income earned:	$2,652
Value at end of period:	$-

At July 31, 2006, the asset allocation of the Fund is as follows:

% of Asset Allocation (Unaudited)	Net Assets
Corporate Fixed-Income Bonds & Notes	30.2%
Asset-Backed Securities	30.2
Collateralized Mortgage Obligations	16.3
Government & Agency Obligations	12.4
Mortgage-Backed Securities	3.4
Municipal Bonds	2.3
Short-Term Obligation	4.7
Other Assets & Liabilities, Net	0.5
100.0%

Acronym	Name
I.O.	Interest only security

See Accompanying Notes to Financial Statements.

47

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Par	Value
Corporate Fixed-Income Bonds & Notes (93.2%)
Basic Materials (5.2%)
Chemicals (2.4%)
Chemicals-Diversified (1.4%)
EquiStar Chemicals LP
10.125% 09/01/08	$375,000	$394,688
10.625% 05/01/11	585,000	628,875
NOVA Chemicals Corp.
6.500% 01/15/12	355,000	330,150
		1,353,713
Chemicals-Specialty (0.7%)
Nalco Co.
7.750% 11/15/11	685,000	688,425
Industrial-Gases (0.3%)
Airgas, Inc.
9.125% 10/01/11	310,000	323,175
		2,365,313
Forest Products & Paper (0.9%)
Paper & Related Products (0.9%)
Boise Cascade LLC
7.125% 10/15/14	960,000	847,200
Iron/Steel (1.9%)
Steel-Producers (1.9%)
Russel Metals, Inc.
6.375% 03/01/14	1,185,000	1,116,862
United States Steel Corp.
9.750% 05/15/10	650,000	692,250
		1,809,112
		5,021,625
Communications (14.2%)
Media (7.6%)
Cable TV (4.1%)
CSC Holdings, Inc.
7.625% 04/01/11	490,000	493,062
DirecTV Holdings LLC
6.375% 06/15/15	1,080,000	1,000,350
8.375% 03/15/13	159,000	166,553
EchoStar DBS Corp.
5.750% 10/01/08	150,000	148,125
6.625% 10/01/14	1,280,000	1,235,200
Rogers Cable, Inc.
7.875% 05/01/12	890,000	920,037
		3,963,327

See Accompanying Notes to Financial Statements.

48

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Multimedia (1.5%)
Emmis Operating Co.
6.875% 05/15/12	$465,000	$456,281
Lamar Media Corp.
7.250% 01/01/13	975,000	957,938
		1,414,219
Publishing-Periodicals (1.2%)
Dex Media West LLC
9.875% 08/15/13	210,000	226,275
R.H. Donnelley Finance Corp.
10.875% 12/15/12 (a)	820,000	900,975
		1,127,250
Television (0.8%)
LIN Television Corp.
6.500% 05/15/13	850,000	774,563
		7,279,359
Telecommunication Services (6.6%)
Cellular Telecommunications (2.2%)
Nextel Communications, Inc.
7.375% 08/01/15	1,085,000	1,111,548
Rogers Wireless, Inc.
8.000% 12/15/12	985,000	1,014,550
		2,126,098
Satellite Telecommunications (0.3%)
Intelsat Bermuda Ltd.
9.250% 06/15/16 (a)	265,000	270,962
Telecommunication Equipment (0.3%)
Lucent Technologies, Inc.
6.450% 03/15/29	340,000	289,850
Telecommunication Services (0.3%)
Embarq Corp.
7.082% 06/01/16	155,000	155,991
7.995% 06/01/36	155,000	159,000
		314,991
Telephone-Integrated (3.0%)
Cincinnati Bell, Inc.
7.000% 02/15/15	280,000	265,300
Citizens Communications Co.
9.000% 08/15/31	505,000	517,625
Qwest Corp.
7.500% 06/15/23	465,000	447,563
8.875% 03/15/12	1,255,000	1,352,262
Windstream Corp.
8.625% 08/01/16 (a)	310,000	322,400
		2,905,150

See Accompanying Notes to Financial Statements.

49

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Wireless Equipment (0.5%)
American Towers, Inc.
7.250% 12/01/11	$430,000	$441,825
		6,348,876
		13,628,235
Consumer Cyclical (18.4%)
Apparel (0.8%)
Apparel Manufacturers (0.8%)
Phillips-Van Heusen Corp.
7.250% 02/15/11	775,000	769,188
Auto Parts & Equipment (0.9%)
Auto/Truck Parts & Equipment-Original (0.9%)
Accuride Corp.
8.500% 02/01/15	510,000	474,300
TRW Automotive, Inc.
9.375% 02/15/13	410,000	435,625
		909,925
Entertainment (2.9%)
Music (1.2%)
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	815,000	780,362
Warner Music Group
7.375% 04/15/14	410,000	395,650
		1,176,012
Racetracks (1.0%)
Speedway Motorsports, Inc.
6.750% 06/01/13	930,000	897,450
Theaters (0.7%)
Cinemark USA, Inc.
9.000% 02/01/13	665,000	696,588
		2,770,050
Home Builders (3.2%)
Building-Residential/Commercial (3.2%)
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	775,000	713,000
6.375% 12/15/14	665,000	578,550
6.500% 01/15/14	950,000	847,875
KB Home
8.625% 12/15/08	885,000	917,222
		3,056,647

See Accompanying Notes to Financial Statements.

50

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Home Furnishings (0.4%)
Sealy Mattress Co.
8.250% 06/15/14	$340,000	$340,000
Leisure Time (2.2%)
Cruise Lines (1.1%)
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	900,000	887,506
8.750% 02/02/11	185,000	199,525
		1,087,031
Leisure & Recreational Products (1.1%)
Leslie's Poolmart
7.750% 02/01/13	1,035,000	1,003,950
		2,090,981
Lodging (5.2%)
Casino Hotels (3.9%)
CCM Merger, Inc.
8.000% 08/01/13 (a)	290,000	277,675
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	420,000	420,525
Kerzner International Ltd.
6.750% 10/01/15	670,000	705,175
MGM Mirage
6.000% 10/01/09	360,000	350,100
8.500% 09/15/10	290,000	302,688
Station Casinos, Inc.
6.875% 03/01/16	665,000	611,800
Wynn Las Vegas LLC
6.625% 12/01/14	1,215,000	1,145,137
		3,813,100
Hotels & Motels (1.3%)
Hilton Hotels Corp.
7.500% 12/15/17	425,000	436,754
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	755,000	796,525
		1,233,279
		5,046,379
Retail (2.8%)
Retail-Automobiles (1.1%)
AutoNation, Inc.
7.000% 04/15/14 (a)	235,000	232,650
7.507% 04/15/13 (a)(b)	140,000	141,400
Group 1 Automotive, Inc.
8.250% 08/15/13	620,000	624,650
		998,700

See Accompanying Notes to Financial Statements.

51

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Retail-Convenience Store (0.6%)
Couche-Tard US LP
7.500% 12/15/13	$605,000	$603,488
Retail-Propane Distributors (0.4%)
AmeriGas Partners LP
7.125% 05/20/16	430,000	414,950
Retail-Restaurants (0.7%)
Domino's, Inc.
8.250% 07/01/11	650,000	671,125
		2,688,263
		17,671,433
Consumer Non-Cyclical (16.1%)
Agriculture (0.3%)
Tobacco (0.3%)
Reynolds American, Inc.
7.625% 06/01/16 (a)	250,000	254,556
Beverages (2.0%)
Beverages-Non-Alcoholic (1.0%)
Cott Beverages, Inc.
8.000% 12/15/11	945,000	954,450
Beverages-Wine/Spirits (1.0%)
Constellation Brands, Inc.
8.125% 01/15/12	955,000	983,650
		1,938,100
Commercial Services (4.2%)
Commercial Services (0.5%)
Iron Mountain, Inc.
7.750% 01/15/15	455,000	443,625
Funeral Services & Related Items (0.7%)
Service Corp. International
6.750% 04/01/16	250,000	233,125
Stewart Enterprises, Inc.
6.250% 02/15/13	545,000	486,412
		719,537
Printing-Commercial (0.4%)
Quebecor World Capital Corp.
8.750% 03/15/16 (a)	375,000	344,063

See Accompanying Notes to Financial Statements.

52

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Private Corrections (1.1%)
Corrections Corp. of America
6.250% 03/15/13	$665,000	$628,425
7.500% 05/01/11	445,000	449,450
		1,077,875
Rental Auto/Equipment (1.5%)
Avis Budget Car Rental LLC
7.625% 05/15/14 (a)	160,000	156,800
7.750% 05/15/16 (a)	235,000	229,125
NationsRent Companies, Inc.
9.500% 10/15/10	340,000	369,389
United Rentals North America, Inc.
7.750% 11/15/13	725,000	690,563
		1,445,877
		4,030,977
Food (1.4%)
Food-Dairy Products (0.6%)
Dean Foods Co.
7.000% 06/01/16	615,000	595,013
Food-Miscellaneous/Diversified (0.8%)
Del Monte Corp.
6.750% 02/15/15	775,000	722,687
		1,317,700
Healthcare Services (5.6%)
Medical Products (1.3%)
Fisher Scientific International, Inc.
6.750% 08/15/14	1,230,000	1,222,313
Medical-Hospitals (2.4%)
Community Health Systems
6.500% 12/15/12	450,000	424,125
HCA, Inc.
6.950% 05/01/12	1,000,000	877,500
Triad Hospitals, Inc.
7.000% 05/15/12	1,000,000	993,750
		2,295,375
Medical-Nursing Homes (1.6%)
Extendicare Health Services, Inc.
6.875% 05/01/14	1,200,000	1,248,000
9.500% 07/01/10	255,000	266,156
		1,514,156
Medical-Outpatient/Home Medical (0.3%)
Select Medical Corp.
7.625% 02/01/15	410,000	348,500
		5,380,344

See Accompanying Notes to Financial Statements.

53

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Household Products/Wares (0.9%)
Consumer Products-Miscellaneous (0.9%)
American Greetings Corp.
7.375% 06/01/16	$275,000	$275,000
Scotts Co.
6.625% 11/15/13	630,000	605,587
		880,587
Pharmaceuticals (1.7%)
Medical-Generic Drugs (0.5%)
Mylan Laboratories, Inc.
6.375% 08/15/15	460,000	443,900
Medical-Wholesale Drug Distribution (0.7%)
AmerisourceBergen Corp.
5.625% 09/15/12	755,000	721,554
Pharmacy Services (0.5%)
Omnicare, Inc.
6.750% 12/15/13	510,000	491,513
		1,656,967
		15,459,231
Energy (13.8%)
Coal (2.0%)
Coal (2.0%)
Arch Western Finance LLC
6.750% 07/01/13	830,000	790,575
Massey Energy Co.
6.875% 12/15/13	455,000	419,738
Peabody Energy Corp.
6.875% 03/15/13	725,000	705,062
		1,915,375
Oil & Gas (5.3%)
Oil & Gas Drilling (0.8%)
Pride International, Inc.
7.375% 07/15/14	810,000	818,100
Oil Companies-Exploration & Production (3.9%)
Chesapeake Energy Corp.
6.375% 06/15/15	995,000	935,300
Compton Petroleum Corp.
7.625% 12/01/13	570,000	548,625
Newfield Exploration Co.
6.625% 09/01/14	715,000	692,656
Plains Exploration & Production Co.
7.125% 06/15/14	665,000	658,350

See Accompanying Notes to Financial Statements.

54

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Oil Companies-Exploration & Production (continued)
Pogo Producing Co.
6.625% 03/15/15	$965,000	$911,925
		3,746,856
Oil Refining & Marketing (0.6%)
Tesoro Corp.
6.625% 11/01/15 (a)	565,000	540,988
		5,105,944
Oil & Gas Services (2.6%)
Oil Field Machinery & Equipment (0.9%)
Grant Prideco, Inc.
6.125% 08/15/15	890,000	838,825
Oil-Field Services (1.7%)
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	810,000	755,325
Universal Compression, Inc.
7.250% 05/15/10	915,000	917,287
		1,672,612
		2,511,437
Pipelines (3.9%)
Pipelines (3.9%)
Atlas Pipeline Partners LP
8.125% 12/15/15 (a)	475,000	478,562
Colorado Interstate Gas Co.
6.800% 11/15/15	955,000	930,009
MarkWest Energy Partners LP
6.875% 11/01/14	860,000	795,500
Williams Companies, Inc.
6.375% 10/01/10 (a)	190,000	185,963
8.125% 03/15/12	1,315,000	1,377,462
		3,767,496
		13,300,252
Financials (2.6%)
Diversified Financial Services (1.3%)
Finance-Investment Banker/Broker (1.3%)
E*Trade Financial Corp.
7.375% 09/15/13	870,000	872,175
LaBranche & Co., Inc.
11.000% 05/15/12	305,000	324,825
		1,197,000
Real Estate Investment Trusts (REITs) (1.3%)
REITS-Hotels (0.8%)
Host Marriott LP
6.375% 03/15/15	815,000	771,194

See Accompanying Notes to Financial Statements.

55

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
REITS-Regional Malls (0.5%)
Rouse Co. LP
6.750% 05/01/13 (a)	$500,000	$495,038
		1,266,232
		2,463,232
Industrials (14.2%)
Aerospace & Defense (2.3%)
Aerospace/Defense-Equipment (1.4%)
DRS Technologies, Inc.
6.625% 02/01/16	700,000	673,750
Sequa Corp.
9.000% 08/01/09	615,000	647,288
		1,321,038
Electronics-Military (0.9%)
L-3 Communications Corp.
6.375% 10/15/15	940,000	902,400
		2,223,438
Electronics (0.4%)
Electronic Components-Miscellaneous (0.4%)
Flextronics International Ltd.
6.250% 11/15/14	385,000	367,675
Environmental Control (1.2%)
Non-Hazardous Waste Disposal (1.2%)
Allied Waste North America, Inc.
7.125% 05/15/16 (a)	1,155,000	1,100,138
Machinery-Diversified (2.4%)
Machinery-General Industry (2.4%)
Manitowoc Co., Inc.
7.125% 11/01/13	1,095,000	1,053,937
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	1,290,000	1,270,650
		2,324,587
Miscellaneous Manufacturing (1.4%)
Diversified Manufacturing Operators (1.4%)
Bombardier, Inc.
6.300% 05/01/14 (a)	825,000	721,875
Trinity Industries, Inc.
6.500% 03/15/14	635,000	615,950
		1,337,825
Packaging & Containers (3.4%)
Containers-Metal/Glass (2.9%)
Ball Corp.
6.875% 12/15/12	445,000	442,775

See Accompanying Notes to Financial Statements.

56

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Containers-Metal/Glass (continued)
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15 (a)	$725,000	$715,031
Owens-Brockway Glass Container, Inc.
8.875% 02/15/09	15,000	15,469
Owens-Illinois, Inc.
7.500% 05/15/10	900,000	886,500
Silgan Holdings, Inc.
6.750% 11/15/13	730,000	722,700
		2,782,475
Containers-Paper/Plastic (0.5%)
Smurfit-Stone Container Corp.
8.375% 07/01/12	555,000	527,944
		3,310,419
Transportation (3.1%)
Transportation-Marine (2.7%)
Overseas Shipholding Group
8.250% 03/15/13	855,000	884,925
Stena AB
7.500% 11/01/13	640,000	619,200
Teekay Shipping Corp.
8.875% 07/15/11	1,030,000	1,084,075
		2,588,200
Transportation-Services (0.4%)
Offshore Logistics, Inc.
6.125% 06/15/13	435,000	403,462
		2,991,662
		13,655,744
Technology (1.7%)
Office/Business Equipment (0.8%)
Office Automation & Equipment (0.8%)
Xerox Corp.
6.400% 03/15/16	215,000	206,131
7.125% 06/15/10	600,000	609,000
		815,131
Semiconductors (0.9%)
Electronic Components-Semiconductors (0.9%)
Freescale Semiconductor, Inc.
6.875% 07/15/11	830,000	842,450
		1,657,581
Utilities (7.0%)
Electric (7.0%)
Electric-Generation (2.0%)
AES Corp.
7.750% 03/01/14	1,335,000	1,348,350
Edison Mission Energy
7.730% 06/15/09	590,000	598,850
		1,947,200

See Accompanying Notes to Financial Statements.

57

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electric-Integrated (3.0%)
CMS Energy Corp.
6.875% 12/15/15	$310,000	$297,600
8.500% 04/15/11	260,000	273,650
Nevada Power Co.
5.875% 01/15/15	705,000	679,366
6.500% 04/15/12	585,000	588,877
NorthWestern Corp.
5.875% 11/01/14	175,000	173,138
TECO Energy, Inc.
7.000% 05/01/12	840,000	840,000
		2,852,631
Independent Power Producer (2.0%)
Mirant North America LLC
7.375% 12/31/13 (a)	935,000	898,769
MSW Energy Holdings II LLC
7.375% 09/01/10	540,000	540,000
NRG Energy, Inc.
7.250% 02/01/14	130,000	127,237
7.375% 02/01/16	380,000	371,450
		1,937,456
		6,737,287
Total Corporate Fixed-Income Bonds & Notes (Cost of $93,304,851)		89,594,620
Short-Term Obligation (5.1%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $5,026,275 (repurchase proceeds $4,924,706)	4,924,000	4,924,000
Total Short-Term Obligation (Cost of $4,924,000)		4,924,000
Total Investments (98.3%) (Cost of $98,228,851) (c)		94,518,620
Other Assets & Liabilities, Net (1.7%)		1,601,553
Net Assets (100.0%)		$96,120,173
Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities, which are not illiquid, amounted to $9,467,857, which represents 9.9% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2006.

(c)  Cost for federal income tax purposes is $98,796,175.

See Accompanying Notes to Financial Statements.

58

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2006, the asset allocation of the Fund is as follows:

% of Asset Allocation (Unaudited)	Net Assets
Consumer Cyclical	18.4%
Consumer Non-Cyclical	16.1
Industrials	14.2
Communications	14.2
Energy	13.8
Utilities	7.0
Basic Materials	5.2
Financials	2.6
Technology	1.7
Short-Term Obligation	5.1
Other Assets & Liabilities, Net	1.7
100.0%

See Accompanying Notes to Financial Statements.

59

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2006

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Unaffiliated investments, at identified cost (including repurchase agreements)	$60,073,416	$88,173,499	$89,924,313	$98,228,851
Affiliated investments, at identified cost	88,706	533,750	-	-
Unaffiliated investments, at value	$54,773,331	$77,669,262	$85,183,041	$89,594,620
Affiliated investments, at value	90,518	502,875	-	-
Repurchase agreement	4,210,000	9,760,000	4,267,000	4,924,000
Total investments, at value	59,073,849	87,932,137	89,450,041	94,518,620
Cash	320	335	782	779
Receivable for:
Capital stock sold	-	-	-	245,028
Interest	526,341	591,933	681,192	1,717,811
Foreign tax reclaim	1,025	-	-	-
Expense reimbursement due from Investment Advisor	15,903	14,140	16,473	18,574
Deferred Trustees' compensation plan	4,157	5,467	3,238	8,446
Total Assets	59,621,595	88,544,012	90,151,726	96,509,258
LIABILITIES:
Payable for:
Investments purchased	-	1,503,702	-	-
Investments purchased on a delayed delivery basis	3,230,883	2,794,837	-	-
Capital stock redeemed	-	33,643	-	875
Distributions	155,178	164,572	230,249	302,536
Investment advisory fee	12,882	19,400	18,402	31,838
Trustees' fees	467	457	581	1,146
Audit fee	35,950	36,650	34,650	40,350
Deferred Trustees' compensation plan	4,157	5,467	3,238	8,446
Other liabilities	974	1,124	1,254	3,894
Total liabilities	3,440,491	4,559,852	288,374	389,085
NET ASSETS	$56,181,104	$83,984,160	$89,863,352	$96,120,173
NET ASSETS consist of:
Paid-in capital	$58,914,800	$89,628,207	$91,967,837	$148,616,601
Overdistributed net investment income	(76,968)	(196,999)	(397,427)	(565,665)
Accumulated net realized loss	(1,568,455)	(4,671,936)	(1,232,786)	(48,220,532)
Net unrealized depreciation on investments	(1,088,273)	(775,112)	(474,272)	(3,710,231)
NET ASSETS	$56,181,104	$83,984,160	$89,863,352	$96,120,173
Shares of capital stock outstanding	5,590,675	7,245,819	9,341,068	12,549,246
Net asset value, offering and redemption price per share	$10.05	$11.59	$9.62	$7.66

See Accompanying Notes to Financial Statements.

60

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2006

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
NET INVESTMENT INCOME:
Income:
Interest	$2,998,188	$3,457,604	$3,519,516	$12,796,940
Interest from affiliates	6,199	34,440	22,566	-
Total investment income	3,004,387	3,492,044	3,542,082	12,796,940
Expenses:
Investment advisory fee	153,161	191,752	211,656	755,331
Trustees' fees	13,112	13,546	14,286	21,373
Audit fee	41,607	42,384	38,819	45,049
Non-recurring costs (See Note 10)	774	912	997	2,550
Other expenses	4,233	5,064	5,705	16,918
Total expenses	212,887	253,658	271,463	841,221
Expense reimbursement from Investment Advisor	(58,952)	(60,994)	(58,810)	(80,689)
Non-recurring costs assumed by Investment Advisor (See Note 10)	(774)	(912)	(997)	(2,550)
Net expenses	153,161	191,752	211,656	757,982
Net investment income	2,851,226	3,300,292	3,330,426	12,038,958
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Unaffiliated investments	(1,319,006)	(640,244)	(140,203)	(1,263,762)
Affiliated investments	-	-	(41,787)	-
Futures contracts	83,606	105,589	-	-
Net realized loss	(1,235,400)	(534,655)	(181,990)	(1,263,762)
Net change in unrealized appreciation (depreciation) on:
Investments	(807,623)	(238,635)	60,266	(7,431,304)
Futures contracts	(49,688)	(49,687)	-	-
Net change in unrealized appreciation (depreciation)	(857,311)	(288,322)	60,266	(7,431,304)
Net loss	(2,092,711)	(822,977)	(121,724)	(8,695,066)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$758,515	$2,477,315	$3,208,702	$3,343,892

See Accompanying Notes to Financial Statements.

61

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	Year Ended July 31,		Year Ended July 31,
	2006	2005	2006	2005
Operations:
Net investment income	$2,851,226	$2,383,988	$3,300,292	$3,601,627
Net realized gain (loss) on investments and futures contracts	(1,235,400)	176,270	(534,655)	(176,900)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(857,311)	(216,570)	(288,322)	(877,571)
Net increase from operations	758,515	2,343,688	2,477,315	2,547,156
Distributions declared to shareholders:
From net investment income	(3,061,621)	(2,560,924)	(3,690,742)	(4,015,551)
From net realized gains	(21,839)	-	-	-
Total distributions declared to shareholders	(3,083,460)	(2,560,924)	(3,690,742)	(4,015,551)
Share transactions:
Subscriptions	12,221,511	58,926,891	30,797,725	26,264,611
Distributions reinvested	750,818	329,461	1,914,965	2,577,783
Redemptions	(33,568,744)	(12,746,687)	(43,357,147)	(50,657,075)
Net increase (decrease) in share transactions	(20,596,415)	46,509,665	(10,644,457)	(21,814,681)
Net increase (decrease) in net assets	(22,921,360)	46,292,429	(11,857,884)	(23,283,076)
NET ASSETS:
Beginning of period	79,102,464	32,810,035	95,842,044	119,125,120
End of period	$56,181,104	$79,102,464	$83,984,160	$95,842,044
Overdistributed net investment income	$(76,968)	$(129,609)	$(196,999)	$(402,571)
Changes in shares:
Subscriptions	1,194,394	5,606,416	2,641,344	2,196,838
Issued for distributions reinvested	73,922	31,434	164,066	216,646
Redemptions	(3,269,168)	(1,214,434)	(3,691,976)	(4,251,192)
Net increase (decrease)	(2,000,852)	4,423,416	(886,566)	(1,837,708)

See Accompanying Notes to Financial Statements.

62

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	Year Ended July 31,		Year Ended July 31,
	2006	2005	2006	2005
Operations:
Net investment income	$3,330,426	$1,798,336	$12,038,958	$21,282,171
Net realized gain (loss) on investments	(181,990)	(23,356)	(1,263,762)	8,588,241
Net change in unrealized appreciation (depreciation) on investments	60,266	(366,837)	(7,431,304)	(3,213,339)
Net increase from operations	3,208,702	1,408,143	3,343,892	26,657,073
Distributions declared to shareholders:
From net investment income	(3,636,758)	(2,717,420)	(12,800,444)	(22,727,424)
Return of capital	(1,580)	(206,594)	-	-
Total distributions declared to shareholders	(3,638,338)	(2,924,014)	(12,800,444)	(22,727,424)
Share transactions:
Subscriptions	25,443,944	36,802,190	12,320,348	32,168,726
Distributions reinvested	1,242,616	1,256,886	8,511,776	17,597,737
Redemptions	(17,968,775)	(22,203,245)	(184,498,010)	(166,610,851)
Net increase (decrease) in share transactions	8,717,785	15,855,831	(163,665,886)	(116,844,388)
Net increase (decrease) in net assets	8,288,149	14,339,960	(173,122,438)	(112,914,739)
NET ASSETS:
Beginning of period	81,575,203	67,235,243	269,242,611	382,157,350
End of period	$89,863,352	$81,575,203	$96,120,173	$269,242,611
Overdistributed net investment income	$(397,427)	$(596,700)	$(565,665)	$(1,346,465)
Changes in shares:
Subscriptions	2,640,382	3,774,819	1,561,452	3,950,673
Issued for distributions reinvested	128,967	128,653	1,075,896	2,166,477
Redemptions	(1,863,156)	(2,274,518)	(23,417,941)	(20,573,327)
Net increase (decrease)	906,193	1,628,954	(20,780,593)	(14,456,177)

See Accompanying Notes to Financial Statements.

63

NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Shares in the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia") or one of its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. Each Fund may waive the investment minimum in their sole discretion. Please see the Funds' prospectus for further details.

Effective March 27, 2006, each Fund was redomiciled into a new series of Columbia Funds Institutional Trust. Prior to March 27, 2006, each Fund was a series of CMG Fund Trust.

Investment goals. CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principal. CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Fund shares. Each Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

Note 2.  Significant accounting policies

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

64

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Each Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed delivery securities. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify liquid portfolio securities in their records in amounts equal to the delayed delivery commitments.

Treasury Inflation Indexed Securities. The Funds may invest in Treasury Inflation-Indexed Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Stripped securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal or interest payments can be extremely

65

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Mortgage dollar rolls. The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in segregated accounts until the settlement date, cash or liquid securities in amounts equal to the forward purchase price.

The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Funds sell the security becomes insolvent, the Funds' right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Funds are required to repurchase may be worth less than an instrument which the Funds originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Income recognition. Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, net of any non-reclaimable tax withholdings of foreign securities.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Dividends from net investment income, if any, are generally declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

66

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

For the year ended July 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, amortization/accretion adjustments and paydown gain/loss reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
CMG Core Bond Fund	$263,036	$(263,036)	$-
CMG Short Term Bond Fund	596,022	(595,761)	(261)
CMG Ultra Short Term Bond Fund	505,605	(505,606)	1
CMG High Yield Fund	1,542,286	(1,542,284)	(2)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

	July 31, 2006
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$3,064,202	$19,258	$-
CMG Short Term Bond Fund	3,690,742	-	-
CMG Ultra Short Term Bond Fund	3,636,758	-	1,580
CMG High Yield Fund	12,800,444	-	-
	July 31, 2005
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$2,560,924	$-	$-
CMG Short Term Bond Fund	4,015,551	-	-
CMG Ultra Short Term Bond Fund	2,717,420	-	206,594
CMG High Yield Fund	22,727,424	-	-

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
CMG Core Bond Fund	$184,443	$-	$(1,287,012)
CMG Short Term Bond Fund	291,679	-	(1,101,467)
CMG Ultra Short Term Bond Fund	-	-	(637,504)
CMG High Yield Fund	314,008	-	(4,277,555)

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

67

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Unrealized appreciation and depreciation at July 31, 2006, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
CMG Core Bond Fund	$134,741	$(1,421,753)	$(1,287,012)
CMG Short Term Bond Fund	83,188	(1,184,655)	(1,101,467)
CMG Ultra Short Term Bond Fund	40,581	(678,085)	(637,504)
CMG High Yield Fund	238,103	(4,515,658)	(4,277,555)

The following capital loss carryforwards, determined as of July 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2008	2009	2010	2012	2013	2014	Total
CMG Core Bond Fund	$-	$-	$-	$-	$-	$304,526	$304,526
CMG Short Term Bond Fund	537,548	-	2,365,257	19,156	25,391	989,127	3,936,479
CMG Ultra Short Term Bond Fund	-	-	-	29,640	47,961	627,248	704,849
CMG High Yield Fund	-	20,046,499	25,194,365	-	-	-	45,240,864

Capital loss carryforwards of $152,878, for CMG High Yield Fund, were utilized during the year ended July 31, 2006. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2006, post-October capital losses attributed to security transactions were deferred to August 1, 2006, as follows:

Capital Losses
CMG Core Bond Fund	$1,166,490
CMG Short Term Bond Fund	727,380
CMG Ultra Short Term Bond Fund	527,938
CMG High Yield Fund	2,979,541

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

68

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Funds under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC.

Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Pricing & bookkeeping fees. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

Transfer agent fee. Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are included in the unified fee. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Fee waivers. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Fees paid to officers and trustees. All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer are included in the unified fee.

69

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

Note 5.  Portfolio information

For the year ended July 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$52,729,317	$63,866,940	$12,577,655	$23,745,786
CMG Short Term Bond Fund	53,993,354	53,553,820	39,303,113	54,496,736
CMG Ultra Short Term Bond Fund	22,105,839	11,128,399	43,785,502	26,152,746
CMG High Yield Fund	-	-	51,834,928	203,718,898

Note 6.  Subscription in-kind

CMG Core Bond Fund received an in-kind contribution. Such contributions are accounted for at the fair market value of the in-kind securities contributed on the date of the contribution. The Fund's cost basis in securities contributed in-kind is generally established at their fair market value. For the year ended July 31, 2006, the total value of securities delivered through an in-kind contribution amounted to $8,687,151.

Note 7.  Line of credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

For the year ended July 31, 2006, the Funds did not borrow under this arrangement.

Note 8.  Shares of Beneficial Interest

As of July 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption

70

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	85.0%
CMG Short Term Bond Fund	1	87.3%
CMG Ultra Short Term Bond Fund	1	99.9%
CMG High Yield Fund	1	62.9%

As of July 31, 2006, three of the Funds had shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	14.9%
CMG Short Term Bond Fund	1	5.3%
CMG High Yield Fund	1	11.8%

Note 9.  Other related party transactions

During the year ended July 31, 2006, CMG High Yield Fund used Bank of America Securities, a wholly-owned subsidiary of BOA, as a broker. No commissions were paid to Bank of America Securities during the period.

Note 10.  Disclosure of significant risks and contingencies

High-yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry focus. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to

71

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

72

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended July 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters as follows:

CMG Core Bond Fund	$774
CMG Short Term Bond Fund	912
CMG Ultra Short Term Bond Fund	997
CMG High Yield Fund	2,550

73

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and the Shareholders of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund (the "Funds") (each a series of Columbia Funds Institutional Trust) at July 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 25, 2006

74

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Disinterested Trustees
Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent Business Executive since May, 2006; Executive Vice
President–Strategy of United Airlines (airline) from December, 2002 to
May, 2006; (formerly President of UAL Loyalty Services (airline) from
September, 2001 to December, 2002; Executive Vice President and Chief
Financial Officer of United Airlines from July, 1999 to September, 2001;
Senior Vice President–Finance from March, 1993 to July, 1999). Oversees 83,
Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel–Corporate Legal Services, ConocoPhillips
(integrated petroleum company) since August, 2006; Partner, Zelle,
Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to
July, 2006; Adjunct Professor of Law, Northwestern University, since
September, (formerly Chief Administrative Officer and Senior Vice President,
Kmart Holding Corporation (consumer goods), from September, 2003 to
March, 2004; Executive Vice President–Corporate Development and
Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 83, UAL
Corporation (airline)
Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer until 1987)). Oversees 85[2], None
Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of
Washington, since September, 1993 (formerly Director, Institute for Economic
Research, University of Washington from September, 2001 to June, 2003);
Adjunct Professor of Statistics, University of Washington, since September,
1980; Associate Editor, Journal of Money Credit and Banking, since September,
1993; consultant on econometric and statistical matters. Oversees 83, None
John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties from August, 1999 to October, 2005, Boston College. Oversees 85[2], None
Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

75

Fund Governance (continued)

Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Disinterested Trustees
Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 83, None
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[3] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
since September, 2004 (formerly Managing Director, William Blair Capital
Partners (private equity investing) from September, 1994 to September, 2004).
Oversees 83, Anixter International (network support equipment distributor);
Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)
Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry,
IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83,
Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee
William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999
(formerly Partner, Development Capital LLC from November, 1996 to
February, 1999). Oversees 83, Lee Enterprises (print media), WR Hambrecht +
Co. (financial service provider); Reader's Digest (publishing); OPENFIELD
Solutions (retail industry technology provider)

  (1)  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the Columbia Funds Institutional Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  (2)  Messrs. Lowry and Neuhauser also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  (3)  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

  (4)  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

76

Fund Governance

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the
Advisor since September, 2005; President and Chief Executive Officer, CDC
IXIS Asset Management Services, Inc. (investment management) from
September, 1998 to August, 2004.
James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.
Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.
Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of
Columbia Management Advisors, LLC September, 2004 to December, 2005;
Vice President Fund Administration June, 2002 to September, 2004. Vice
President Product Strategy and Development from February, 2001 to June,
2002.
Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from
October 2004 to January 2006; Vice President of CDC IXIS Asset Management
Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of
Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004;
Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.
Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the
Advisor from July, 2002 to December, 2005; Assistant Vice president and
Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice
President–Trustee Reporting from April, 2002 to October, 2004; Management
Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

77

COLUMBIA FUNDS INSTITUTIONAL TRUST

121 S.W. MORRISON STREET, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/112620-0706 (09/06) 06/29445

A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
(FORMERLY CMG SMALL CAP FUND)
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2006

Advised by Columbia Management Advisors, LLC.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Table of Contents

Management Discussion of Fund Performance

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	6

CMG Large Cap Value Fund	12

CMG Mid Cap Growth Fund	18

CMG Mid Cap Value Fund	24

CMG Small Cap Growth Fund	30

CMG Small Cap Value Fund	36

CMG Small/Mid Cap Fund	42

CMG International Stock Fund	48

Financial Statements

Financial Highlights	54

Schedules of Investments	63

Statements of Assets and Liabilities	124

Statements of Operations	126

Statements of Changes in Net Assets	128

Notes to Financial Statements	133

Report of Independent Registered Public Accounting Firm	145

Unaudited Information	146

Trustees	148

Officers	150

The views expressed in the Management Discussion of Fund Performance reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500® Index Fund returned 7.56% for the 12-month period ended July 31, 2006. The fund's return was higher than that of the S&P 500 Index,1 which was 5.38% for the same period. The fund also outperformed the 3.77% average return for the Lipper Large Cap Core Funds Category.2 A decision to emphasize certain key stocks in the materials and consumer staples sectors helped the fund outperform both its benchmark and peer group.

The broad US stock market delivered a modest but respectable return for the 12-month period, despite bouts of volatility in response to rising energy prices, higher interest rates and growing concerns about inflation. Corporate profit growth remained strong, business spending helped spur job growth and the generally positive employment picture helped bolster consumer confidence. Economic growth showed signs of slowing in the final months of the period, but slower growth raised hopes that the Federal Reserve Board would soon end its long series of short-term interest rate hikes.

Against this backdrop, the materials sector was the fund's strongest contributor to performance over the period. Over the year, the fund had more exposure than the index to Nucor Corp., Freeport-McMoRan Copper & Gold, Inc., Phelps Dodge Corp. (1.3%, 0.7% and 0.2% of net assets, respectively) and Georgia Pacific (no longer in the portfolio), which aided performance relative to the benchmark. Nucor, a mini-mill producer of steel and steel products, benefited from industry consolidation and an improved balance between worldwide supply and demand. Improved pricing and higher revenues resulted in strong earnings growth for the company, whose share price more than doubled during the period. Freeport-McMoRan, which operates a vast gold, copper and silver mine in Indonesia, benefited from higher metals prices, as did Phelps Dodge, the world's leading copper producer. Both companies reported higher revenues and earnings. Georgia Pacific, the second largest paper & forest-products company, was another strong performer. The company was acquired by Koch Industries, which is privately held.

In addition to materials stocks, the consumer staples sector performed well for the fund. An overweight position in Reynolds American, Inc. (1.3% of net assets) paid off, as a legal turn favoring the tobacco industry helped boost the company's share price. Strong volume and margin gains were also beneficial to Reynolds' profitability.

By contrast, the fund lost ground relative to its benchmark in the financials sector. Although financial stocks made a solid contribution to performance overall, the fund missed out on strong gains generated by the stock of an affiliate of the fund, which we are not allowed to own. Also, a decision to overweight Cendant Corp. (0.7% of net assets) in the industrials sector, turned out poorly. The company experienced difficulties on a number of fronts—a poorly-executed acquisition, weak travel-related consumer spending and rising concerns over the company's real estate brokerage operations. These factors resulted in a general exodus from the stock and poor performance for the industrials sector in the fund.

Looking ahead, we believe that both economic and profit growth appear solid with reasonable valuation levels. In this environment, we believe that US large-cap stocks have the potential to hold up better than stocks of smaller, less established companies—especially if economic growth continues to slow. And because many of the companies in the fund participate in multiple global markets, we believe they may be better positioned than smaller companies to weather further declines in the US dollar.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Exxon Mobil	4.3
Citigroup	2.9
Microsoft	2.6
Pfizer	2.5
General Electric	1.9
Amgen	1.8
ConocoPhillips	1.7
Goldman Sachs Group	1.6
Altria Group	1.5
McGraw-Hill	1.5

We appreciate your continued confidence in CMG Enhanced S&P 500® Index Fund.

Vikram Kuriyan has managed the CMG Enhanced S&P 500® Index Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	7.56	13.14
S&P 500 Index		5.38	12.40

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	10.53	13.23
S&P 500 Index		8.63	12.53

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2006

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,010.46	1,023.55	1.25	1.25	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Growth Fund returned 1.63% for the 12-month period ended July 31, 2006. Strong stock selection helped the fund beat the Russell 1000 Growth Index1 and the Morningstar Large Growth Category average, which returned negative 0.76% and negative 0.35%, respectively, over the same period.2 Although worries over slowing consumer spending and mounting volatility pressured growth stocks, the fund remained focused on large-cap companies with above-average earnings growth, whose stocks were selling at valuations we considered attractive. We looked for companies with strong competitive positions, high sustainable profits and good balance sheets, selling stocks whose prospects weakened and adding new investments when better opportunities became available.

Positions in consumer discretionary and energy stocks had the single largest positive impact on the fund's return. Within consumer discretionary, we avoided retailers, because we were concerned that rising interest rates and high energy prices would pressure consumer spending. Instead, we focused on other areas within consumer discretionary, including media and gaming. In that regard, Las Vegas Sands Corp. (0.5% of net assets), a casino company, was one of the fund's top performers. The stock rallied nicely as investors began to recognize the importance of its properties in Macau, a developing gaming center in the Far East. Office Depot, Inc. (1.6% of net assets) also did well, as its core business continued to stage a turnaround.

Energy stocks climbed higher, as strong global demand and tight supply buoyed oil prices. Exploration and production companies Kerr-McGee Corp., which was bought out at a premium, and XTO Energy, Inc. (1.3% of net assets) were strong performers for the fund.

Health care and technology, the fund's two largest sectors, had little impact on relative performance. However, both sectors produced individual stocks that aided the fund's return. Standouts included Amylin Pharmaceuticals, Inc. and Thermo Electron Corp. (0.6% and 1.7% of net assets, respectively). Amylin, a biotechnology company with advanced therapies for diabetes, benefited from a new product launch. Thermo Electron, which makes laboratory instruments for drug companies, rallied after announcing the acquisition of Fisher Scientific International, Inc. Detractors included pharmaceutical company Abbott Laboratories and drug distributor Cardinal Health, Inc. (1.0% and 1.0% of net assets, respectively). The fund lost ground by not owning Abbott during its rebound and buying Cardinal a little too early.

Technology stocks suffered as the market corrected in the spring. However, Akamai Technologies, Inc. (1.2% of net assets), a service provider for Internet websites, and MEMC Electronics Materials, Inc., which makes the silicon used in semiconductor chips and solar cells, produced strong returns that aided performance. We took profits and sold MEMC early in the period. Disappointments included NVIDIA Corp. and Cisco Systems, Inc. (0.5% and 2.4% of net assets, respectively). NVIDIA, a leading manufacturer of chips for graphic applications such as videogames, pulled back after our purchase. Cisco, a networking company, suffered when its operating results fell short of investors' expectations. The fund's lack of exposure to utilities also modestly hampered returns, as did its slight overweight position in the consumer staples sector.

We believe the outlook for large-cap growth stocks is encouraging. The economy appears to be in the late stages of expansion with earnings in many value or cyclical sectors at or near their peaks. If corporate profit growth slows and the economic cycle matures, we believe that companies with strong underlying earnings growth have the potential to lead the market. Many large companies have the added advantage of global footprints that make them less vulnerable to a US economic slowdown and better positioned to benefit from a weak US dollar. Finally, valuations within the growth sector have become relatively compressed, which helps level the playing field between large- and smaller-cap stocks.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Google	2.8
Microsoft	2.7
Johnson & Johnson	2.6
Cisco Systems	2.4
General Electric	2.4
News	2.1
American International Group	2.1
Wal-Mart Stores	2.1
Bank of New York	2.0
Caremark Rx	2.0

Thank you for investing in CMG Large Cap Growth Fund.

Paul J. Berlinguet, lead manager for CMG Large Cap Growth Fund, has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Roger Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since January 2005.

John T. Wilson has co-managed the fund since August 2005 and has been with the advisor or its predecessors since July 2005.

Edward Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1998.

Mary-Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1997.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Large Cap Growth Fund	09/10/03	1.63	6.32
Russell 1000 Growth Index		(0.76)	5.39

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Large Cap Growth Fund	09/10/03	7.89	7.47
Russell 1000 Growth Index		6.12	6.29

Index performance is from September 10, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, September 10, 2003 to July 31, 2006

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	947.98	1,022.32	2.41	2.51	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Value Fund returned 9.85% for the 12-month period ended July 31, 2006. The fund underperformed the Russell 1000 Value Index,1 which returned 11.59%. Its return was higher than the 8.21% average return of its peer group, the Morningstar Large Value Category.2

Overweights in the industrial and information technology sectors and underweights in the energy and telecommunications sectors detracted from performance. Sector weights are the result of individual stock selection and do not, in themselves, reflect a sector view. An investment in defense and aerospace company, Goodrich Corp., in the industrials sector, was a particular drag on performance. A series of missteps by company management resulted in lower earnings. The stock lost ground and was sold from the portfolio. Within technology, the fund's position in Intel Corp. hindered performance. The company continued to struggle with weaker demand and pricing in the desktop computer market, and continued shortages of in-house desktop chipsets. As a result, we sold the stock.

Although the consumer discretionary sector was the market's weakest performer over the 12-month period, it was one of the best contributors to fund performance relative to the benchmark. Within consumer discretionary, we avoided many of the media and household durable stocks that were some of the weakest performers. In the financial sector, we focused on capital markets stocks and selected real estate investment trusts (REITs), which helped buoy returns. We avoided REITs that were linked to the residential housing market, which weakened considerably during the period. Instead, we owned Kimco Realty Corp. (0.6% of net assets), which focuses on neighborhood and community shopping centers, and Archstone-Smith Trust (0.5% of net assets), which invests primarily in garden and high-rise apartments in strong markets, such as Washington, D.C. and San Francisco. The fund had more exposure than the index to both Kimco and Archstone-Smith, which amplified the favorable impact of their 20%+ returns for the period.

Higher interest rates, geopolitical unrest and slower economic growth have resulted in considerable uncertainty among investors. However, we continue to believe that our emphasis on companies with strong business prospects and attractive valuations remains sound. The fund remains positioned with an emphasis on consumer and financial sectors and with slightly less exposure than the index to energy and utilities.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Citigroup	4.5
JPMorgan Chase	3.6
Pfizer	2.7
Wells Fargo	2.5
U.S. Bancorp	2.2
Merrill Lynch	2.1
Occidental Petroleum	1.9
General Electric	1.9
PNC Financial Services Group	1.8
Bank of New York	1.7

Thank you for investing in CMG Large Cap Value Fund.

Lori J. Ensinger is the lead manager for CMG Large Cap Value Fund and has managed the fund since August 2005. She has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Diane L. Sobin has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the

Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Large Cap Value Fund	09/10/03	9.85	12.58
Russell 1000 Value Index		11.59	15.58

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Large Cap Value Fund	09/10/03	11.69	12.65
Russell 1000 Value Index		12.10	15.10

Index performance is from September 10, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, September 10, 2003 to July 31, 2006

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,021.47	1,022.32	2.51	2.51	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Growth Fund returned 8.56% for the 12-month period ended July 31, 2006. The fund beat the 2.98% return of the Russell Midcap Growth Index1 and the 2.24% average return of the Morningstar Mid-Cap Growth Category for the same period.2 Solid stock selection and sector allocations propelled fund performance.

The energy sector was the strongest contributor for the period, led by FMC Technologies, Inc. (0.7% of net assets), an energy service company that benefited from demand across a variety of exploration and production customers. Peabody Energy Corp. (0.8% of net assets) rose, as higher oil and gas prices made coal relatively more attractive. XTO Energy, Inc., sold from the portfolio, gained from high natural gas prices. We replaced ENSCO International, Inc. with Diamond Offshore Drilling, Inc. (0.7% of net assets), which is leveraged to higher day rates as long-term contracts are renewed. We also sold Teekay Shipping Corp. as concerns about the future incremental supply of tankers hurt performance.

Information technology stocks outperformed the index and had a significant impact on returns. SanDisk Corp. (0.6% of net assets) benefited from its dominant position as a supplier of flash memory. MEMC Electrical Materials, Inc. (0.3% of net assets) advanced on improved pricing from increased demand for both silicon and semiconductors. Cognizant Technology Solutions Corp. (1.3% of net assets) continued to capitalize on the trend of outsourcing IT services to India. Broadcom Corp. did well for the fund, but was sold on concerns regarding stock option granting; we trimmed Comverse Technology, Inc. (0.5% of net assets), which declined on similar concerns. Slower growth expectations plagued NAVTEQ Corp. (0.5% of net assets), which fell 36% in the period.

The fund's industrial holdings outperformed the index, gaining 18% for the period. Top contributors included Joy Global, Inc. and Terex Corp. (0.8% and 0.7% of net assets, respectively), which benefited from exposure to mining and construction customers in a long-tailed replacement cycle. C.H. Robinson Worldwide, Inc. (0.5% of net assets), a logistics company, benefited from global trade and a high return on capital. On the downside, Hexcel Corp. (0.8% of net assets) fell as one of its major customers for airline composites delayed the introduction of new aircraft; we believe that earnings have the potential to recover and continue holding the stock.

Strong individual performances in health care, financials and telecommunication services enhanced results. Amylin Pharmaceuticals, Inc. (0.6% of net assets) surged ahead on the successful introduction of Byetta, a drug treating type-2 diabetes. Lazard Ltd. (0.7% of net assets) profited from increased activity in mergers and acquisitions, and Chicago Mercantile Exchange (0.7% of net assets) advanced due to increased use of derivatives and growing market share. American Tower Corp. and Crown Castle International Corp. (1.5% and 1.0% of net

assets, respectively) benefited from increased capacity needs from their wireless service customers, while Millicom International Cellular SA (0.3% of net assets) continued to benefit from its strong position in emerging markets.

Consumer staples stocks generally detracted from results for the period. We sold Corn Products International, Inc., which fell on reduced profit expectations, and Tyson Foods, Inc., which dropped as it struggled to improve margins. The consumer discretionary sector also hindered performance. We sold XM Satellite Radio Holdings, Inc., due to slowing growth in its subscriber base, and we liquidated Tempur-Pedic International, Inc. on concerns of price discounts and competition. Chico's FAS, Inc. (0.6% of net assets) declined as sales slowed.

We anticipate slowing economic growth and have adjusted the portfolio accordingly. We trimmed the fund's exposure to cyclical stocks and reduced the fund's weights in the industrials and materials sectors, as well as to certain parts of the energy sector. We increased exposure to certain areas, including health care and consumer staples. Across the portfolio, we continue to seek out growth companies that have the potential to perform well in a slowing economy.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
American Tower	1.5
Cognizant Technology Solutions	1.3
Allergan	1.3
AES	1.2
Corporate Executive Board	1.2
Potash	1.0
Robert Half International	1.0
Ambac Financial Group	1.0
Crown Castle International	1.0
Coach	1.0

Thank you for investing in the CMG Mid Cap Growth Fund.

Kenneth A. Korngiebel is the lead manager for the CMG Mid Cap Growth Fund and has managed or co-managed the fund since June 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July 1996.

Wayne M. Collette has co-managed the fund since February 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.

J. Michael Kosicki has co-managed the fund since February 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004.

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004.

Theodore R. Wendell has co-managed the fund since February 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	8.56	14.19
Russell Midcap Growth Index		2.98	17.07

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	20.36	16.11
Russell Midcap Growth Index		13.04	18.93

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2006

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	927.55	1,021.32	3.35	3.51	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Value Fund returned 9.30% for the 12-month period ended July 31, 2006. The fund outperformed its benchmark, the Russell Midcap Value Index,1 which returned 8.44% for the period. The fund's return was also higher than the 4.95% average return of the Morningstar Mid-Cap Value Category.2 The fund's performance benefited from favorable positioning relative to the benchmark in the consumer discretionary, energy and industrials sectors. Relative gains were further amplified by strong stock selection. Stock selection in the consumer staples, financial and telecommunications sectors hampered returns.

The fund's holdings are the result of individual stock selection rather than sector allocation. Nevertheless, stock selection sometimes results in under- or overweights relative to the benchmark, and these allocations can also have an impact on relative performance. For example, the fund was underweight relative to the benchmark in the weak-performing consumer discretionary sector, which aided performance. Stock selection within consumer discretionary was also positive for performance. We did well to avoid many of the media and household durable names that were among the weakest performers for the period.

The fund had more exposure than the index to energy and industrial stocks. Both sectors were strong performers and the fund gained ground because of their additional weight, as well as positive stock selection. As crude oil prices rose, the fund's positions in oil and gas producers, XTO Energy, Inc. and Hess Corp. (0.8% and 1.0% of net assets, respectively), and Peabody Energy Corp. (no longer in the portfolio), the world's largest coal producer, all rose strongly. We took advantage of a strong energy sector and used the opportunity to take profits and cut back on the fund's exposure, bringing it in line with the benchmark by the end of the period.

Continued global economic growth aided industrial names, including Manpower, Inc., which provides temporary employees, and ARAMARK Corp., a leading food service provider to educational, health care and public institutions, as well as sports arenas, national parks and other entertainment venues. Both stocks were sold from the portfolio.

Stock-specific disappointments within the consumer staples, financial and telecommunications sectors hampered the fund's return. Tyson Foods, Inc. (0.7% of net assets), a leading chicken distributor, struggled with weak pricing and oversupply, as well as the impact of fears about Avian flu. However, we believe that much of the bad news is behind the industry leader and that the company is well positioned to take advantage of its scale going forward. The fund did not have exposure to one of the best performers among agricultural companies and that restrained returns.

Higher interest rates, geopolitical unrest and slower economic growth have resulted in considerable uncertainty among investors. However, we continue to believe that our emphasis on companies with strong business prospects and attractive valuations remains sound.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
PG&E	2.3
Entergy	1.9
Edison International	1.8
PPL	1.8
Ambac Financial Group	1.6
Kroger	1.5
Comerica	1.4
Dean Foods	1.4
ProLogis	1.4
Marshall & Ilsley	1.4

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Diane L. Sobin has co-managed the CMG Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

1 The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Mid Cap Value Fund	05/05/03	9.30	17.43
Russell Midcap Value Index		8.44	22.97

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Mid Cap Value Fund	05/05/03	15.01	18.15
Russell Midcap Value Index		14.25	23.88

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2006

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,004.31	1,021.32	3.48	3.51	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Growth Fund returned 10.46% for the 12-month period ended July 31, 2006. For the same period, the Russell 2000 Growth Index1 returned 1.53%. The average return of the Morningstar Small Growth Category2 was 0.66%. Solid stock selection drove the fund's performance in the reporting period, and good sector allocation decisions contributed to relative results.

The fund's industrial holdings outperformed the index, gaining 22% for the period. Top contributors to performance included Joy Global, Inc. (sold from the portfolio) and Terex Corp. (0.6% of net assets), which benefited from exposure to mining and construction customers in a replacement cycle. Kenexa Corp. (1.2% of net assets) advanced on solid demand for its human resources software which is designed to manage workforce and benefits more efficiently. In addition, BE Aerospace, Inc. (1.6% of net assets) benefited from a new build cycle for commercial airlines, and Ceradyne, Inc. (0.9% of net assets) rose on increased military demand for body and vehicle armor. On the downside, LECG Corp. fell short of expected productivity and was sold from the portfolio.

The fund's energy holdings outperformed, as Core Laboratories NV, Tetra Technologies, Inc., Veritas DGC, Inc. and Atwood Oceanics, Inc. (1.0%, 0.9%, 0.6% and 1.2% of net assets, respectively) all benefited from increased spending by exploration and production companies. Disappointments in the group included Oil States International, Inc. (1.1% of net assets), which fell victim to the oil and gas correction late in the reporting period. The market correction presented an opportunity to upgrade the portfolio, and we replaced TODCO, down 28% in the reporting period, with higher quality names.

Financial stocks were solid during the period, and the fund's holdings outperformed the index. Affiliated Managers Group, Inc. (1.6% of net assets), a consolidator of mid-sized investment firms, experienced steady earnings. We purchased InterContinental Exchange, Inc. on the initial public offering, and it benefited from the increased use of derivatives focused on energy markets. We took profits and sold the stock during the period. Nasdaq Stock Market, Inc. (0.5% of net assets), however, declined because of competition from other exchanges and difficulties with acquiring the London Stock Exchange.

Standout performance among certain individual stocks enhanced the fund's returns. A telecommunication services holding, Millicom International Cellular SA (0.4% of net assets), benefited from its solid position in emerging markets. ICON PLC (1.9% of net assets), a health services firm, advanced as bookings for its clinical trial services accelerated and its lab business recovered. Among technology stocks, Hittite Microwave Corp.'s (0.6% of net assets) valuable technology in analog and integrated mixed-signal circuits was reflected in its profit margins.

The fund experienced weakness in the consumer discretionary and consumer staples sectors. Among the former, we sold Tempur-Pedic International, Inc. on concerns about discounting and competition. We also sold Radio One, Inc., because secular trends in the radio business have eroded value, offsetting its cable network investment. And although VistaPrint Ltd. performed well for the fund, we sold the stock because we were uncomfortable with the quality of the company's revenue stream. Among staples stocks, Central Garden & Pet Co. (0.8% of net assets) grappled with issues including weather, inventory reduction and confusion on an acquisition. We believe the issues are short-term in nature and remain patient with the stock.

We anticipate slowing economic growth and have adjusted the portfolio accordingly. We trimmed the fund's exposure to cyclical stocks and reduced the fund's weights in the industrials and materials sectors, as well as to certain parts of the energy sector. We increased exposure to certain areas, including health care and consumer staples. Across the portfolio, we continue to seek out growth companies that have the potential to perform well in a slowing economy.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
ICON PLC	1.9
ResMed	1.7
HealthExtras	1.6
BE Aerospace	1.6
Affiliated Managers Group	1.6
Allscripts Healthcare Solutions	1.4
ProAssurance	1.3
Huron Consulting Group	1.2
Kenexa	1.2
Atwood Oceanics	1.2

Thank you for investing in CMG Small Cap Growth Fund.

Kenneth A. Korngiebel is the lead manager for the CMG Small Cap Growth Fund and has managed or co-managed the fund since September 2005. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July 1996.

Wayne M. Collette has co-managed the fund since February 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.

J. Michael Kosicki has co-managed the fund since February 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004.

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004.

Theodore R. Wendell has co-managed the fund since February 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	10.46	6.57	11.06
Russell 2000 Index		4.24	8.99	9.69
Russell 2000 Growth Index		1.53	4.23	4.93

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	24.35	6.76	10.77
Russell 2000 Index		14.58	8.50	9.05
Russell 2000 Growth Index		14.58	3.49	4.12

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, August 1, 1996 to July 31, 2006

The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	939.80	1,019.89	4.76	4.96	0.99

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor and/or Transfer Agent not waived/reimbursed a portion of expenses, total return would have been reduced.

Effective March 27, 2006, Columbia and its affiliates have contractually agreed to waive fees and reimburse the fund until November 30, 2009, for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Value Fund returned 7.90% for the 12-month period ended July 31, 2006. The fund outperformed its benchmark, the Russell 2000 Value Index1, which returned 6.93%. Its return was higher than the average return of the Morningstar Small Value Category, which was 3.72% over the same period.2 Sector allocation and stock selection were nearly equal contributors in helping the fund outpace the Russell index. Stock picking was especially strong in the financials, energy and consumer staples sectors, while the fund's energy and consumer discretionary sector weights made a positive contribution relative to the index. Generally speaking, we remained focused on companies we believe have strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations.

Small-cap stocks led the market's rise, as investors' appetite for risk remained strong during most of the period. An accommodative lending environment further aided small companies. However, mounting uncertainty over the Federal Reserve Board's next moves and a tightening of global liquidity led to increased market volatility in the final months of the period. Small-cap stocks suffered more in the downturn than large-cap stocks.

The fund's most impressive returns came from financial stocks, particularly specialty financials, insurers and real estate investment trusts (REITs) that we had bought at valuations we believed to be attractive. Our focus was on companies that we believed could profit from rising interest rates. In the specialty finance group, Cash America International, Inc., (0.9% of net assets) a pawn shop operator in the United States and United Kingdom, stood out. The company benefited from growing demand for its services, higher interest rates and rising gold and silver prices. Insurers that realized rate increases after the Gulf Coast hurricanes also did well. Among them was Navigators Group, Inc., (0.8% of net assets) which specializes in insurance for marine boats and offshore energy rigs. The fund did well to have a below-average stake in REITs, which lagged other financial industries. Within REITs, sector selection was favorable. We focused on economically sensitive issues, such as apartments, office parks and industrials, which continued to do well.

Stock selection in the energy sector also boosted returns. In addition, the fund had slightly more exposure to the sector than the index, which amplified the impact of its good returns. Winners included Lufkin Industries, Inc. (1.0% of net assets), Western Gas Resources, Inc. and Maverick Tube Corp, which are no longer in the portfolio. Peabody Energy Corp. (0.4% of net assets), the largest publicly-held coal company in the world, had a stellar year, as coal prices climbed and the company's market share grew.

By contrast, stock selection in health care detracted from performance, as the relatively inexpensive but higher quality stocks that the fund owned trailed higher risk names, especially those in the biotechnology industry. The fund had no exposure to biotechnology or to specialty pharmaceutical stocks, which did better than the overall index. In addition, many of the fund's health care service and facilities stocks posted disappointing returns. Detractors included Kindred Healthcare, Inc. (0.6% of net assets), an operator of hospital and nursing facilities, whose stock price fell amid concerns that the federal government would freeze or reduce certain hospital payment rates.

Going forward, we expect economic growth to slow and interest rates to creep higher. How small-cap stocks fare in that environment is likely to depend on whether investors remain comfortable with the risks associated with smaller companies, as well as the lending environment for small companies. However, we believe that the fund's quality bias should stand it in good stead if investors gravitate toward companies with stronger financial conditions in an environment of slower economic growth.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Harsco	1.1
KHD Humboldt Wedag International	1.0
Precision Castparts	1.0
Lufkin Industries	1.0
Cash America International	0.9
Pediatrix Medical Group	0.9
Genlyte Group	0.9
Greif	0.9
Mid-America Apartment Communities	0.8
Consolidated Graphics	0.8

Thank you for investing in CMG Small Cap Value Fund.

Stephen Barbaro has managed or co-managed the CMG Small Cap Value Fund since the fund's inception and has been with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since January 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

1 The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Small Cap Value Fund	05/05/03	7.90	21.79
Russell 2000 Value Index		6.93	22.18
Russell 2000 Index		4.24	19.37

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Small Cap Value Fund	05/05/03	16.99	23.40
Russell 2000 Value Index		14.61	23.39
Russell 2000 Index		14.58	21.21

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2006

The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	986.46	1,020.83	3.94	4.01	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small/Mid Cap Fund returned 9.17% for the 12-month period ended July 31, 2006, surpassing both the Russell 2500 Growth Index and the Russell 2500 Index1, which returned 2.38% and 3.82%, respectively. The fund also exceeded the 2.24% average return of the Morningstar Mid-Cap Growth Category2 for the same period. Good stock selection, particularly in industrials and health care, drove the fund's performance.

The fund's industrial holdings outperformed the index, gaining 22% for the period. Top contributors included Joy Global, Inc. and Terex Corp. (0.3% and 0.8% of net assets, respectively), which benefited from exposure to mining and construction customers in a long-tailed replacement cycle. Ceradyne, Inc. (0.9% of net assets) benefited from increased military orders for body and vehicle armor. On the downside, Hexcel Corp. (0.8% of net assets), a component supplier levered to the aerospace markets, fell as one of its major customers delayed the introduction of new aircraft; we believe earnings have the potential to recover and we continue to hold the stock.

The fund's health care stocks outperformed the index for the period. Amylin Pharmaceuticals, Inc. (0.3% of net assets) surged on the successful introduction of Byetta, a drug treating type-2 diabetes. ICON PLC (1.9% of net assets) benefited as bookings for its clinical trial services accelerated and its lab business recovered. HealthExtras, Inc. (1.6% of net assets) advanced on winning new business from larger competitors. Salix Pharmaceuticals Ltd. (0.2% of net assets), however, declined as efforts to build inventory and higher expenses delayed an anticipated increase in profitability, and we reduced the position. Medicis Pharmaceutical Corp. (0.7% of net assets) also declined as key products faced new and generic competition; we are holding the stock because approval for a new acne drug could help profitability.

The information technology sector was another strong contributor to fund performance. The value of Hittite Microwave Corp.'s technology in analog and integrated mixed-signal circuits was reflected in compelling profit margins (0.6% of net assets). Micromuse, Inc. gained on its acquisition by IBM and the position was liquidated. MEMC Electronic Materials, Inc. advanced on improved pricing from increased demand for both silicon and semiconductors and was sold from the portfolio. Ixia and NetLogic Microsystems, Inc. (0.8% and 0.5% of net assets, respectively), however, detracted from results.

The energy, financial and telecommunication services sectors all made solid contributions to fund performance. In energy, Tetra Technologies, Inc. and Veritas DGC, Inc (1.0% and 0.4% of net assets, respectively) benefited from increased spending by exploration and production companies. Among financials, Affiliated Managers Group, Inc. experienced steady earnings and Lazard Ltd. (1.4% and 0.8% of net assets, respectively) profited from increased activity in mergers and acquisitions. Telecommunication services holding Millicom International Cellular SA (0.5% of net assets) continued to benefit from its solid position in emerging markets.

The fund experienced weakness in the consumer staples and consumer discretionary sectors. In staples, we sold Corn Products International, Inc. because of reduced profit expectations. Central Garden & Pet Co. (0.8% of net assets) grappled with the weather, inventory reduction and confusion surrounding an acquisition; we believe the issues are short-term in nature and remain patient. Among consumer discretionary names, we sold Tempur-Pedic International, Inc. on worries of discounting and competition; a slowing subscriber base prompted liquidation of XM Satellite Radio Holdings, Inc. Although VistaPrint Ltd. performed well, we became uncomfortable with the quality of its revenue stream and sold the stock.

We anticipate slowing economic growth and have adjusted the portfolio accordingly. We trimmed the fund's exposure to cyclical stocks and reduced the fund's weights in the industrials and materials sectors, as well as to certain parts of the energy sector. We increased exposure to certain areas, including health care and consumer staples. Across the portfolio, we continue to seek out growth companies that have the potential to perform well in a slowing economy.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
ICON PLC	1.9
HealthExtras	1.6
Huron Consulting Group	1.5
Affiliated Managers Group	1.4
Allscripts Healthcare Solutions	1.3
Kenexa	1.2
ResMed	1.2
Alliance Data Systems	1.2
Potash Corp. of Saskatchewan	1.2
ProAssurance	1.1

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Kenneth A. Korngiebel is the lead manager for the CMG Small/Mid Cap Fund and has managed or co-managed the fund since June 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July 1996.

Wayne M. Collette has co-managed the fund since February 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.

J. Michael Kosicki has co-managed the fund since February 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004.

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004.

Theodore R. Wendell has co-managed the fund since February 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

1 The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	9.17	6.19	4.08
Russell 2500 Growth Index		2.38	4.94	3.51
Russell 2500 Index		3.82	9.75	10.18

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	22.77	6.56	5.17
Russell 2500 Growth Index		14.62	4.39	4.50
Russell 2500 Index		13.53	9.65	10.97

Index performance is from December 1, 2000.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, December 1, 2000 to July 31, 2006

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	935.88	1,021.08	3.60	3.76	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2006, CMG International Stock Fund returned 24.31%. The fund's return was higher than the 24.01% return of its benchmark, the MSCI EAFE Index.1 The fund also outperformed the average return of its peer group, the Morningstar Foreign Large Blend Category, which was 23.17%.2 An above-average position in Japan was a major factor in the fund's above-average performance, as was stock selection in the energy and industrials sectors. The weak US dollar was also helpful, because the value of the fund's shares rose when converted to US dollars.

Robust global growth, tame inflation and the accommodative monetary policies of overseas central banks were positive for international stocks for most of the period. In May, however, concerns that high oil prices would spark inflation prompted central banks to boost interest rates. The actions of the central banks raised questions about the sustainability of economic growth and resulted in a decline in stock prices.

The fund was helped by an overweight position in Japan, the top-performing country for the period. Investor sentiment toward Japan improved, supported by an end of years of deflation, strong capital spending and a trend toward shareholder-oriented management within corporations. Prime Minister Koizumi's drastic structural reform on several different fronts—postal reform, pension reform, financial system reform—has worked out nicely and boosted confidence in the staying power of a rebound in fundamentals. Japan was also the source of the single biggest stock contributor to performance—Komatsu Ltd. (0.9% of net assets), an industrial machinery manufacturer. We favored Komatsu because we believed that investors had overlooked the earnings growth that could result from a recovery in global infrastructure spending, incremental orders from US highway construction projects and the capital outlays required to rebuild New Orleans. The stock price rose more than 100%. Electric Power Development Co., Ltd. (0.4% of net assets), a Japanese electric utility wholesaler, was another positive contributor to the fund's performance. We believed that the stock was attractively valued even though it is a low-cost provider. The company has generated strong cash flows and is led by a solid management team. Other companies that helped the fund's return were Norsk Hydro ASA (1.2% of net assets), an energy company in Norway, and Schering AG, the German pharmaceutical company, which made sizeable gains because of its merger with Bayer AG (0.5% of net assets). We sold Schering on news of the buyout and held onto our position in Bayer.

An underweight to the more defensive consumer staples and utilities sectors hurt performance as the markets moved downward late in the period. Merger and acquisitions activity in the utilities sector pushed prices beyond what we considered reasonable, and we cut back the fund's exposure to the sector. We also moved out of mining and metals stocks and into the chemicals sector. This move proved to be ill-timed, as demand for raw materials continued unabated and the more defensive chemicals sector struggled under the burden of high energy prices.

An emphasis on emerging markets stocks aided performance early in the period as strong demand for basic materials and other products drove emerging market returns higher. However, the sector pulled back near the end of the period as concerns about a potential slowdown in economic growth began to mount.

Looking forward, we expect the global economy to grow at a more moderate pace, with emerging markets likely continuing to drive global demand. We also expect the outsourcing of manufacturing to low-cost countries to continue, which, in conjunction with slower growth, could help keep inflation in check. We have used market weakness to add to positions that we believe may benefit from moderate global growth, particularly in the industrials and energy sectors, and expect international stocks to recover from the May correction.

The fund's top ten holdings and countries (as a percentage of net assets) as of July 31, 2006 were:

Holdings	(%)	Countries	(%)
Novartis	2.1	Japan	24.5
Toyota Motor	2.0	United Kingdom	16.6
AstraZeneca	1.9	Germany	10.7
BP	1.8	France	6.6
iShares MSCI EAFE Index Fund	1.7	Switzerland	6.4
Banco Bilbao Vizcaya Argentaria	1.7	Spain	4.0
Total	1.7	Finland	3.1
Barclays	1.6	Canada	2.8
ENI	1.5	Norway	2.4
Nokia	1.5	Taiwan	2.4

We appreciate your continued confidence in the CMG International Stock Fund.

Fred Copper has managed or co-managed the CMG International Stock Fund since October 2005 and has been with the advisor or its predecessors since 2005.

Jasmine (Weili) Huang has co-managed the CMG International Stock Fund since May 2006 and has been with the advisor or its predecessors since 2003.

Timothy R. Anderson has co-managed the CMG International Stock Fund since May 2006 and has been with the advisor since March 2006.

Paul J. DiGiacomo has co-managed the CMG International Stock Fund since May 2006 and has been with the advisor since April 2006.

Daisuke Nomoto has co-managed the CMG International Stock Fund since May 2006 and has been with the advisor or its predecessors since 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experience increased volatility.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	24.31	9.32	7.91
MSCI EAFE Index		24.01	10.64	6.82
MSCI All Country World ex US Index		25.10	12.58	7.63

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	26.91	8.40	7.31
MSCI EAFE Index		26.56	10.02	6.39
MSCI All Country World ex US Index		28.40	11.85	7.16

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $3,000,000 investment, August 1, 1996 to July 31, 2006

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 – July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,042.00	1,021.08	3.80	3.76	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

					Period Ended
	Year Ended July 31,				July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$13.49		$11.97	$10.73	$10.00
Income from investment operations:
Net investment income (b)	0.23		0.24 (c)	0.17	0.04
Net realized and unrealized gain on investments and futures contracts	0.76		1.58	1.13	0.69
Total from investment operations	0.99		1.82	1.30	0.73
Less distributions declared to shareholders:
From net investment income	(0.25)		(0.20)	(0.05)	-
From net realized gains	(0.71)		(0.10)	(0.01)	-
Total distributions declared to shareholders	(0.96)		(0.30)	(0.06)	-
Net asset value, end of period	$13.52		$13.49	$11.97	$10.73
Total return (d)(e)	7.56%		15.32%	12.08%	7.30	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$100,973		$91,633	$98,247	$9,134
Ratio of net operating expenses to average net assets	0.25%		0.25%	0.25%	0.25	%(g)
Ratio of interest expense to average net assets	-	%(h)	-	-	-
Ratio of net expenses to average net assets	0.25%		0.25%	0.25%	0.25	%(g)
Ratio of net investment income to average net assets	1.70%		1.91%	1.43%	1.50	%(g)
Reimbursement	0.06%		0.04%	0.05%	1.37	%(g)
Portfolio turnover rate	66%		49%	60%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

				Period Ended
	Year Ended July 31,			July 31,
	2006		2005	2004 (a)
Net asset value, beginning of period	$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.07		0.12 (c)	0.03
Net realized and unrealized gain on investments and foreign currency	0.14		1.37	0.23
Total from investment operations	0.21		1.49	0.26
Less distributions declared to shareholders:
From net investment income	(0.08)		(0.09)	(0.01)
From net realized gains	(0.66)		-	-
Total distributions declared to shareholders	(0.74)		(0.09)	(0.01)
Net asset value, end of period	$11.12		$11.65	$10.25
Total return (d)(e)	1.63%		14.55%	2.57	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$35,765		$40,312	$40,684
Ratio of net operating expenses to average net assets	0.50%		0.50%	0.50	%(g)
Ratio of interest expense to average net assets	-	%(h)	-	-
Ratio of net expenses to average net assets	0.50%		0.50%	0.50	%(g)
Ratio of net investment income to average net assets	0.62%		1.07%	0.31	%(g)
Reimbursement	0.13%		0.07%	0.14	%(g)
Portfolio turnover rate	180%		120%	114	%(f)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

					Period Ended
	Year Ended July 31,				July 31,
	2006		2005		2004 (a)
Net asset value, beginning of period	$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b)	0.22		0.24		0.18
Net realized and unrealized gain on investments	0.92		1.46		0.93
Total from investment operations	1.14		1.70		1.11
Less distributions declared to shareholders:
From net investment income	(0.28)		(0.22)		(0.02)
From net realized gains	(1.51)		(0.03)		-
Total distributions declared to shareholders	(1.79)		(0.25)		(0.02)
Net asset value, end of period	$11.89		$12.54		$11.09
Total return (c)(d)	9.85	%(e)	15.41	%(f)	11.15	%(g)
Ratios/Supplemental data:
Net assets, end of period (000's)	$37,280		$38,731		$47,855
Ratio of net expenses to average net assets	0.50%		0.50%		0.50	%(h)
Ratio of net investment income to average net assets	1.78%		1.99%		1.86	%(h)
Reimbursement	0.13%		0.07%		0.14	%(h)
Portfolio turnover rate	97%		45%		46	%(g)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

				Period Ended
	Year Ended July 31,			July 31,
	2006	2005	2004	2003 (a)
Net asset value, beginning of period	$14.15	$11.04	$10.93	$10.00
Income from investment operations:
Net investment income (loss) (b)	0.01	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain on investments and foreign currency	1.20	3.14	0.17	0.94
Total from investment operations	1.21	3.11	0.12	0.93
Less distributions declared to shareholders:
From net realized gains	(0.38)	-	(0.01)	-
Net asset value, end of period	$14.98	$14.15	$11.04	$10.93
Total return (c)(d)	8.56%	28.17%	1.06%	9.30	% (e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$23,636	$24,881	$19,284	$2,161
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70	% (f)
Ratio of net investment income (loss) to average net assets	0.08%	(0.21)%	(0.38)%	(0.44	)%(f)
Reimbursement	0.20%	0.21%	0.22%	3.85	% (f)
Portfolio turnover rate	65%	141%	169%	23	% (e)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

				Period Ended
	Year Ended July 31,			July 31,
	2006	2005	2004	2003 (a)
Net asset value, beginning of period	$15.17	$12.58	$10.69	$10.00
Income from investment operations:
Net investment income (b)	0.15	0.11	0.07	0.01
Net realized and unrealized gain on investments	1.14	2.66	1.84	0.68
Total from investment operations	1.29	2.77	1.91	0.69
Less distributions declared to shareholders:
From net investment income	(0.16)	(0.09)	(0.02)	-
From net realized gains	(2.28)	(0.09)	- (c)	-
Total distributions declared to shareholders	(2.44)	(0.18)	(0.02)	-
Net asset value, end of period	$14.02	$15.17	$12.58	$10.69
Total return (d)(e)	9.30%	22.14%	17.91%	6.90	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$17,762	$21,277	$21,994	$2,651
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70	%(g)
Ratio of net investment income to average net assets	1.02%	0.78%	0.54%	0.49	%(g)
Reimbursement	0.25%	0.19%	0.20%	3.61	%(g)
Portfolio turnover rate	59%	59%	9%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$6.57		$5.07		$4.62		$3.67		$4.41		$18.78
Income from investment operations:
Net investment loss	(0.02	)(b)	(0.03	)(b)	(0.03	)(b)	(0.02	)(b)	(0.02	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	0.53	(c)	1.53		0.48		0.97		(0.72)		(2.18)
Total from investment operations	0.51		1.50		0.45		0.95		(0.74)		(2.19)
Less distributions declared to shareholders:
From net realized gains	(5.05	)(j)	-		-		-		-	(d)	(12.18)
Net asset value, end of period	$2.03		$6.57		$5.07		$4.62		$3.67		$4.41
Total return (e)	10.46	%(f)	29.59%		9.74%		25.89	% (g)	(16.76)%		(28.84)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$40,183		$30,317		$292,028		$293,924		$227,874		$283,521
Ratio of net expenses to average net assets (h)	1.09%		0.85%		0.79%		0.81	% (i)	0.79%		0.82%
Ratio of net investment loss to average net assets (h)	(0.88)%		(0.61)%		(0.62)%		(0.55	)%(i)	(0.49)%		(0.22)%
Waiver/reimbursement	0.21%		-		-		-		-		-
Portfolio turnover rate	112%		119%		123%		89	% (g)	120%		160%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

					Period Ended
	Year Ended July 31,				July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$16.06		$13.91	$11.29	$10.00
Income from investment operations:
Net investment income (b)	0.09		0.11	0.11	0.02
Net realized and unrealized gain on investments	1.06		3.11	2.79	1.27
Total from investment operations	1.15		3.22	2.90	1.29
Less distributions declared to shareholders:
From net investment income	(0.13)		(0.10)	(0.06)	-
From net realized gains	(1.77)		(0.97)	(0.22)	-
Total distributions declared to shareholders	(1.90)		(1.07)	(0.28)	-
Net asset value, end of period	$15.31		$16.06	$13.91	$11.29
Total return (c)(d)	7.90	%(e)	23.57%	25.79%	12.90	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$33,439		$36,989	$40,356	$21,356
Ratio of net operating expenses to average net assets	0.80%		0.80%	0.80%	0.80	%(g)
Ratio of interest expense to average net assets	-	%(h)	-	-	-
Ratio of net expenses to average net assets	0.80%		0.80%	0.80%	0.80	%(g)
Ratio of net investment income to average net assets	0.60%		0.77%	0.82%	0.66	%(g)
Reimbursement	0.14%		0.12%	0.09%	0.36	%(g)
Portfolio turnover rate	37%		41%	53%	5	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

							Period Ended		Year Ended		Period Ended
	Year Ended July 31,						July 31,		October 31,		October 31,
	2006		2005		2004		2003 (a)		2002		2001 (b)
Net asset value, beginning of period	$11.49		$8.77		$8.30		$6.96		$8.00		$10.00
Income from investment operations:
Net investment loss	(0.05	)(c)	(0.04	)(c)	(0.05	)(c)	(0.03	)(c)	(0.04	)(c)	(0.02)
Net realized and unrealized gain (loss) on investments	1.07		2.76		0.52		1.37		(1.00)		(1.98)
Total from investment operations	1.02		2.72		0.47		1.34		(1.04)		(2.00)
Less distributions declared to shareholders:
From net realized gains	(1.27)		-		-		-		-		-
Net asset value, end of period	$11.24		$11.49		$8.77		$8.30		$6.96		$8.00
Total return (d)(e)	9.17	%(f)	31.01%		5.66%		19.25	% (g)	(13.00)%		(20.00	)%(g)
Ratios/Supplemental data:
Net assets, end of period (000's)	$8,773		$38,755		$50,662		$73,926		$54,769		$49,391
Ratio of net expenses to average net assets	0.75%		0.75%		0.75%		0.78	% (h)(i)	0.80	% (i)	0.80	% (h)(i)
Ratio of net investment loss to average net assets	(0.45)%		(0.37)%		(0.49)%		(0.50	)%(h)(i)	(0.45	)%(i)	(0.23	)%(h)(i)
Reimbursement	0.23%		0.09%		0.06%		0.06	% (h)	0.06%		0.17	% (h)
Portfolio turnover rate	109%		170%		91%		84	% (g)	125%		167	% (g)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$13.76		$12.17		$10.33		$9.32		$10.42		$16.20
Income from investment operations:
Net investment income	0.26	(b)	0.19	(b)	0.14	(b)	0.11	(b)	0.02	(b)	0.03
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	2.85		1.79		1.76		0.95		(1.09)		(3.09)
Total from investment operations	3.11		1.98		1.90		1.06		(1.07)		(3.06)
Less distributions declared to shareholders:
From net investment income	(0.27)		(0.10)		(0.06)		(0.05)		(0.03)		-
From net realized gains	(1.97)		(0.29)		-		-		-		(2.72)
Total distributions declared to shareholders	(2.24)		(0.39)		(0.06)		(0.05)		(0.03)		(2.72)
Net asset value, end of period	$14.63		$13.76		$12.17		$10.33		$9.32		$10.42
Total return (c)	24.31	%(d)	16.31	%(d)	18.40	%(d)	11.39	%(d)(e)	(10.28)%		(22.46)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$105,738		$136,144		$152,251		$58,488		$20,616		$20,553
Ratio of net operating expenses to average net assets	0.75%		0.75%		0.75%		0.93	%(f)(g)	1.31	%(g)	1.26	%(g)
Ratio of interest expense to average net assets	0.01%		-		-		-		-		-
Ratio of net expenses to average net assets	0.76%		0.75%		0.75%		0.93	%(f)(g)	1.31	%(g)	1.26	%(g)
Ratio of net investment income to average net assets	1.84%		1.47%		1.16%		1.50	%(f)(g)	0.21	%(g)	0.29	%(g)
Reimbursement	0.06%		0.03%		0.05%		0.06	%(f)	-		-
Portfolio turnover rate	86%		68%		91%		59	%(e)	111%		117%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (98.2%)
Consumer Discretionary (9.9%)
Automobiles (0.6%)
Harley-Davidson, Inc.	9,900	$564,300
Hotels, Restaurants & Leisure (2.3%)
Darden Restaurants, Inc.	34,000	1,149,200
McDonald's Corp.	23,400	828,126
Yum! Brands, Inc.	7,600	342,000
		2,319,326
Household Durables (1.0%)
Centex Corp.	13,800	652,878
Pulte Homes, Inc.	12,100	344,850
		997,728
Media (3.2%)
CBS Corp., Class B	20,700	567,801
Gannett Co., Inc.	2,600	135,512
McGraw-Hill Companies, Inc.	27,000	1,520,100
Time Warner, Inc.	44,300	730,950
Viacom, Inc., Class B (a)	8,400	292,740
		3,247,103
Multi-Line Retail (1.0%)
Dollar General Corp.	19,100	256,322
J.C. Penney Co., Inc.	3,500	220,360
Kohl's Corp. (a)	4,100	232,183
Nordstrom, Inc.	8,300	284,690
		993,555
Specialty Retail (1.6%)
Autonation, Inc. (a)	29,000	571,300
Home Depot, Inc.	22,200	770,562
Limited Brands, Inc.	300	7,548
Lowe's Companies, Inc.	1,400	39,690
Office Depot, Inc. (a)	200	7,210
Sherwin-Williams Co.	800	40,480
Staples, Inc.	7,700	166,474
		1,603,264
Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc. (a)	7,800	223,938
Consumer Staples (9.6%)
Beverages (1.8%)
Coca-Cola Co.	28,200	1,254,900
PepsiCo, Inc.	9,400	595,772
		1,850,672

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (2.1%)
Kroger Co.	21,400	$490,702
SUPERVALU, Inc.	7,600	206,036
Sysco Corp.	1,400	38,640
Wal-Mart Stores, Inc.	30,700	1,366,150
		2,101,528
Food Products (1.9%)
Archer-Daniels-Midland Co.	4,900	215,600
Dean Foods Co. (a)	18,800	705,564
General Mills, Inc.	8,000	415,200
H.J. Heinz Co.	6,300	264,411
Sara Lee Corp.	16,300	275,470
		1,876,245
Household Products (1.0%)
Clorox Co.	4,900	293,706
Colgate-Palmolive Co.	2,000	118,640
Kimberly-Clark Corp.	4,200	256,410
Procter & Gamble Co.	6,800	382,160
		1,050,916
Personal Products (0.0%)
Estee Lauder Companies, Inc., Class A	1,000	37,320
Tobacco (2.8%)
Altria Group, Inc.	19,500	1,559,415
Reynolds American, Inc.	10,000	1,267,800
		2,827,215
Energy (10.5%)
Energy Equipment & Services (0.7%)
BJ Services Co.	11,000	398,970
Nabors Industries Ltd. (a)	6,300	222,516
Schlumberger Ltd.	1,800	120,330
		741,816
Oil, Gas & Consumable Fuels (9.8%)
Anadarko Petroleum Corp.	22,900	1,047,446
Apache Corp.	1,400	98,658
Chevron Corp.	21,500	1,414,270
ConocoPhillips	24,300	1,667,952
Devon Energy Corp.	5,900	381,376
Exxon Mobil Corp.	63,300	4,287,942
Hess Corp.	6,600	349,140
Marathon Oil Corp.	300	27,192
Sunoco, Inc.	9,000	625,860
		9,899,836

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (21.3%)
Capital Markets (6.0%)
Ameriprise Financial, Inc.	700	$31,220
Bank of New York Co., Inc.	12,300	413,403
Bear Stearns Companies, Inc.	700	99,309
Charles Schwab Corp.	19,000	301,720
Federated Investors, Inc., Class B	3,400	105,434
Goldman Sachs Group, Inc.	10,600	1,619,150
Lehman Brothers Holdings, Inc.	21,400	1,389,930
Merrill Lynch & Co., Inc.	10,000	728,200
Morgan Stanley	16,500	1,097,250
State Street Corp.	4,300	258,258
T. Rowe Price Group, Inc.	800	33,048
		6,076,922
Commercial Banks (4.1%)
BB&T Corp.	2,400	100,776
Comerica, Inc.	6,200	363,010
First Horizon National Corp.	3,400	142,460
KeyCorp	2,900	107,010
National City Corp.	11,600	417,600
PNC Financial Services Group, Inc.	2,500	177,100
SunTrust Banks, Inc.	1,400	110,418
U.S. Bancorp	22,800	729,600
Wachovia Corp.	22,500	1,206,675
Wells Fargo & Co.	11,100	802,974
		4,157,623
Consumer Finance (0.3%)
American Express Co.	5,300	275,918
Diversified Financial Services (4.6%)
CIT Group, Inc.	5,600	257,096
Citigroup, Inc.	59,900	2,893,769
JPMorgan Chase & Co.	33,000	1,505,460
		4,656,325
Insurance (5.1%)
ACE Ltd.	3,000	154,590
AFLAC, Inc.	5,600	247,184
Allstate Corp.	13,700	778,434
American International Group, Inc.	21,500	1,304,405
Hartford Financial Services Group, Inc.	1,400	118,776
MetLife, Inc.	6,800	353,600
Principal Financial Group, Inc.	3,600	194,400
Progressive Corp.	2,300	55,637
Prudential Financial, Inc.	11,300	888,632
SAFECO Corp.	9,100	488,852
St. Paul Travelers Companies, Inc.	7,800	357,240
XL Capital Ltd., Class A	2,700	171,990
		5,113,740

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (0.2%)
Equity Office Properties Trust, REIT	3,900	$147,849
Kimco Realty Corp., REIT	200	7,848
Plum Creek Timber Co., Inc., REIT	1,700	57,902
		213,599
Thrifts & Mortgage Finance (1.0%)
Countrywide Financial Corp.	9,800	351,134
Fannie Mae	7,300	349,743
Freddie Mac	5,600	324,016
Washington Mutual, Inc.	800	35,760
		1,060,653
Health Care (12.5%)
Biotechnology (2.4%)
Amgen, Inc. (a)	25,500	1,778,370
Biogen Idec, Inc. (a)	1,100	46,332
Gilead Sciences, Inc. (a)	9,800	602,504
		2,427,206
Health Care Equipment & Supplies (1.0%)
Becton, Dickinson & Co.	1,200	79,104
Biomet, Inc.	13,600	447,984
Boston Scientific Corp. (a)	19,900	338,499
Medtronic, Inc.	2,000	101,040
Zimmer Holdings, Inc. (a)	500	31,620
		998,247
Health Care Providers & Services (3.7%)
Aetna, Inc.	17,800	560,522
AmerisourceBergen Corp.	8,200	352,600
Cardinal Health, Inc.	4,600	308,200
Caremark Rx, Inc.	3,300	174,240
CIGNA Corp.	8,000	730,000
Coventry Health Care, Inc. (a)	5,400	284,580
Express Scripts, Inc. (a)	1,600	123,248
Humana, Inc. (a)	200	11,186
McKesson Corp.	5,000	251,950
UnitedHealth Group, Inc.	14,700	703,101
WellPoint, Inc. (a)	3,400	253,300
		3,752,927
Life Sciences Tools & Services (0.2%)
Fisher Scientific International, Inc. (a)	1,300	96,343
PerkinElmer, Inc.	7,400	133,422
		229,765
Pharmaceuticals (5.2%)
Abbott Laboratories	16,100	769,097
Barr Pharmaceuticals, Inc. (a)	1,400	69,664
Forest Laboratories, Inc. (a)	8,700	402,897

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Johnson & Johnson	10,100	$631,755
King Pharmaceuticals, Inc. (a)	1,800	30,636
Merck & Co., Inc.	7,200	289,944
Pfizer, Inc.	97,500	2,534,025
Watson Pharmaceuticals, Inc. (a)	1,400	31,346
Wyeth	10,100	489,547
		5,248,911
Industrials (10.6%)
Aerospace & Defense (2.1%)
Boeing Co.	7,000	541,940
General Dynamics Corp.	6,300	422,226
Lockheed Martin Corp.	4,000	318,720
Northrop Grumman Corp.	1,100	72,809
Raytheon Co.	10,200	459,714
United Technologies Corp.	5,600	348,264
		2,163,673
Air Freight & Logistics (0.9%)
FedEx Corp.	1,400	146,594
United Parcel Service, Inc., Class B	11,000	758,010
		904,604
Building Products (0.2%)
Masco Corp.	9,300	248,589
Commercial Services & Supplies (0.9%)
Cendant Corp.	44,500	667,945
Equifax, Inc.	3,900	125,892
R.R. Donnelley & Sons Co.	2,800	81,732
Robert Half International, Inc.	1,200	38,832
		914,401
Electrical Equipment (1.1%)
Cooper Industries Ltd., Class A	1,100	94,776
Emerson Electric Co.	10,100	797,092
Rockwell Automation, Inc.	2,800	173,544
		1,065,412
Industrial Conglomerates (3.7%)
3M Co.	18,700	1,316,480
General Electric Co.	59,300	1,938,517
Tyco International Ltd.	18,300	477,447
		3,732,444
Machinery (1.0%)
Danaher Corp.	600	39,120
Illinois Tool Works, Inc.	13,700	626,501
Ingersoll-Rand Co., Ltd., Class A	6,100	218,380
Parker Hannifin Corp.	1,600	115,584
		999,585

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Road & Rail (0.6%)
Burlington Northern Santa Fe Corp.	5,000	$344,550
CSX Corp.	1,600	97,088
Norfolk Southern Corp.	3,000	130,260
		571,898
Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc.	1,600	99,344
Information Technology (14.2%)
Communications Equipment (2.7%)
Cisco Systems, Inc. (a)	70,900	1,265,565
Motorola, Inc.	31,900	726,044
QUALCOMM, Inc.	18,700	659,362
		2,650,971
Computers & Peripherals (4.5%)
Apple Computer, Inc. (a)	6,800	462,128
Dell, Inc. (a)	56,200	1,218,416
Hewlett-Packard Co.	46,200	1,474,242
International Business Machines Corp.	18,100	1,401,121
		4,555,907
Internet Software & Services (0.2%)
eBay, Inc. (a)	7,100	170,897
IT Services (0.2%)
Computer Sciences Corp. (a)	2,200	115,258
Fiserv, Inc. (a)	2,300	100,418
		215,676
Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc. (a)	21,700	420,763
Intel Corp.	45,800	824,400
National Semiconductor Corp.	5,500	127,930
NVIDIA Corp. (a)	3,400	75,242
Texas Instruments, Inc.	29,800	887,444
		2,335,779
Software (4.3%)
Autodesk, Inc. (a)	13,700	467,307
Intuit, Inc. (a)	14,600	450,702
Microsoft Corp. (b)	109,400	2,628,882
Oracle Corp. (a)	54,700	818,859
		4,365,750
Materials (2.9%)
Chemicals (0.6%)
Dow Chemical Co.	8,900	307,762
PPG Industries, Inc.	5,500	338,470
		646,232

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (2.3%)
Freeport-McMoRan Copper & Gold, Inc., Class B	12,800	$698,368
Nucor Corp.	25,600	1,361,152
Phelps Dodge Corp.	2,400	209,616
		2,269,136
Telecommunication Services (3.3%)
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	16,600	497,834
BellSouth Corp.	21,100	826,487
CenturyTel, Inc.	1,400	53,998
Citizens Communications Co.	14,100	180,903
Embarq Corp. (a)	2,100	95,026
Verizon Communications, Inc.	31,400	1,061,948
		2,716,196
Wireless Telecommunication Services (0.6%)
Sprint Nextel Corp.	30,000	594,000
Utilities (3.4%)
Electric Utilities (0.8%)
American Electric Power Co., Inc.	1,800	65,016
Edison International	900	37,242
Exelon Corp.	1,400	81,060
FirstEnergy Corp.	8,300	464,800
PPL Corp.	4,400	149,688
Progress Energy, Inc.	200	8,710
		806,516
Independent Power Producers & Energy Traders (0.7%)
Constellation Energy Group, Inc.	3,800	220,058
TXU Corp.	7,400	475,302
		695,360
Multi-Utilities (1.9%)
CenterPoint Energy, Inc.	38,500	528,990
DTE Energy Co.	12,400	524,768
Duke Energy Corp.	14,900	451,768
PG&E Corp.	9,800	408,464
		1,913,990
Total Common Stocks (Cost of $90,143,656)		99,182,958

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.7%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Bond maturing 02/15/20, market value of $1,783,741 (repurchase proceeds $1,745,250)	$1,745,000	$1,745,000
Total Short-Term Obligation (Cost of $1,745,000)		1,745,000
Total Investments (99.9%) (Cost of $91,888,656) (c)		100,927,958
Other Assets & Liabilities, Net (0.1%)		45,209
Net Assets (100.0%)		$100,973,167

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  A portion of the security with a market value of $286,314 is pledged as collateral for open futures contracts.

(c)  Cost for federal income tax purposes is $92,384,984.

At July 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500® Index	6	$1,922,700	$1,883,953	Sept-2006	$38,747

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	21.3%
Information Technology	14.2
Health Care	12.5
Industrials	10.6
Energy	10.5
Consumer Discretionary	9.9
Consumer Staples	9.6
Utilities	3.4
Telecommunication Services	3.3
Materials	2.9
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	0.1
100.0%

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (98.2%)
Consumer Discretionary (14.1%)
Diversified Consumer Services (0.6%)
Sotheby's	8,400	$232,092
Hotels, Restaurants & Leisure (1.5%)
Las Vegas Sands Corp. (a)	2,898	179,763
Starbucks Corp. (a)	10,900	373,434
		553,197
Media (6.6%)
Comcast Corp., Class A (a)	18,800	646,344
EchoStar Communications Corp., Class A (a)	15,700	550,285
Lamar Advertising Co., Class A (a)	5,300	259,912
News Corp., Class A	39,700	763,828
Viacom, Inc., Class B (a)	4,000	139,400
		2,359,769
Multi-Line Retail (1.3%)
Kohl's Corp. (a)	8,000	453,040
Specialty Retail (4.1%)
Best Buy Co., Inc.	3,500	158,690
Office Depot, Inc. (a)	15,500	558,775
OfficeMax, Inc.	9,200	378,212
TJX Companies., Inc.	14,600	355,802
		1,451,479
Consumer Staples (10.8%)
Beverages (2.6%)
Anheuser-Busch Companies, Inc.	7,700	370,755
Coca-Cola Co.	12,800	569,600
		940,355
Food & Staples Retailing (4.5%)
CVS Corp.	10,800	353,376
Kroger Co.	22,600	518,218
Wal-Mart Stores, Inc.	16,500	734,250
		1,605,844
Food Products (0.8%)
Campbell Soup Co.	7,600	278,768
Household Products (1.4%)
Colgate-Palmolive Co.	8,733	518,042
Tobacco (1.5%)
Altria Group, Inc.	6,600	527,802

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (5.5%)
Energy Equipment & Services (0.9%)
Halliburton Co.	9,300	$310,248
Oil, Gas & Consumable Fuels (4.6%)
EnCana Corp.	10,300	556,818
Occidental Petroleum Corp.	5,800	624,950
XTO Energy, Inc.	10,100	474,599
		1,656,367
Financials (9.7%)
Capital Markets (5.4%)
Bank of New York Co., Inc.	21,700	729,337
Franklin Resources, Inc.	2,200	201,190
Goldman Sachs Group, Inc.	1,200	183,300
Merrill Lynch & Co., Inc.	5,800	422,356
State Street Corp.	6,450	387,387
		1,923,570
Commercial Banks (1.0%)
Wells Fargo & Co.	4,890	353,743
Diversified Financial Services (0.5%)
Nasdaq Stock Market, Inc. (a)	7,300	200,969
Insurance (2.8%)
Ambac Financial Group, Inc.	3,200	265,952
American International Group, Inc.	12,180	738,960
		1,004,912
Health Care (20.7%)
Biotechnology (4.9%)
Amgen, Inc. (a)	7,100	495,154
Amylin Pharmaceuticals, Inc. (a)	4,200	204,960
Genzyme Corp. (a)	9,000	614,520
Vertex Pharmaceuticals, Inc. (a)	12,800	429,056
		1,743,690
Health Care Providers & Services (5.5%)
Cardinal Health, Inc.	5,500	368,500
Caremark Rx, Inc.	13,810	729,168
Quest Diagnostics, Inc.	8,700	523,044
WellPoint, Inc. (a)	4,600	342,700
		1,963,412
Life Sciences Tools & Services (2.8%)
Covance, Inc. (a)	5,800	369,808
Thermo Electron Corp. (a)	16,730	619,177
		988,985

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (7.5%)
Abbott Laboratories	7,700	$367,829
AstraZeneca PLC, ADR	8,500	518,755
Johnson & Johnson	14,700	919,485
Merck & Co., Inc.	8,900	358,403
Novartis AG, ADR	9,380	527,344
		2,691,816
Industrials (9.9%)
Aerospace & Defense (3.3%)
Boeing Co.	7,000	541,940
United Technologies Corp.	10,000	621,900
		1,163,840
Commercial Services & Supplies (2.6%)
Manpower, Inc.	5,800	344,984
Waste Management, Inc.	17,300	594,774
		939,758
Construction & Engineering (0.8%)
Foster Wheeler Ltd. (a)	7,400	282,236
Electrical Equipment (0.8%)
Emerson Electric Co.	3,600	284,112
Industrial Conglomerates (2.4%)
General Electric Co.	26,200	856,478
Information Technology (20.9%)
Communications Equipment (4.1%)
Cisco Systems, Inc. (a)	48,280	861,798
CommScope, Inc. (a)	7,000	218,610
Nokia Oyj, ADR	10,900	216,365
QUALCOMM, Inc.	5,300	186,878
		1,483,651
Computers & Peripherals (3.4%)
Apple Computer, Inc. (a)	5,700	387,372
Hewlett-Packard Co.	9,800	312,718
International Business Machines Corp.	6,900	534,129
		1,234,219
Internet Software & Services (4.0%)
Akamai Technologies, Inc. (a)	10,700	424,041
Google, Inc., Class A (a)	2,578	996,655
		1,420,696
IT Services (0.3%)
Cognizant Technology Solutions Corp., Class A (a)	1,600	104,784

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (3.4%)
Intel Corp.	29,800	$536,400
NVIDIA Corp. (a)	7,600	168,188
Samsung Electronics Co., Ltd., GDR (b)	500	159,125
Texas Instruments, Inc.	11,710	348,724
		1,212,437
Software (5.7%)
Autodesk, Inc. (a)	5,800	197,838
Citrix Systems, Inc. (a)	4,100	130,257
Intuit, Inc. (a)	6,000	185,220
Microsoft Corp.	40,520	973,695
Oracle Corp. (a)	23,700	354,789
SAP AG, ADR	4,100	187,083
		2,028,882
Materials (2.6%)
Chemicals (2.6%)
Air Products & Chemicals, Inc.	6,300	402,759
Monsanto Co.	11,788	506,766
		909,525
Telecommunication Services (4.0%)
Diversified Telecommunication Services (0.9%)
Time Warner Telecom, Inc., Class A (a)	18,158	304,146
Wireless Telecommunication Services (3.1%)
ALLTEL Corp.	7,200	397,224
American Tower Corp., Class A (a)	16,100	544,180
NII Holdings, Inc. (a)	3,300	174,174
		1,115,578
Total Common Stocks (Cost of $33,071,348)		35,098,442

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (3.7%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $1,356,694 (repurchase proceeds $1,330,191)	$1,330,000	$1,330,000
Total Short-Term Obligation (Cost of $1,330,000)		1,330,000
Total Investments (101.9%) (Cost of $34,401,348) (c)		36,428,442
Other Assets & Liabilities, Net (-1.9%)		(663,260)
Net Assets (100.0%)		$35,765,182

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of this security, which is not illiquid, represents 0.4% of net assets.

(c)  Cost for federal income tax purposes is $34,562,489.

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	20.9%
Health Care	20.7
Consumer Discretionary	14.1
Consumer Staples	10.8
Industrials	9.9
Financials	9.7
Energy	5.5
Telecommunication Services	4.0
Materials	2.6
Short-Term Obligation	3.7
Other Assets & Liabilities, Net	(1.9)
100.0%

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (97.8%)
Consumer Discretionary (8.0%)
Auto Components (0.3%)
Johnson Controls, Inc.	1,700	$130,492
Hotels, Restaurants & Leisure (2.4%)
McDonald's Corp.	11,266	398,704
Starwood Hotels & Resorts Worldwide, Inc.	9,600	504,768
		903,472
Household Durables (0.7%)
Newell Rubbermaid, Inc.	10,136	267,185
Media (1.0%)
News Corp., Class A	19,200	369,408
Multi-Line Retail (2.0%)
Federated Department Stores, Inc.	15,432	541,817
J.C. Penney Co., Inc.	2,976	187,369
		729,186
Specialty Retail (1.6%)
Office Depot, Inc. (a)	8,800	317,240
Staples, Inc.	12,100	261,602
		578,842
Consumer Staples (8.3%)
Beverages (3.9%)
Anheuser-Busch Companies, Inc.	8,400	404,460
Coca-Cola Enterprises, Inc.	8,600	184,556
Diageo PLC, ADR	6,899	485,138
PepsiCo, Inc.	6,058	383,956
		1,458,110
Food Products (2.0%)
Cadbury Schweppes PLC, ADR	9,600	376,896
Kraft Foods, Inc., Class A	7,600	246,240
Tyson Foods, Inc., Class A	7,900	111,785
		734,921
Tobacco (2.4%)
Altria Group, Inc.	7,229	578,103
Loews Corp.-Carolina Group	5,600	321,328
		899,431
Energy (13.6%)
Energy Equipment & Services (2.8%)
Halliburton Co.	11,754	392,113
National-Oilwell Varco, Inc. (a)	4,300	288,272
Schlumberger Ltd.	5,750	384,388
		1,064,773

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (10.8%)
ConocoPhillips	8,932	$613,092
EnCana Corp.	5,500	297,330
Exxon Mobil Corp.	9,035	612,031
Hess Corp.	7,000	370,300
Marathon Oil Corp.	6,664	604,025
Occidental Petroleum Corp.	6,600	711,150
Total SA, ADR	5,800	395,734
Williams Companies, Inc.	16,900	409,825
		4,013,487
Financials (33.4%)
Capital Markets (5.2%)
Bank of New York Co., Inc.	18,795	631,700
Deutsche Bank AG, Registered Shares	2,300	265,880
Merrill Lynch & Co., Inc.	10,880	792,282
Nuveen Investments, Inc., Class A	5,000	237,450
		1,927,312
Commercial Banks (11.1%)
Marshall & Ilsley Corp.	9,820	461,245
Mitsubishi UFJ Financial Group, Inc., ADR	21,200	295,740
PNC Financial Services Group, Inc.	9,600	680,064
SunTrust Banks, Inc.	2,400	189,288
U.S. Bancorp	25,146	804,672
UnionBanCal Corp.	4,000	247,160
Wachovia Corp.	9,586	514,097
Wells Fargo & Co.	13,028	942,446
		4,134,712
Diversified Financial Services (8.5%)
CIT Group, Inc.	3,600	165,276
Citigroup, Inc.	34,585	1,670,801
JPMorgan Chase & Co.	29,600	1,350,352
		3,186,429
Insurance (5.5%)
Ambac Financial Group, Inc.	5,735	476,636
American International Group, Inc.	7,451	452,052
Genworth Financial, Inc., Class A	11,200	384,160
Hartford Financial Services Group, Inc.	5,055	428,866
St. Paul Travelers Companies, Inc.	7,100	325,180
		2,066,894
Real Estate Investment Trusts (REITs) (1.8%)
Archstone-Smith Trust, REIT	3,855	202,272
Kimco Realty Corp., REIT	5,436	213,309
ProLogis, REIT	4,400	243,540
		659,121

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (1.3%)
Golden West Financial Corp.	6,400	$471,424
Health Care (7.5%)
Health Care Providers & Services (1.3%)
Aetna, Inc.	7,244	228,114
CIGNA Corp.	2,852	260,245
		488,359
Pharmaceuticals (6.2%)
AstraZeneca PLC, ADR	7,400	451,622
GlaxoSmithKline PLC, ADR	3,265	180,652
Novartis AG, ADR	6,848	384,995
Pfizer, Inc.	38,662	1,004,825
Sanofi-Aventis, ADR	5,900	279,601
		2,301,695
Industrials (10.7%)
Aerospace & Defense (4.8%)
Boeing Co.	6,700	518,714
General Dynamics Corp.	6,374	427,186
L-3 Communications Holdings, Inc.	3,600	265,140
United Technologies Corp.	9,496	590,556
		1,801,596
Electrical Equipment (1.0%)
ABB Ltd., ADR	29,997	387,861
Industrial Conglomerates (1.9%)
General Electric Co.	21,192	692,766
Machinery (1.7%)
Caterpillar, Inc.	4,000	283,480
Eaton Corp.	529	33,909
Ingersoll-Rand Co., Ltd., Class A	8,600	307,880
		625,269
Road & Rail (1.3%)
Burlington Northern Santa Fe Corp.	3,600	248,076
Norfolk Southern Corp.	5,500	238,810
		486,886
Information Technology (4.0%)
Communications Equipment (0.7%)
Nokia Oyj, ADR	12,600	250,110
Computers & Peripherals (1.2%)
Hewlett-Packard Co.	14,600	465,886

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electronic Equipment & Instruments (1.0%)
Agilent Technologies, Inc. (a)	13,300	$378,252
Semiconductors & Semiconductor Equipment (1.1%)
Fairchild Semiconductor International, Inc. (a)	9,800	160,328
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	27,295	236,645
		396,973
Materials (4.2%)
Chemicals (0.7%)
Rohm & Haas Co.	5,500	253,660
Construction Materials (1.3%)
Cemex SA de CV, ADR	9,008	255,107
Vulcan Materials Co.	3,300	221,001
		476,108
Containers & Packaging (0.2%)
Crown Holdings, Inc. (a)	5,600	93,296
Metals & Mining (2.0%)
Allegheny Technologies, Inc.	2,900	185,281
Freeport-McMoRan Copper & Gold, Inc., Class B	3,800	207,328
Nucor Corp.	2,100	111,657
Phelps Dodge Corp.	2,000	174,680
United States Steel Corp.	1,000	63,070
		742,016
Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.5%)
AT&T, Inc.	15,957	478,551
Verizon Communications, Inc.	13,470	455,555
		934,106
Utilities (5.6%)
Electric Utilities (4.8%)
Edison International	12,300	508,974
Entergy Corp.	6,173	475,938
Exelon Corp.	7,051	408,253
PPL Corp.	11,400	387,828
		1,780,993
Multi-Utilities (0.8%)
PG&E Corp.	7,233	301,472
Total Common Stocks (Cost of $31,992,191)		36,452,503

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.7%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Bond maturing 02/15/20, market value of $660,392 (repurchase proceeds $647,093)	$647,000	$647,000
Total Short-Term Obligation (Cost of $647,000)		647,000
Total Investments (99.5%) (Cost of $32,639,191) (b)		37,099,503
Other Assets & Liabilities, Net (0.5%)		180,683
Net Assets (100.0%)		$37,280,186

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $32,675,433.

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	33.4%
Energy	13.6
Industrials	10.7
Consumer Staples	8.3
Consumer Discretionary	8.0
Health Care	7.5
Utilities	5.6
Materials	4.2
Information Technology	4.0
Telecommunication Services	2.5
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	0.5
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (91.6%)
Consumer Discretionary (14.8%)
Automobiles (0.5%)
Harley-Davidson, Inc.	2,250	$128,250
Hotels, Restaurants & Leisure (4.7%)
Brinker International, Inc.	2,670	86,508
Darden Restaurants, Inc.	3,350	113,230
Harrah's Entertainment, Inc.	1,495	89,864
Hilton Hotels Corp.	7,950	190,244
International Game Technology, Inc.	4,030	155,800
Marriott International, Inc., Class A	3,820	134,388
Scientific Games Corp., Class A (a)	3,220	109,383
Starwood Hotels & Resorts Worldwide, Inc.	1,760	92,541
Yum! Brands, Inc.	3,090	139,050
		1,111,008
Household Durables (0.5%)
D.R. Horton, Inc.	2,213	47,425
Fortune Brands, Inc.	1,000	72,520
		119,945
Internet & Catalog Retail (0.2%)
Nutri/System, Inc. (a)	830	43,924
Leisure Equipment & Products (0.5%)
Pool Corp.	2,930	114,065
Media (1.3%)
Cablevision Systems Corp., Class A	3,390	75,427
Grupo Televisa SA, ADR	8,250	152,790
Lamar Advertising Co., Class A (a)	1,800	88,272
		316,489
Multi-Line Retail (1.4%)
J.C. Penney Co., Inc.	3,590	226,026
Nordstrom, Inc.	2,710	92,953
		318,979
Specialty Retail (4.0%)
Abercrombie & Fitch Co., Class A	2,890	153,054
Chico's FAS, Inc. (a)	5,810	131,597
Children's Place Retail Stores, Inc. (a)	1,820	101,592
GameStop Corp., Class A (a)	4,970	206,802
PetSmart, Inc.	4,340	102,250
Ross Stores, Inc.	2,990	74,421
TJX Companies., Inc.	7,350	179,120
		948,836
Textiles, Apparel & Luxury Goods (1.7%)
Coach, Inc. (a)	8,070	231,689
Phillips-Van Heusen Corp.	4,860	172,676
		404,365

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (6.1%)
Beverages (0.6%)
Pepsi Bottling Group, Inc.	4,000	$133,000
Food & Staples Retailing (0.4%)
Whole Foods Market, Inc.	1,800	103,518
Food Products (3.4%)
Campbell Soup Co.	4,620	169,462
Dean Foods Co. (a)	3,990	149,745
H.J. Heinz Co.	4,160	174,595
Hershey Co.	3,300	181,401
McCormick & Co., Inc.	3,440	120,606
		795,809
Personal Products (1.3%)
Alberto-Culver Co.	1,720	83,833
Avon Products, Inc.	5,390	156,256
Estee Lauder Companies, Inc., Class A	1,860	69,415
		309,504
Tobacco (0.4%)
UST, Inc.	2,150	108,682
Energy (8.0%)
Energy Equipment & Services (4.0%)
BJ Services Co.	5,330	193,319
Diamond Offshore Drilling, Inc.	2,100	165,753
FMC Technologies, Inc. (a)	2,440	153,769
Nabors Industries Ltd. (a)	2,170	76,645
National-Oilwell Varco, Inc. (a)	1,980	132,739
Smith International, Inc.	5,060	225,524
		947,749
Oil, Gas & Consumable Fuels (4.0%)
Chesapeake Energy Corp.	6,110	201,019
Denbury Resources, Inc. (a)	2,330	80,781
EOG Resources, Inc.	2,870	212,810
Peabody Energy Corp.	3,850	192,115
Southwestern Energy Co. (a)	2,359	81,150
Tesoro Corp.	2,320	173,536
		941,411
Financials (7.5%)
Capital Markets (3.4%)
Affiliated Managers Group, Inc. (a)	2,360	216,058
Greenhill & Co., Inc.	1,384	80,217
Lazard Ltd., Class A	4,430	172,991
Legg Mason, Inc.	1,320	110,180
T. Rowe Price Group, Inc.	5,100	210,681
		790,127

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (1.9%)
City National Corp.	2,170	$144,761
East West Bancorp, Inc.	4,520	182,382
Zions Bancorporation	1,460	119,924
		447,067
Diversified Financial Services (0.7%)
Chicago Mercantile Exchange	350	161,420
Insurance (1.0%)
Ambac Financial Group, Inc.	2,915	242,266
Real Estate Investment Trusts (REITs) (0.5%)
General Growth Properties, Inc., REIT	2,770	126,423
Health Care (17.8%)
Biotechnology (2.5%)
Amylin Pharmaceuticals, Inc. (a)	2,670	130,296
Celgene Corp. (a)	3,090	147,980
Cephalon, Inc. (a)	2,860	188,017
PDL BioPharma, Inc. (a)	6,240	112,382
		578,675
Health Care Equipment & Supplies (4.3%)
Beckman Coulter, Inc.	1,730	99,042
Biomet, Inc.	4,600	151,524
DENTSPLY International, Inc.	3,080	96,404
Gen-Probe, Inc. (a)	2,880	149,616
ResMed, Inc. (a)	3,902	181,092
St. Jude Medical, Inc. (a)	3,880	143,172
Varian Medical Systems, Inc. (a)	4,563	206,795
		1,027,645
Health Care Providers & Services (6.9%)
Community Health Systems, Inc. (a)	3,065	111,137
Coventry Health Care, Inc. (a)	2,650	139,655
DaVita, Inc. (a)	3,517	175,920
Express Scripts, Inc. (a)	1,780	137,114
Henry Schein, Inc. (a)	1,530	72,537
Humana, Inc. (a)	3,730	208,619
Laboratory Corp. of America Holdings (a)	2,750	177,155
Lincare Holdings, Inc. (a)	3,910	136,107
Manor Care, Inc.	2,120	106,106
Medco Health Solutions, Inc. (a)	2,710	160,784
Patterson Companies, Inc. (a)	2,090	69,513
Quest Diagnostics, Inc.	2,130	128,056
		1,622,703
Health Care Technology (0.3%)
IMS Health, Inc.	2,680	73,539

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (2.1%)
Invitrogen Corp. (a)	1,410	$87,124
Nektar Therapeutics (a)	6,900	112,470
Thermo Electron Corp. (a)	5,220	193,192
Waters Corp. (a)	2,570	104,548
		497,334
Pharmaceuticals (1.7%)
Allergan, Inc.	2,930	316,001
Medicis Pharmaceutical Corp., Class A	3,290	90,672
		406,673
Industrials (12.1%)
Aerospace & Defense (2.4%)
Armor Holdings, Inc. (a)	1,810	93,505
BE Aerospace, Inc. (a)	6,660	164,835
Hexcel Corp. (a)	12,930	185,804
Rockwell Collins, Inc.	2,500	133,425
		577,569
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	2,740	125,437
UTI Worldwide, Inc.	4,710	109,743
		235,180
Airlines (0.6%)
Southwest Airlines Co.	8,290	149,137
Commercial Services & Supplies (3.1%)
ChoicePoint, Inc. (a)	4,065	138,860
Cintas Corp.	1,980	69,894
Corporate Executive Board Co.	2,905	273,070
Robert Half International, Inc.	7,490	242,377
		724,201
Electrical Equipment (1.2%)
Rockwell Automation, Inc.	3,310	205,154
Roper Industries, Inc.	1,550	70,060
		275,214
Machinery (2.3%)
JLG Industries, Inc.	3,570	64,617
Joy Global, Inc.	5,115	191,914
Terex Corp. (a)	3,820	171,289
Timken Co.	4,030	129,766
		557,586
Marine (0.3%)
Kirby Corp. (a)	1,980	63,578
Road & Rail (1.2%)
CSX Corp.	1,230	74,636
Landstar System, Inc.	4,760	203,205
		277,841

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (15.7%)
Communications Equipment (2.0%)
Comverse Technology, Inc. (a)	6,660	$129,071
CSR PLC (a)	5,800	122,970
F5 Networks, Inc. (a)	1,840	85,266
Harris Corp.	2,850	129,817
		467,124
Computers & Peripherals (1.1%)
Network Appliance, Inc. (a)	4,100	121,729
SanDisk Corp. (a)	3,120	145,579
		267,308
Electronic Equipment & Instruments (0.9%)
Jabil Circuit, Inc.	3,440	79,464
Trimble Navigation Ltd. (a)	2,730	131,122
		210,586
IT Services (4.3%)
Affiliated Computer Services, Inc., Class A (a)	1,396	71,098
Alliance Data Systems Corp. (a)	4,430	227,348
Cognizant Technology Solutions Corp., Class A (a)	4,850	317,626
Fiserv, Inc. (a)	1,930	84,264
Global Payments, Inc.	3,951	168,076
Paychex, Inc.	4,250	145,265
		1,013,677
Semiconductors & Semiconductor Equipment (3.1%)
Kla-Tencor Corp.	2,720	114,757
Lam Research Corp. (a)	1,660	69,039
Marvell Technology Group Ltd. (a)	11,020	204,421
MEMC Electronic Materials, Inc. (a)	2,690	81,830
Micron Technology, Inc. (a)	5,200	81,068
NVIDIA Corp. (a)	5,500	121,715
SiRF Technology Holdings, Inc. (a)	2,710	51,761
		724,591
Software (4.3%)
Amdocs Ltd. (a)	4,050	146,934
Autodesk, Inc. (a)	2,217	75,622
Citrix Systems, Inc. (a)	6,150	195,386
Electronic Arts, Inc. (a)	2,680	126,255
Hyperion Solutions Corp. (a)	4,237	132,025
Intuit, Inc. (a)	2,422	74,767
Mercury Interactive Corp. (a)	3,045	152,859
NAVTEQ Corp. (a)	4,040	113,847
		1,017,695
Materials (4.1%)
Chemicals (1.5%)
Ecolab, Inc.	2,650	114,135
Potash Corp. of Saskatchewan, Inc.	2,590	244,755
		358,890

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction Materials (0.8%)
Cemex SA de CV, ADR	3,120	$88,358
Martin Marietta Materials, Inc.	1,270	102,261
		190,619
Metals & Mining (1.8%)
Allegheny Technologies, Inc.	1,050	67,085
Freeport-McMoRan Copper & Gold, Inc., Class B	2,350	128,216
Phelps Dodge Corp.	1,560	136,250
Zinifex Ltd.	10,690	86,423
		417,974
Telecommunication Services (3.7%)
Wireless Telecommunication Services (3.7%)
American Tower Corp., Class A (a)	10,436	352,737
Crown Castle International Corp. (a)	6,620	233,223
Millicom International Cellular SA (a)	2,250	78,727
NII Holdings, Inc. (a)	3,890	205,314
		870,001
Utilities (1.8%)
Gas Utilities (0.6%)
Questar Corp.	1,660	147,076
Independent Power Producers & Energy Traders (1.2%)
AES Corp. (a)	14,080	279,629
Total Common Stocks (Cost of $17,972,668)		21,644,882
	Par
Short-Term Obligation (8.8%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $2,122,650 (repurchase proceeds $2,081,298)	$2,081,000	2,081,000
Total Short-Term Obligation (Cost of $2,081,000)		2,081,000
Total Investments (100.4%) (Cost of $20,053,668) (b)		23,725,882
Other Assets & Liabilities, Net (-0.4%)		(90,192)
Net Assets (100.0%)		$23,635,690

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $20,197,226.

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	17.8%
Information Technology	15.7
Consumer Discretionary	14.8
Industrials	12.1
Energy	8.0
Financials	7.5
Consumer Staples	6.1
Materials	4.1
Telecommunication Services	3.7
Utilities	1.8
Short-Term Obligation	8.8
Other Assets & Liabilities, Net	(0.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (98.7%)
Consumer Discretionary (7.8%)
Auto Components (1.2%)
BorgWarner, Inc.	1,350	$81,000
Johnson Controls, Inc.	1,650	126,654
		207,654
Hotels, Restaurants & Leisure (1.6%)
Burger King Holdings, Inc. (a)	2,132	32,513
Harrah's Entertainment, Inc.	1,300	78,143
Starwood Hotels & Resorts Worldwide, Inc.	3,525	185,345
		296,001
Media (1.0%)
Dow Jones & Co., Inc.	4,925	172,572
Multi-Line Retail (1.6%)
Federated Department Stores, Inc.	3,916	137,491
J.C. Penney Co., Inc.	2,275	143,234
		280,725
Specialty Retail (2.4%)
Office Depot, Inc. (a)	5,350	192,867
TJX Companies., Inc.	9,700	236,389
		429,256
Consumer Staples (8.2%)
Beverages (2.1%)
Coca-Cola Enterprises, Inc.	4,200	90,132
Fomento Economico Mexicano SA de CV, ADR	1,525	133,895
Pepsi Bottling Group, Inc.	4,500	149,625
		373,652
Food & Staples Retailing (2.2%)
Kroger Co.	11,250	257,963
SUPERVALU, Inc.	4,713	127,769
		385,732
Food Products (2.0%)
Dean Foods Co. (a)	6,500	243,945
Tyson Foods, Inc., Class A	8,350	118,152
		362,097
Household Products (1.3%)
Clorox Co.	3,750	224,775
Personal Products (0.6%)
Estee Lauder Companies, Inc., Class A	2,800	104,496
Energy (6.1%)
Energy Equipment & Services (1.8%)
National-Oilwell Varco, Inc. (a)	1,425	95,532
Technip SA, ADR	1,825	98,605
Tidewater, Inc.	2,500	119,275
		313,412

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (4.3%)
Hess Corp.	3,275	$173,248
Marathon Oil Corp.	639	57,919
Newfield Exploration Co. (a)	2,600	120,588
Tesoro Corp.	1,000	74,800
Williams Companies, Inc.	8,300	201,275
XTO Energy, Inc.	2,866	134,673
		762,503
Financials (30.5%)
Capital Markets (0.8%)
Nuveen Investments, Class A	3,150	149,594
Commercial Banks (11.5%)
Bank of Hawaii Corp.	3,900	193,206
City National Corp.	3,200	213,472
Comerica, Inc.	4,275	250,301
Cullen/Frost Bankers, Inc.	3,325	195,244
Marshall & Ilsley Corp.	5,125	240,721
Mercantile Bankshares Corp.	3,750	133,350
SVB Financial Group (a)	3,850	172,557
TCF Financial Corp.	4,900	131,859
UnionBanCal Corp.	3,150	194,638
Whitney Holding Corp.	3,375	121,804
Zions Bancorporation	2,275	186,869
		2,034,021
Diversified Financial Services (0.5%)
CIT Group, Inc.	1,975	90,672
Insurance (7.8%)
ACE Ltd.	1,800	92,754
Ambac Financial Group, Inc.	3,400	282,574
Axis Capital Holdings Ltd.	3,100	91,636
Conseco, Inc. (a)	7,600	173,280
Genworth Financial, Inc., Class A	5,100	174,930
Lincoln National Corp.	2,550	144,534
Loews Corp.	4,275	158,432
Old Republic International Corp.	6,300	134,001
Platinum Underwriters Holdings Ltd.	4,800	135,792
		1,387,933
Real Estate Investment Trusts (REITs) (7.1%)
Archstone-Smith Trust, REIT	2,975	156,098
Boston Properties, Inc., REIT	2,150	211,130
Equity Office Properties Trust, REIT	6,200	235,042
Equity Residential Property Trust, REIT	2,900	134,879
General Growth Properties, Inc., REIT	2,975	135,779
Host Hotels & Resorts, Inc., REIT	6,560	139,203
ProLogis Trust, REIT	4,400	243,540
		1,255,671

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (2.8%)
Golden West Financial Corp.	1,875	$138,113
PMI Group, Inc.	4,125	175,147
Sovereign Bancorp, Inc.	9,293	191,797
		505,057
Health Care (4.9%)
Health Care Equipment & Supplies (0.9%)
Hospira, Inc. (a)	3,675	160,561
Health Care Providers & Services (1.9%)
CIGNA Corp.	1,350	123,187
Community Health Systems, Inc. (a)	2,475	89,744
Universal Health Services, Inc., Class B	2,200	123,200
		336,131
Life Sciences Tools & Services (1.2%)
Millipore Corp. (a)	1,950	122,167
Varian, Inc. (a)	2,200	98,956
		221,123
Pharmaceuticals (0.9%)
Shire PLC, ADR	3,100	150,381
Industrials (10.9%)
Aerospace & Defense (0.7%)
L-3 Communications Holdings, Inc.	1,800	132,570
Construction & Engineering (1.1%)
Fluor Corp.	1,025	90,026
Jacobs Engineering Group, Inc. (a)	1,175	97,513
		187,539
Electrical Equipment (0.8%)
Cooper Industries Ltd., Class A	1,750	150,780
Industrial Conglomerates (1.6%)
McDermott International, Inc. (a)	2,250	102,465
Textron, Inc.	2,050	184,315
		286,780
Machinery (4.6%)
Barnes Group, Inc.	7,318	124,479
Dover Corp.	2,950	139,063
Eaton Corp.	1,350	86,535
Harsco Corp.	1,425	114,869
JLG Industries, Inc.	4,500	81,450
Kennametal, Inc.	2,475	131,794
Parker Hannifin Corp.	1,800	130,032
		808,222

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Marine (0.7%)
Alexander & Baldwin, Inc.	3,125	$125,313
Road & Rail (1.4%)
Canadian Pacific Railway Ltd.	2,900	138,823
Norfolk Southern Corp.	2,650	115,063
		253,886
Information Technology (8.1%)
Communications Equipment (0.4%)
CommScope, Inc. (a)	2,500	78,075
Electronic Equipment & Instruments (3.2%)
Agilent Technologies, Inc. (a)	6,000	170,640
Arrow Electronics, Inc. (a)	5,525	156,137
Mettler-Toledo International, Inc. (a)	1,500	92,295
Tektronix, Inc.	5,100	139,077
		558,149
IT Services (0.4%)
Mastercard, Inc., Class A (a)	1,604	73,575
Semiconductors & Semiconductor Equipment (2.8%)
ATI Technologies, Inc. (a)	3,900	78,507
Fairchild Semiconductor International, Inc. (a)	4,975	81,391
Freescale Semiconductor, Inc., Class A (a)	3,700	105,931
KLA-Tencor Corp.	2,150	90,708
Lam Research Corp. (a)	1,225	50,948
Novellus Systems, Inc. (a)	1,850	46,824
NVIDIA Corp. (a)	2,200	48,686
		502,995
Software (1.3%)
Activision, Inc. (a)	4,733	56,559
Cadence Design Systems, Inc. (a)	4,275	69,212
Electronic Arts, Inc. (a)	1,325	62,421
Synopsys, Inc. (a)	2,150	38,485
		226,677
Materials (8.7%)
Chemicals (4.1%)
Air Products & Chemicals, Inc.	3,150	201,379
Ashland, Inc.	1,625	108,079
Cytec Industries, Inc.	1,650	88,126
Nalco Holding Co. (a)	5,275	88,884
PPG Industries, Inc.	1,800	110,772
Rohm and Haas Co.	2,800	129,136
		726,376

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction Materials (1.5%)
Cemex SA de CV, ADR	3,084	$87,339
Martin Marietta Materials, Inc.	1,225	98,637
Vulcan Materials Co.	1,400	93,758
		279,734
Containers & Packaging (1.6%)
Crown Holdings, Inc. (a)	8,900	148,274
Packaging Corp. of America	5,800	132,994
		281,268
Metals & Mining (1.5%)
Allegheny Technologies, Inc.	1,500	95,835
Freeport-McMoRan Copper & Gold, Inc., Class B	1,700	92,752
Nucor Corp.	1,400	74,438
		263,025
Utilities (13.5%)
Electric Utilities (6.9%)
Edison International	7,575	313,453
Entergy Corp.	4,400	339,240
FPL Group, Inc.	3,775	162,854
Hawaiian Electric Industries, Inc.	3,575	102,460
PPL Corp.	9,125	310,432
		1,228,439
Gas Utilities (0.6%)
AGL Resources, Inc.	2,775	108,281
Independent Power Producers & Energy Traders (0.7%)
AES Corp. (a)	6,450	128,097
Multi-Utilities (5.3%)
Energy East Corp.	6,450	156,928
PG&E Corp.	9,625	401,170
Sempra Energy	3,075	148,400
Wisconsin Energy Corp.	5,300	223,660
		930,158
Total Common Stocks (Cost of $14,985,358)		17,533,958

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.1%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Bond maturing 02/15/20, market value of $197,437 (repurchase proceeds $191,027)	$191,000	$191,000
Total Short-Term Obligation (Cost of $191,000)		191,000
Total Investments (99.8%) (Cost of $15,176,358) (b)		17,724,958
Other Assets & Liabilities, Net (0.2%)		36,656
Net Assets (100.0%)		$17,761,614

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $15,180,839.

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.5%
Utilities	13.5
Industrials	10.9
Materials	8.7
Consumer Staples	8.2
Information Technology	8.1
Consumer Discretionary	7.8
Energy	6.1
Health Care	4.9
Short-Term Obligation	1.1
Other Assets & Liabilities, Net	0.2
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (95.0%)
Consumer Discretionary (14.3%)
Diversified Consumer Services (0.6%)
Laureate Education, Inc. (a)	5,170	$236,011
Hotels, Restaurants & Leisure (4.8%)
Pinnacle Entertainment, Inc. (a)	11,660	319,834
RARE Hospitality International, Inc. (a)	6,970	183,311
Red Robin Gourmet Burgers, Inc. (a)	6,260	243,201
Ruby Tuesday, Inc.	5,340	117,266
Scientific Games Corp., Class A (a)	13,340	453,160
Shuffle Master, Inc. (a)	9,910	288,877
Trump Entertainment Resorts, Inc. (a)	18,740	341,630
		1,947,279
Internet & Catalog Retail (1.0%)
Nutri/System, Inc. (a)	7,900	418,068
Leisure Equipment & Products (1.0%)
Pool Corp.	9,800	381,514
Specialty Retail (4.4%)
Aaron Rents, Inc.	6,722	162,269
Children's Place Retail Stores, Inc. (a)	4,580	255,656
Christopher & Banks Corp.	12,940	364,779
GameStop Corp., Class A (a)	8,743	363,796
Gymboree Corp. (a)	5,003	167,700
Hibbett Sporting Goods, Inc. (a)	8,450	166,972
Tractor Supply Co. (a)	2,980	136,305
Tween Brands, Inc. (a)	4,110	152,974
		1,770,451
Textiles, Apparel & Luxury Goods (2.5%)
Carter's, Inc. (a)	15,270	333,039
Phillips-Van Heusen Corp.	9,090	322,968
Quiksilver, Inc. (a)	17,920	232,064
Timberland Co., Class A (a)	4,590	118,192
		1,006,263
Consumer Staples (2.4%)
Beverages (0.5%)
Hansen Natural Corp. (a)	4,640	213,394
Household Products (0.8%)
Central Garden & Pet Co. (a)	7,830	309,598
Personal Products (1.1%)
USANA Health Sciences, Inc. (a)	9,710	430,638

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (8.0%)
Energy Equipment & Services (4.8%)
Atwood Oceanics, Inc. (a)	10,469	$491,310
Core Laboratories NV (a)	5,660	413,180
Oil States International, Inc. (a)	13,200	424,512
Tetra Technologies, Inc. (a)	12,586	360,085
Veritas DGC, Inc. (a)	4,210	241,107
		1,930,194
Oil, Gas & Consumable Fuels (3.2%)
Carrizo Oil & Gas, Inc. (a)	8,790	260,272
Foundation Coal Holdings, Inc.	11,520	439,373
Frontier Oil Corp.	7,740	272,835
Holly Corp.	6,410	324,346
		1,296,826
Financials (8.8%)
Capital Markets (2.4%)
Affiliated Managers Group, Inc. (a)	6,840	626,202
Greenhill & Co., Inc.	5,660	328,053
		954,255
Commercial Banks (2.2%)
Signature Bank (a)	9,630	309,412
Sterling Financial Corp.	7,430	237,537
UCBH Holdings, Inc.	19,460	324,593
		871,542
Diversified Financial Services (0.9%)
International Securities Exchange, Inc.	4,300	174,967
Nasdaq Stock Market, Inc. (a)	7,490	206,200
		381,167
Insurance (2.0%)
Hanover Insurance Group, Inc.	6,330	292,952
ProAssurance Corp. (a)	10,280	511,019
		803,971
Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc., REIT	2,910	274,762
Washington Real Estate Investment Trust, REIT	7,050	261,414
		536,176
Health Care (19.1%)
Biotechnology (2.5%)
Alkermes, Inc. (a)	6,870	117,889
Amylin Pharmaceuticals, Inc. (a)	2,480	121,024
Digene Corp. (a)	11,230	474,018
ICOS Corp. (a)	5,550	126,762
United Therapeutics Corp. (a)	2,680	158,951
		998,644

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (6.7%)
ArthroCare Corp. (a)	5,960	$262,478
Bespak PLC	27,050	325,409
Foxhollow Technologies, Inc. (a)	6,350	165,037
Haemonetics Corp. (a)	6,904	302,879
Hologic, Inc. (a)	5,053	226,930
Kyphon, Inc. (a)	7,512	255,859
NuVasive, Inc. (a)	9,100	159,159
OraSure Technologies, Inc. (a)	31,760	296,638
ResMed, Inc. (a)	14,762	685,105
		2,679,494
Health Care Providers & Services (4.8%)
HealthExtras, Inc. (a)	24,975	648,351
Healthways, Inc. (a)	3,720	199,838
Pediatrix Medical Group, Inc. (a)	4,760	201,824
Psychiatric Solutions, Inc. (a)	9,100	286,559
United Surgical Partners International, Inc. (a)	11,335	279,975
WellCare Health Plans, Inc. (a)	6,281	308,146
		1,924,693
Health Care Technology (1.4%)
Allscripts Healthcare Solutions, Inc. (a)	29,122	555,065
Life Sciences Tools & Services (2.6%)
ICON PLC, ADR (a)	11,655	767,365
Nektar Therapeutics (a)	17,800	290,140
		1,057,505
Pharmaceuticals (1.1%)
BioMimetic Therapeutics, Inc. (a)	11,623	86,940
Medicis Pharmaceutical Corp., Class A	10,480	288,829
Salix Pharmaceuticals Ltd. (a)	8,045	82,059
		457,828
Industrials (20.0%)
Aerospace & Defense (4.4%)
Armor Holdings, Inc. (a)	4,592	237,223
BE Aerospace, Inc. (a)	25,547	632,288
Ceradyne, Inc. (a)	7,732	378,018
DynCorp International, Inc., Class A (a)	17,546	158,089
Hexcel Corp. (a)	25,450	365,717
		1,771,335
Air Freight & Logistics (1.4%)
Forward Air Corp.	12,437	399,103
UTI Worldwide, Inc.	7,220	168,226
		567,329
Airlines (0.7%)
Alaska Air Group, Inc. (a)	7,940	294,812

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Building Products (0.5%)
ElkCorp.	7,540	$188,048
Commercial Services & Supplies (5.5%)
Administaff, Inc.	4,670	147,619
Corporate Executive Board Co.	2,573	241,862
Global Cash Access, Inc. (a)	13,324	199,593
Huron Consulting Group, Inc. (a)	14,235	493,670
Kenexa Corp. (a)	20,778	491,400
Resources Connection, Inc. (a)	17,270	408,781
Waste Connections, Inc. (a)	5,470	204,468
		2,187,393
Construction & Engineering (0.4%)
Perini Corp. (a)	7,848	177,522
Electrical Equipment (1.1%)
General Cable Corp. (a)	12,700	453,390
Machinery (4.5%)
Basin Water, Inc. (a)	10,020	88,176
Bucyrus International, Inc., Class A	4,800	233,808
ESCO Technologies, Inc. (a)	8,043	423,786
JLG Industries, Inc.	12,660	229,146
RBC Bearings, Inc. (a)	7,651	170,770
Terex Corp. (a)	5,470	245,275
Wabtec Corp.	15,520	412,211
		1,803,172
Marine (0.5%)
American Commercial Lines, Inc. (a)	3,700	203,315
Road & Rail (1.0%)
Landstar System, Inc.	9,460	403,847
Information Technology (19.4%)
Communications Equipment (2.1%)
CSR PLC (a)	10,468	221,941
F5 Networks, Inc. (a)	4,780	221,505
Ixia (a)	44,867	415,917
		859,363
Computers & Peripherals (0.6%)
Presstek, Inc. (a)	28,943	232,412
Electronic Equipment & Instruments (0.8%)
FLIR Systems, Inc. (a)	6,690	160,627
Sunpower Corp., Class A (a)	4,970	158,692
		319,319

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Internet Software & Services (2.2%)
aQuantive, Inc. (a)	13,350	$273,675
Ariba, Inc. (a)	11,920	92,976
Equinix, Inc. (a)	5,240	274,471
Liquidity Services, Inc. (a)	17,965	228,515
		869,637
IT Services (3.1%)
Acxiom Corp.	10,260	251,165
CACI International, Inc., Class A (a)	2,989	168,430
Euronet Worldwide, Inc. (a)	14,484	368,038
Global Payments, Inc.	5,028	213,891
Heartland Payment Systems, Inc. (a)	9,640	251,122
		1,252,646
Semiconductors & Semiconductor Equipment (5.0%)
Atheros Communications, Inc. (a)	20,483	338,379
FormFactor, Inc. (a)	5,530	237,071
Hittite Microwave Corp. (a)	5,880	239,610
Netlogic Microsystems, Inc. (a)	12,470	305,515
SiRf Technology Holdings, Inc. (a)	20,543	392,371
Techwell, Inc. (a)	2,925	30,713
Tessera Technologies, Inc. (a)	3,029	95,323
Varian Semiconductor Equipment Associates, Inc. (a)	5,700	180,690
Zoran Corp. (a)	10,680	171,414
		1,991,086
Software (5.6%)
Embarcadero Technologies, Inc. (a)	8,994	52,885
Hyperion Solutions Corp. (a)	8,903	277,417
Informatica Corp. (a)	19,950	278,702
Micros Systems, Inc. (a)	5,479	219,160
Nuance Communications, Inc. (a)	15,582	144,289
Quest Software, Inc. (a)	16,430	224,598
Transaction Systems Architects, Inc. (a)	12,805	474,041
Ultimate Software Group, Inc. (a)	18,470	383,068
Verint Systems, Inc. (a)	7,570	207,040
		2,261,200
Materials (1.2%)
Metals & Mining (1.2%)
Century Aluminum Co. (a)	4,743	146,416
Cleveland-Cliffs, Inc.	5,040	182,196
Zinifex Ltd.	19,510	157,728
		486,340
Telecommunication Services (1.8%)
Wireless Telecommunication Services (1.8%)
Dobson Communications Corp., Class A (a)	21,940	147,217
Millicom International Cellular SA (a)	4,090	143,109
SBA Communications Corp., Class A (a)	17,270	412,408
		702,734
Total Common Stocks (Cost of $34,529,009)		38,185,476

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Investment Companies (1.2%)
Biotech HOLDRs Trust	1,300	$231,595
iShares Nasdaq Biotechnology Index Fund (a)	3,310	236,632
Total Investment Companies (Cost of $473,315)		468,227
	Par
Short-Term Obligation (3.8%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 05/15/09, market value of $1,576,738 (repurchase proceeds $1,541,221)	$1,541,000	1,541,000
Total Short-Term Obligation (Cost of $1,541,000)		1,541,000
Total Investments (100.0%) (Cost of $36,543,324) (b)		40,194,703
Other Assets & Liabilities, Net (-0.0%)		(11,511)
Net Assets (100.0%)		$40,183,192

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $36,918,114.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Industrials	20.0%
Information Technology	19.4
Health Care	19.1
Consumer Discretionary	14.3
Financials	8.8
Energy	8.0
Consumer Staples	2.4
Telecommunication Services	1.8
Materials	1.2
Investment Companies	1.2
Short-Term Obligation	3.8
Other Assets & Liabilities, Net	(0.0)*
100.0%

*  Represents less than 0.1%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (100.0%)
Consumer Discretionary (9.9%)
Auto Components (0.9%)
BorgWarner, Inc.	3,280	$196,800
Modine Manufacturing Co.	5,110	120,443
		317,243
Distributors (0.3%)
Building Material Holding Corp.	4,330	92,792
Hotels, Restaurants & Leisure (2.4%)
Bob Evans Farms, Inc.	3,050	83,997
Jack in the Box, Inc. (a)	772	30,448
Landry's Restaurants, Inc.	5,470	154,746
Lone Star Steakhouse & Saloon, Inc.	7,260	169,811
Multimedia Games, Inc. (a)	3,498	34,245
Scientific Games Corp., Class A (a)	6,070	206,198
Vail Resorts, Inc. (a)	3,280	113,390
		792,835
Household Durables (1.8%)
American Greetings Corp., Class A	11,920	268,558
CSS Industries, Inc.	3,380	96,837
Furniture Brands International, Inc.	5,070	101,704
Kimball International, Inc., Class B	7,260	129,010
		596,109
Media (0.3%)
4Kids Entertainment, Inc. (a)	6,460	105,233
Specialty Retail (2.5%)
Borders Group, Inc.	5,250	99,803
GameStop Corp., Class A (a)	3,890	161,863
Monro Muffler, Inc.	5,590	173,346
Payless Shoesource, Inc. (a)	4,320	111,802
Rent-A-Center, Inc. (a)	6,150	165,619
Zale Corp. (a)	4,510	115,501
		827,934
Textiles, Apparel & Luxury Goods (1.7%)
Delta Apparel, Inc.	4,070	70,981
Hampshire Group Ltd. (a)	7,550	124,650
Hartmarx Corp. (a)	14,479	90,639
Stride Rite Corp.	6,750	85,455
Wolverine World Wide, Inc.	7,950	202,248
		573,973
Consumer Staples (3.4%)
Food & Staples Retailing (1.1%)
BJ's Wholesale Club, Inc. (a)	2,980	84,871
Weis Markets, Inc.	6,630	262,813
		347,684

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food Products (2.3%)
Flowers Foods, Inc.	4,109	$117,024
J&J Snack Foods Corp.	3,660	110,129
Lancaster Colony Corp.	3,160	121,091
Lance, Inc.	5,260	125,346
Maui Land & Pineapple Co., Inc. (a)	2,330	85,861
Premium Standard Farms, Inc.	4,893	82,692
Ralcorp Holdings, Inc. (a)	3,180	132,542
		774,685
Energy (5.4%)
Energy Equipment & Services (2.8%)
Complete Production Services, Inc. (a)	2,973	61,244
Grey Wolf, Inc. (a)	20,480	156,877
Lone Star Technologies, Inc. (a)	1,760	82,896
Lufkin Industries, Inc.	5,262	326,297
NS Group, Inc. (a)	1,680	84,974
Superior Well Services, Inc. (a)	1,590	39,702
TriCo Marine Services, Inc. (a)	5,093	186,658
		938,648
Oil, Gas & Consumable Fuels (2.6%)
Alpha Natural Resources, Inc. (a)	4,900	79,233
Bois d'Arc Energy, Inc. (a)	4,798	79,647
Comstock Resources, Inc. (a)	2,110	62,076
Harvest Natural Resources, Inc. (a)	9,440	132,066
Nordic American Tanker Shipping	4,133	160,567
Peabody Energy Corp.	2,960	147,704
Range Resources Corp.	7,740	217,571
		878,864
Financials (28.7%)
Capital Markets (0.7%)
Piper Jaffray Companies, Inc. (a)	3,120	159,713
Thomas Weisel Partners Group, Inc. (a)	5,536	83,261
		242,974
Commercial Banks (12.0%)
BancFirst Corp.	2,510	119,576
BancTrust Financial Group, Inc.	4,792	131,732
Bank of Granite Corp.	6,894	149,944
Bryn Mawr Bank Corp.	5,496	120,912
Capitol Bancorp Ltd.	5,956	237,644
Central Pacific Financial Corp.	2,948	103,180
Chemical Financial Corp.	6,215	190,241
Chittenden Corp.	6,060	171,013
Citizens Banking Corp.	6,680	169,605
City Holding Co.	3,470	134,462
Columbia Banking System, Inc.	4,330	135,226
Community Trust Bancorp, Inc.	4,896	180,173
First Citizens BancShares, Inc., Class A	540	111,866
First Financial Bankshares, Inc.	3,522	135,139

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
First Financial Corp.	4,520	$135,329
Mass Financial Corp., Class A (a)	13,010	18,865
Merchants Bancshares, Inc.	4,720	114,460
Mid-State Bancshares	7,540	203,505
Northrim BanCorp, Inc.	4,590	113,602
S&T Bancorp, Inc.	3,500	109,445
Sandy Spring Bancorp, Inc.	3,050	109,617
Sterling Bancorp NY	5,980	120,617
Susquehanna Bancshares, Inc.	6,760	163,457
Taylor Capital Group, Inc.	4,100	129,437
TriCo Bancshares	6,072	150,768
Trustmark Corp.	3,450	109,400
UMB Financial Corp.	6,270	215,500
Whitney Holding Corp.	6,540	236,029
		4,020,744
Consumer Finance (1.4%)
Advance America Cash Advance Centers, Inc.	11,780	156,910
Cash America International, Inc.	9,050	309,962
		466,872
Insurance (7.0%)
American Physicians Capital, Inc. (a)	3,210	148,751
Argonaut Group, Inc. (a)	3,500	102,060
Baldwin & Lyons, Inc., Class B	4,671	117,476
CNA Surety Corp. (a)	8,970	163,702
Commerce Group, Inc.	5,170	156,186
Delphi Financial Group, Inc., Class A	6,610	251,775
Harleysville Group, Inc.	4,279	135,773
Horace Mann Educators Corp.	7,880	133,724
KMG America Corp. (a)	14,031	117,159
National Western Life Insurance Co., Class A	469	107,870
Navigators Group, Inc. (a)	6,254	265,857
Phoenix Companies, Inc.	12,411	168,790
ProCentury Corp.	10,581	154,377
RLI Corp.	3,202	151,390
United America Indemnity Ltd., Class A (a)	7,720	160,113
		2,335,003
Real Estate Investment Trusts (REITs) (6.8%)
Cousins Properties, Inc., REIT	4,570	145,189
Crescent Real Estate Equities Co., REIT	5,900	115,168
EastGroup Properties, Inc., REIT	1,940	91,238
Entertainment Properties Trust, REIT	2,300	97,911
Equity One, Inc., REIT	6,860	150,028
Franklin Street Properties Corp., REIT	7,276	135,334
Getty Realty Corp., REIT	5,070	144,901
Healthcare Realty Trust, Inc.	4,908	162,406
Highland Hospitality Corp., REIT	9,990	133,366
Lexington Corporate Properties Trust, REIT	7,141	142,249
Mid-America Apartment Communities, Inc., REIT	4,970	283,886

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Potlatch Corp., REIT	319	$11,041
PS Business Parks, Inc., REIT	1,865	111,900
Strategic Hotel Capital, Inc., REIT	8,315	165,884
U-Store-It Trust, REIT	7,290	138,947
Universal Health Realty Income Trust, REIT	3,760	122,388
Urstadt Biddle Properties, Inc., Class A, REIT	7,330	123,657
		2,275,493
Thrifts & Mortgage Finance (0.8%)
Corus Bankshares, Inc.	6,460	149,162
TrustCo Bank Corp. NY	8,940	98,429
		247,591
Health Care (9.0%)
Health Care Equipment & Supplies (2.5%)
Analogic Corp.	1,940	88,736
DJ Orthopedics, Inc. (a)	2,530	99,859
Greatbatch, Inc. (a)	3,580	87,746
Haemonetics Corp. (a)	4,020	176,357
STERIS Corp.	9,230	213,859
Viasys Healthcare, Inc. (a)	3,180	81,917
Vital Signs, Inc.	1,500	77,235
		825,709
Health Care Providers & Services (4.9%)
Cross Country Healthcare, Inc. (a)	8,500	151,895
Genesis HealthCare Corp. (a)	4,370	212,251
Gentiva Health Services, Inc. (a)	8,930	143,684
Hooper Holmes, Inc. (a)	14,600	43,800
Kindred Healthcare, Inc. (a)	7,850	207,475
Owens & Minor, Inc.	4,320	130,507
Pediatrix Medical Group, Inc. (a)	7,260	307,824
RehabCare Group, Inc. (a)	3,970	74,318
Res-Care, Inc. (a)	7,930	150,829
Symbion, Inc. (a)	5,070	95,367
U.S. Physical Therapy, Inc. (a)	1,761	26,926
United Surgical Partners International, Inc. (a)	3,920	96,824
		1,641,700
Life Sciences Tools & Services (1.3%)
Bio-Rad Laboratories, Inc., Class A (a)	2,380	156,818
PAREXEL International Corp. (a)	7,160	212,437
Varian, Inc. (a)	1,900	85,462
		454,717
Pharmaceuticals (0.3%)
Alpharma, Inc., Class A	4,430	100,029

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (16.8%)
Aerospace & Defense (2.6%)
AAR Corp. (a)	8,185	$193,821
Esterline Technologies Corp. (a)	5,670	240,011
Moog, Inc., Class A (a)	2,840	98,520
Precision Castparts Corp.	5,770	344,180
		876,532
Airlines (1.1%)
JetBlue Airways Corp. (a)	10,455	111,764
Republic Airways Holdings, Inc. (a)	5,870	97,559
Skywest, Inc.	6,160	149,380
		358,703
Building Products (1.2%)
Goodman Global, Inc. (a)	5,234	64,378
Lennox International, Inc.	3,780	86,222
NCI Building Systems, Inc. (a)	5,120	239,309
		389,909
Commercial Services & Supplies (3.5%)
ABM Industries, Inc.	6,160	101,640
Casella Waste Systems, Inc., Class A (a)	8,460	98,897
CBIZ, Inc. (a)	7,792	57,505
Consolidated Graphics, Inc. (a)	5,760	283,334
Healthcare Services Group, Inc.	7,149	154,490
IKON Office Solutions, Inc.	6,170	85,208
Korn/Ferry International (a)	5,870	109,006
TeleTech Holdings, Inc. (a)	12,105	152,523
United Stationers, Inc. (a)	2,750	135,218
		1,177,821
Construction & Engineering (2.1%)
EMCOR Group, Inc. (a)	3,780	194,745
KHD Humboldt Wedag International Ltd. (a)	11,920	345,562
Washington Group International, Inc.	3,000	162,000
		702,307
Electrical Equipment (1.8%)
Belden CDT, Inc.	3,730	121,039
Genlyte Group, Inc. (a)	4,370	303,933
Woodward Governor Co.	6,460	189,343
		614,315
Machinery (1.8%)
EnPro Industries, Inc. (a)	6,160	192,685
Harsco Corp.	4,370	352,266
Kadant, Inc. (a)	2,743	57,356
		602,307
Road & Rail (1.5%)
Dollar Thrifty Automotive Group (a)	1,890	84,596
Ryder System, Inc.	2,580	130,032
Swift Transportation Co., Inc. (a)	2,490	66,608
Werner Enterprises, Inc.	12,300	221,400
		502,636

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (0.9%)
Kaman Corp.	5,620	$103,127
Watsco, Inc.	4,590	203,429
		306,556
Transportation Infrastructure (0.3%)
Interpool, Inc.	4,750	95,570
Information Technology (15.4%)
Communications Equipment (1.7%)
Anaren, Inc. (a)	10,130	181,023
Black Box Corp.	2,381	97,883
Dycom Industries, Inc. (a)	7,400	133,126
Polycom, Inc. (a)	3,750	83,250
Tollgrade Communications, Inc. (a)	6,260	58,093
		553,375
Computers & Peripherals (1.2%)
Electronics for Imaging, Inc. (a)	7,050	142,269
Emulex Corp. (a)	6,518	97,053
Imation Corp.	3,080	125,418
Mobility Electronics, Inc. (a)	6,615	37,176
		401,916
Electronic Equipment & Instruments (3.6%)
Agilysys, Inc.	4,770	74,746
Anixter International, Inc.	3,230	178,070
Benchmark Electronics, Inc. (a)	7,260	176,636
Brightpoint, Inc. (a)	15,306	224,539
Coherent, Inc. (a)	3,012	96,565
MTS Systems Corp.	4,270	157,392
NAM TAI Electronics, Inc.	5,890	100,778
Vishay Intertechnology, Inc. (a)	13,020	182,670
		1,191,396
Internet Software & Services (0.2%)
Digitas, Inc. (a)	4,890	40,343
Keynote Systems, Inc. (a)	2,871	30,346
		70,689
IT Services (1.8%)
Acxiom Corp.	8,610	210,773
CSG Systems International, Inc. (a)	2,161	56,272
MAXIMUS, Inc.	2,590	70,293
MPS Group, Inc. (a)	21,460	278,765
		616,103
Semiconductors & Semiconductor Equipment (4.0%)
Actel Corp. (a)	6,808	92,316
Advanced Energy Industries, Inc. (a)	5,970	77,252
Asyst Technologies, Inc. (a)	12,573	87,634
ATMI, Inc. (a)	4,030	107,077
Brooks Automation, Inc. (a)	4,954	55,931

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Cabot Microelectronics Corp. (a)	2,530	$75,343
Cymer, Inc. (a)	2,470	96,626
Exar Corp. (a)	7,360	95,312
Fairchild Semiconductor International, Inc. (a)	8,480	138,733
MEMC Electronic Materials, Inc. (a)	3,740	113,771
Standard Microsystems Corp. (a)	6,560	174,365
Varian Semiconductor Equipment Associates, Inc. (a)	3,950	125,215
Veeco Instruments, Inc. (a)	4,960	110,509
		1,350,084
Software (2.9%)
Captaris, Inc. (a)	15,210	69,662
Internet Security Systems, Inc. (a)	6,960	156,530
Lawson Software, Inc. (a)	17,990	120,533
MSC.Software Corp. (a)	9,740	155,840
Sybase, Inc. (a)	6,260	131,773
Synchronoss Technologies, Inc. (a)	8,776	68,014
Transaction Systems Architects, Inc. (a)	7,260	268,765
		971,117
Materials (7.1%)
Chemicals (1.3%)
H.B. Fuller Co.	5,070	202,698
Minerals Technologies, Inc.	2,580	130,600
Sensient Technologies Corp.	4,571	91,146
		424,444
Construction Materials (0.7%)
Eagle Materials, Inc.	6,400	230,144
Containers & Packaging (1.4%)
AptarGroup, Inc.	3,380	174,070
Greif, Inc., Class A	4,270	295,527
		469,597
Metals & Mining (2.9%)
AMCOL International Corp.	3,970	91,985
Carpenter Technology Corp.	2,780	273,552
Metal Management, Inc.	5,570	158,634
RTI International Metals, Inc. (a)	3,880	178,790
Worthington Industries, Inc.	12,280	250,757
		953,718
Paper & Forest Products (0.8%)
Glatfelter Co.	10,180	158,808
Mercer International, Inc. (a)	13,210	119,947
		278,755
Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.5%)
North Pittsburgh Systems, Inc.	4,570	118,043
TALK America Holdings, Inc. (a)	9,112	54,034
		172,077

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Utilities (3.8%)
Electric Utilities (2.2%)
ALLETE, Inc.	2,680	$124,406
El Paso Electric Co. (a)	7,360	161,331
Maine & Maritimes Corp.	1,490	24,064
MGE Energy, Inc.	3,790	123,099
Otter Tail Corp.	4,860	144,148
Puget Energy, Inc.	7,030	156,136
		733,184
Gas Utilities (0.9%)
Northwest Natural Gas Co.	3,680	139,730
WGL Holdings, Inc.	5,250	157,657
		297,387
Multi-Utilities (0.7%)
CH Energy Group, Inc.	4,970	246,462
Total Common Stocks (Cost of $24,208,742)		33,443,936
Total Investments (100.0%) (Cost of $24,208,742) (b)		33,443,936
Other Assets & Liabilities, Net (-0.0%)		(4,762)
Net Assets (100.0%)		$33,439,174

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $24,340,305.

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	28.7%
Industrials	16.8
Information Technology	15.4
Consumer Discretionary	9.9
Health Care	9.0
Materials	7.1
Energy	5.4
Utilities	3.8
Consumer Staples	3.4
Telecommunication Services	0.5
Other Assets & Liabilities, Net	(-0.0 )*
100.0%

*  Rounds to less than 0.1%.

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (96.9%)
Consumer Discretionary (13.9%)
Hotels, Restaurants & Leisure (5.0%)
Brinker International, Inc.	620	$20,088
Cheesecake Factory, Inc. (a)	2,440	55,754
Hilton Hotels Corp.	2,790	66,765
Pinnacle Entertainment, Inc. (a)	2,460	67,478
RARE Hospitality International, Inc. (a)	1,490	39,187
Red Robin Gourmet Burgers, Inc. (a)	1,050	40,792
Scientific Games Corp., Class A (a)	2,280	77,452
Trump Entertainment Resorts, Inc. (a)	3,950	72,008
		439,524
Internet & Catalog Retail (1.0%)
Nutri/System, Inc. (a)	1,730	91,552
Leisure Equipment & Products (1.0%)
Pool Corp.	2,130	82,921
Media (0.7%)
Grupo Televisa SA, ADR	3,130	57,968
Specialty Retail (3.0%)
Christopher & Banks Corp.	2,510	70,757
GameStop Corp., Class A (a)	1,890	78,643
Gymboree Corp. (a)	810	27,151
Hibbett Sporting Goods, Inc. (a)	1,470	29,047
Ross Stores, Inc.	1,150	28,624
Tween Brands, Inc. (a)	850	31,637
		265,859
Textiles, Apparel & Luxury Goods (3.2%)
Carter's, Inc. (a)	2,970	64,776
Coach, Inc. (a)	2,370	68,042
Phillips-Van Heusen Corp.	1,970	69,994
Quiksilver, Inc. (a)	3,880	50,246
Timberland Co., Class A (a)	980	25,235
		278,293
Consumer Staples (4.4%)
Beverages (0.2%)
Hansen Natural Corp. (a)	400	18,396
Food Products (1.8%)
Campbell Soup Co.	1,470	53,920
Dean Foods Co. (a)	730	27,397
Hershey Co.	610	33,532
McCormick & Co., Inc.	1,290	45,227
		160,076

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Household Products (0.8%)
Central Garden & Pet Co. (a)	1,710	$67,613
Personal Products (1.2%)
Estee Lauder Companies, Inc., Class A	670	25,004
USANA Health Sciences, Inc. (a)	1,850	82,048
		107,052
Tobacco (0.4%)
UST, Inc.	640	32,352
Energy (9.5%)
Energy Equipment & Services (3.7%)
Atwood Oceanics, Inc. (a)	1,095	51,388
FMC Technologies, Inc. (a)	780	49,155
Nabors Industries Ltd. (a)	1,660	58,631
Oil States International, Inc. (a)	1,360	43,738
Tetra Technologies, Inc. (a)	3,147	90,036
Veritas DGC, Inc. (a)	610	34,935
		327,883
Oil, Gas & Consumable Fuels (5.8%)
Denbury Resources, Inc. (a)	1,150	39,871
Foundation Coal Holdings, Inc.	2,520	96,113
Frontier Oil Corp.	1,640	57,810
Helix Energy Solutions Group, Inc. (a)	1,170	45,618
Quicksilver Resources, Inc. (a)	2,200	77,792
Range Resources Corp.	1,320	37,105
Southwestern Energy Co. (a)	2,510	86,344
Tesoro Corp.	900	67,320
		507,973
Financials (9.0%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc. (a)	1,300	119,015
Greenhill & Co., Inc.	823	47,701
Lazard Ltd., Class A	1,810	70,681
		237,397
Commercial Banks (1.9%)
City National Corp.	350	23,348
East West Bancorp, Inc.	1,720	69,402
Signature Bank (a)	2,190	70,365
		163,115
Insurance (3.1%)
Ambac Financial Group, Inc.	1,100	91,421
Hanover Insurance Group, Inc.	1,740	80,527
ProAssurance Corp. (a)	2,010	99,917
		271,865

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc., REIT	420	$39,656
General Growth Properties, Inc., REIT	800	36,512
Washington Real Estate Investment Trust, REIT	1,020	37,822
		113,990
Health Care (20.5%)
Biotechnology (2.4%)
Amylin Pharmaceuticals, Inc. (a)	540	26,352
Cephalon, Inc. (a)	1,060	69,684
Digene Corp. (a)	2,090	88,219
PDL BioPharma, Inc. (a)	1,260	22,693
		206,948
Health Care Equipment & Supplies (5.6%)
Beckman Coulter, Inc.	510	29,197
Bespak PLC	5,710	68,691
Gen-Probe, Inc. (a)	1,330	69,093
Haemonetics Corp. (a)	1,488	65,279
IDEXX Laboratories, Inc. (a)	250	22,125
Intuitive Surgical, Inc. (a)	290	27,608
OraSure Technologies, Inc. (a)	6,280	58,655
ResMed, Inc. (a)	2,248	104,330
Varian Medical Systems, Inc. (a)	1,126	51,030
		496,008
Health Care Providers & Services (5.9%)
Community Health Systems, Inc. (a)	780	28,283
DaVita, Inc. (a)	1,247	62,375
HealthExtras, Inc. (a)	5,325	138,237
Healthways, Inc. (a)	800	42,976
Laboratory Corp. of America Holdings (a)	970	62,487
Lincare Holdings, Inc. (a)	1,970	68,576
Psychiatric Solutions, Inc. (a)	1,680	52,903
WellCare Health Plans, Inc. (a)	1,357	66,574
		522,411
Health Care Technology (1.3%)
Allscripts Healthcare Solutions, Inc. (a)	5,784	110,243
Life Sciences Tools & Services (3.6%)
ICON PLC, ADR (a)	2,538	167,102
Invitrogen Corp. (a)	520	32,131
Nektar Therapeutics (a)	3,300	53,790
Thermo Electron Corp. (a)	1,600	59,216
		312,239
Pharmaceuticals (1.7%)
Allergan, Inc.	680	73,338
Medicis Pharmaceutical Corp., Class A	2,210	60,908
Salix Pharmaceuticals Ltd. (a)	1,760	17,952
		152,198

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (16.8%)
Aerospace & Defense (3.8%)
Armor Holdings, Inc. (a)	940	$48,560
BE Aerospace, Inc. (a)	3,640	90,090
Ceradyne, Inc. (a)	1,670	81,646
DynCorp International, Inc., Class A (a)	1,944	17,515
Hexcel Corp. (a)	4,980	71,563
Rockwell Collins, Inc.	510	27,219
		336,593
Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide, Inc.	1,050	48,069
UTI Worldwide, Inc.	2,300	53,590
		101,659
Commercial Services & Supplies (5.1%)
ChoicePoint, Inc. (a)	896	30,607
Global Cash Access, Inc. (a)	2,871	43,008
Huron Consulting Group, Inc. (a)	3,775	130,917
Kenexa Corp. (a)	4,532	107,182
Resources Connection, Inc. (a)	3,720	88,053
Robert Half International, Inc.	1,390	44,980
		444,747
Construction & Engineering (0.4%)
Perini Corp. (a)	1,678	37,956
Electrical Equipment (1.3%)
General Cable Corp. (a)	2,600	92,820
Roper Industries, Inc.	510	23,052
		115,872
Machinery (3.5%)
ESCO Technologies, Inc. (a)	1,390	73,239
JLG Industries, Inc.	2,640	47,784
Joy Global, Inc.	631	23,675
Terex Corp. (a)	1,590	71,296
Wabtec Corp.	3,360	89,241
		305,235
Marine (0.5%)
American Commercial Lines, Inc. (a)	750	41,213
Road & Rail (1.1%)
Landstar System, Inc.	2,190	93,491
Information Technology (17.0%)
Communications Equipment (2.4%)
CSR PLC (a)	2,250	47,704
F5 Networks, Inc. (a)	1,040	48,194
Harris Corp.	980	44,639
Ixia (a)	7,687	71,258
		211,795

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (0.4%)
Presstek, Inc. (a)	4,639	$37,251
Electronic Equipment & Instruments (1.1%)
SunPower Corp., Class A (a)	1,290	41,190
Trimble Navigation Ltd. (a)	1,070	51,392
		92,582
Internet Software & Services (1.7%)
aQuantive, Inc. (a)	2,020	41,410
Ariba, Inc. (a)	2,580	20,124
Digital River, Inc. (a)	940	42,150
Liquidity Services, Inc. (a)	3,803	48,374
		152,058
IT Services (3.9%)
Alliance Data Systems Corp. (a)	1,990	102,127
Cognizant Technology Solutions Corp., Class A (a)	1,040	68,109
Euronet Worldwide, Inc. (a)	3,165	80,423
Global Payments, Inc.	2,170	92,312
		342,971
Semiconductors & Semiconductor Equipment (3.3%)
Atheros Communications, Inc. (a)	2,207	36,460
FormFactor, Inc. (a)	720	30,866
Hittite Microwave Corp. (a)	1,275	51,956
Marvell Technology Group Ltd. (a)	2,912	54,018
Netlogic Microsystems, Inc. (a)	1,875	45,937
SiRF Technology Holdings, Inc. (a)	2,320	44,312
Zoran Corp. (a)	1,790	28,730
		292,279
Software (4.2%)
Amdocs Ltd. (a)	2,180	79,090
Informatica Corp. (a)	5,030	70,269
Mercury Interactive Corp. (a)	880	44,176
NAVTEQ Corp. (a)	630	17,753
Nuance Communications, Inc. (a)	3,231	29,919
Quest Software, Inc. (a)	2,850	38,960
Transaction Systems Architects, Inc. (a)	1,090	40,352
Verint Systems, Inc. (a)	1,660	45,401
		365,920
Materials (3.5%)
Chemicals (1.2%)
Potash Corp. of Saskatchewan, Inc.	1,080	102,060
Construction Materials (0.5%)
Martin Marietta Materials, Inc.	510	41,065

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (1.8%)
Allegheny Technologies, Inc.	640	$40,890
Century Aluminum Co. (a)	715	22,072
Freeport-McMoRan Copper & Gold, Inc., Class B	390	21,279
Phelps Dodge Corp.	500	43,670
Zinifex Ltd. (a)	4,040	32,661
		160,572
Telecommunication Services (2.3%)
Wireless Telecommunication Services (2.3%)
American Tower Corp., Class A (a)	1,249	42,216
Crown Castle International Corp. (a)	1,260	44,390
Millicom International Cellular SA (a)	1,210	42,338
NII Holdings, Inc. (a)	1,480	78,114
		207,058
Total Common Stocks (Cost of $7,158,689)		8,506,253
	Par
Short-Term Obligation (3.8%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $340,425 (repurchase proceeds $332,048)	$332,000	332,000
Total Short-Term Obligation (Cost of $332,000)		332,000
Total Investments (100.7%) (Cost of $7,490,689) (b)		8,838,253
Other Assets & Liabilities, Net (-0.7)%		(65,297)
Net Assets (100.0%)		$8,772,956

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $7,563,572.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	20.5%
Information Technology	17.0
Industrials	16.8
Consumer Discretionary	13.9
Energy	9.5
Financials	9.0
Consumer Staples	4.4
Materials	3.5
Telecommunication Services	2.3
Short-Term Obligation	3.8
Other Assets & Liabilities, Net	(0.7)
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (11.3%)
Auto Components (2.9%)
Compagnie Generale des Etablissements Michelin, Class B	13,617	$827,276
Continental AG	7,154	731,082
Denso Corp.	27,400	939,264
Leoni AG	14,583	570,213
		3,067,835
Automobiles (2.3%)
Suzuki Motor Corp.	10,900	266,688
Toyota Motor Corp.	40,900	2,161,926
		2,428,614
Distributors (0.7%)
Canon Marketing Japan, Inc.	30,500	667,757
Hotels, Restaurants & Leisure (0.3%)
Genting Bhd	48,100	328,777
Household Durables (2.9%)
JM AB	44,400	653,027
Makita Corp.	15,000	491,954
Matsushita Electric Industrial Co., Ltd.	49,000	1,019,364
Taylor Woodrow PLC	136,200	875,846
		3,040,191
Leisure Equipment & Products (0.4%)
Sega Sammy Holdings, Inc.	13,000	430,895
Media (1.3%)
Vivendi SA	41,273	1,397,664
Specialty Retail (0.5%)
HMV Group PLC	179,411	527,845
Consumer Staples (2.4%)
Beverages (0.8%)
Diageo PLC	47,938	842,648
Food Products (0.4%)
Toyo Suisan Kaisha Ltd.	25,000	403,637
Unilever PLC	1	24
		403,661
Tobacco (1.2%)
Imperial Tobacco Group PLC	24,700	807,443
Japan Tobacco, Inc.	133	509,285
		1,316,728

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (11.9%)
Oil, Gas & Consumable Fuels (11.9%)
BP PLC, ADR	25,780	$1,869,566
EnCana Corp.	16,200	873,772
ENI S.p.A.	53,041	1,626,788
Norsk Hydro ASA	46,300	1,316,516
PetroChina Co., Ltd., Class H	878,000	995,493
Petroleo Brasileiro SA, ADR	4,300	395,084
Royal Dutch Shell PLC, Class A	23,322	822,952
Royal Dutch Shell PLC, Class B	41,610	1,532,008
Statoil ASA	28,400	842,148
Total SA	25,792	1,754,412
Yanzhou Coal Mining Co., Ltd., Class H	830,000	585,365
		12,614,104
Financials (32.0%)
Capital Markets (4.5%)
Credit Suisse Group, Registered Shares	17,229	965,373
Daiwa Securities Group, Inc.	53,000	592,202
Deutsche Bank AG, Registered Shares	11,093	1,278,861
Nomura Holdings, Inc.	50,600	898,173
UBS AG, Registered Shares	18,306	995,966
		4,730,575
Commercial Banks (18.4%)
Australia & New Zealand Banking Group Ltd.	29,613	572,984
Banco Bilbao Vizcaya Argentaria SA	84,270	1,791,238
Banco Santander Central Hispano SA	89,617	1,357,695
Bangkok Bank Public Co., Ltd., NVDR	187,200	499,398
Barclays PLC	142,714	1,674,183
BNP Paribas SA	16,181	1,575,025
Depfa Bank PLC	50,810	856,093
ForeningsSparbanken AB	21,100	566,508
HBOS PLC	81,766	1,488,440
HSBC Holdings PLC	87,760	1,591,815
Industrial Bank Of Korea	36,130	646,800
Mega Financial Holding Co., Ltd.	694,000	464,079
Mitsubishi UFJ Financial Group, Inc.	63	890,226
Mizuho Financial Group, Inc.	60	503,991
Societe Generale	9,604	1,432,920
Sumitomo Mitsui Financial Group, Inc.	85	904,531
Sumitomo Trust & Banking Co., Ltd.	66,000	700,615
United Overseas Bank Ltd.	114,000	1,126,389
Westpac Banking Corp.	50,364	849,067
		19,491,997
Consumer Finance (0.7%)
ORIX Corp.	2,920	765,371
Diversified Financial Services (2.1%)
Fortis	26,943	957,481
ING Groep NV	30,405	1,234,315
		2,191,796

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (5.2%)
Allianz AG, Registered Shares	7,216	$1,133,595
Aviva PLC	66,917	897,507
Baloise Holding AG, Registered Shares	8,399	668,889
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	4,456	613,779
Sampo Oyj, Class A	56,700	1,069,770
Storebrand ASA	40,000	415,956
Zurich Financial Services AG, Registered Shares	3,393	761,705
		5,561,201
Real Estate Management & Development (1.1%)
Sun Hung Kai Properties Ltd.	36,000	378,523
Swire Pacific Ltd., Class A	72,500	752,040
		1,130,563
Health Care (9.7%)
Pharmaceuticals (9.7%)
Altana AG	11,099	636,728
AstraZeneca PLC	33,642	2,054,346
Biovail Corp.	46,300	1,027,397
Eisai Co., Ltd.	22,600	1,042,819
GlaxoSmithKline PLC	37,312	1,032,239
H. Lundbeck A/S	27,200	663,545
Hisamitsu Pharmaceutical Co., Inc.	13,000	412,753
Novartis AG, Registered Shares	38,461	2,184,734
Takeda Pharmaceutical Co., Ltd.	18,700	1,207,030
		10,261,591
Industrials (9.6%)
Aerospace & Defense (0.5%)
MTU Aero Engines Holding AG	15,260	542,689
Airlines (0.7%)
British Airways PLC (a)	105,123	759,951
Construction & Engineering (0.6%)
YIT Oyj	28,550	627,280
Electrical Equipment (0.7%)
Mitsubishi Electric Corp.	98,000	769,331
Industrial Conglomerates (0.3%)
SembCorp Industries Ltd.	116,040	249,888
Machinery (4.7%)
Andritz AG	5,023	879,044
Georg Fischer AG, Registered Shares (a)	1,362	615,393
Komatsu Ltd.	46,000	924,855
Saurer AG, Registered Shares (a)	7,918	585,542

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (continued)
SKF AB, Class B	49,000	$693,488
Stork NV	19,735	942,835
Volvo AB, Class B	5,900	312,312
		4,953,469
Road & Rail (1.5%)
Central Japan Railway Co.	122	1,351,476
ComfortDelGro Corp., Ltd.	256,000	252,944
		1,604,420
Trading Companies & Distributors (0.6%)
Hitachi High-Technologies Corp.	21,200	619,477
Information Technology (7.2%)
Communications Equipment (1.5%)
Nokia Oyj	80,850	1,603,904
Computers & Peripherals (1.5%)
FUJITSU Ltd.	51,000	395,473
Lite-On Technology Corp.	452,000	610,028
Wincor Nixdorf AG	4,146	546,981
		1,552,482
Electronic Equipment & Instruments (1.0%)
Hoya Corp.	14,200	496,681
Kyocera Corp.	7,300	597,907
		1,094,588
Internet Software & Services (0.5%)
NetEase.com, Inc., ADR (a)	30,443	526,664
IT Services (0.6%)
CGI Group, Inc., Class A (a)	106,500	622,983
Office Electronics (1.2%)
Canon, Inc.	25,950	1,247,194
Semiconductors & Semiconductor Equipment (0.5%)
Infineon Technologies AG (a)	28,001	299,024
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	32,511	281,867
		580,891
Software (0.4%)
Cognos, Inc. (a)	13,700	428,125
Materials (6.9%)
Chemicals (4.0%)
BASF AG	18,603	1,497,337
Bayer AG	9,896	487,569

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Shin-Etsu Chemical Co., Ltd.	13,700	$793,476
Sumitomo Chemical Co., Ltd.	93,000	734,947
Teijin Ltd.	121,000	681,809
		4,195,138
Metals & Mining (2.9%)
Kobe Steel Ltd.	238,000	718,287
Rio Tinto PLC	14,998	774,649
Salzgitter AG	12,180	961,219
ThyssenKrupp AG	18,374	643,104
		3,097,259
Telecommunication Services (2.4%)
Diversified Telecommunication Services (1.5%)
Chunghwa Telecom Co., Ltd., ADR	36,800	683,376
Nippon Telegraph & Telephone Corp.	158	825,522
		1,508,898
Wireless Telecommunication Services (0.9%)
China Mobile Ltd.	70,500	454,110
Taiwan Mobile Co., Ltd	563,000	520,883
		974,993
Utilities (4.0%)
Electric Utilities (3.1%)
E.ON AG	11,317	1,364,390
Endesa SA	31,202	1,066,585
Terna S.p.A.	291,326	803,822
		3,234,797
Gas Utilities (0.5%)
Tokyo Gas Co., Ltd.	104,000	517,074
Independent Power Producers & Energy Traders (0.4%)
Electric Power Development Co., Ltd.	12,600	470,391
Total Common Stocks (Cost of $84,992,851)		102,981,699
Investment Company (1.7%)
iShares MSCI EAFE Index Fund	27,633	1,821,567
Total Investment Company (Cost of $1,732,577)		1,821,567

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (0.4%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $435,544 (repurchase proceeds $427,061)	$427,000	$427,000
Total Short-Term Obligation (Cost of $427,000)		427,000
Total Investments (99.5%) (Cost of $87,152,428) (b)		105,230,266
Other Assets & Liabilities, Net (0.5%)		507,373
Net Assets (100.0%)		$105,737,639

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $87,326,385.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

The Fund invested in the following countries at July 31, 2006:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$25,952,383	24.7%
United Kingdom	17,551,463	16.7
Germany	11,306,570	10.7
France	6,987,296	6.6
Switzerland	6,777,602	6.4
Spain	4,215,518	4.0
Finland	3,300,955	3.1
Canada	2,952,277	2.8
United States*	2,775,231	2.6
Norway	2,574,620	2.5
Taiwan	2,560,232	2.5
Italy	2,430,610	2.3
Sweden	2,225,335	2.1
Netherlands	2,177,150	2.1
Singapore	1,629,221	1.6
Hong Kong	1,584,673	1.5
China	1,580,858	1.5
Australia	1,422,051	1.4
Belgium	957,481	0.9
Austria	879,044	0.8
Ireland	856,093	0.8
Denmark	663,545	0.6
South Korea	646,800	0.6
Thailand	499,398	0.5
Brazil	395,084	0.4
Malaysia	328,776	0.3
	$105,230,266	100.0%

*Includes short-term obligation and investment company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See Accompanying Notes to Financial Statements.

This page is intentionally left blank.

  STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2006

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$91,888,656	$34,401,348	$32,639,191	$20,053,668	$15,176,358	$36,543,324	$24,208,742	$7,490,689	$87,152,428
Investments, at value	$100,927,958	$36,428,442	$37,099,503	$23,725,882	$17,724,958	$40,194,703	$33,443,936	$8,838,253	$105,230,266
Cash	674	92	905	936	506	90	79,212	124	632
Foreign currency (cost of $2,855)	-	-	-	-	-	-	-	-	2,859
Receivable for:
Investments sold	-	1,232,349	359,693	132,641	225,092	616,837	117,749	80,648	689,692
Interest	250	191	93	298	27	221	-	48	61
Dividends	88,654	12,350	24,205	3,525	10,833	1,335	25,935	260	94,295
Foreign tax reclaims	-	-	312	-	-	-	-	-	74,718
Reimbursement due from Investment Advisor	-	-	1,054	-	-	-	-	-	-
Expense reimbursement due from Investment Advisor	5,345	4,483	4,509	5,671	5,289	45,161	9,796	11,572	15,044
Deferred Trustees' compensation plan	4,501	3,744	3,805	3,678	3,504	10,975	4,015	4,020	5,777
Other assets	234	-	-	-	6,524	-	1,576	-	-
Total Assets	101,027,616	37,681,651	37,494,079	23,872,631	17,976,733	40,869,322	33,682,219	8,934,925	106,113,344
LIABILITIES:
Payable for:
Investments purchased	-	1,868,141	165,106	190,044	171,896	564,905	187,093	119,090	265,535
Futures variation margin	3,750	-	-	-	-	-	-	-	-
Investment advisory fee	20,388	15,054	15,462	13,959	10,582	27,712	21,663	5,590	64,906
Trustees' fees	150	150	150	150	150	1,036	150	565	736
Transfer agent fees	-	-	-	-	-	98	-	-	-
Merger fee	-	-	-	-	-	26,465	-	-	-
Custody fee	-	-	-	-	-	5,921	-	-	-
Audit fee	23,900	28,600	28,600	28,600	28,600	34,990	28,600	32,250	36,350
Chief compliance officer expenses	-	-	-	-	-	306	-	-	-
Deferred Trustees' fees	4,501	3,744	3,805	3,678	3,504	10,975	4,015	4,020	5,777
Other liabilities	1,760	780	770	510	387	13,722	1,524	454	2,401
Total Liabilities	54,449	1,916,469	213,893	236,941	215,119	686,130	243,045	161,969	375,705
NET ASSETS	$100,973,167	$35,765,182	$37,280,186	$23,635,690	$17,761,614	$40,183,192	$33,439,174	$8,772,956	$105,737,639
NET ASSETS consist of:
Paid-in-capital	$84,977,591	$32,323,863	$30,253,941	$17,888,095	$13,123,504	$29,232,790	$20,892,788	$983,091	$68,613,848
Undistributed net investment income	802,166	128,856	349,092	16,910	82,198	-	104,160	-	1,450,664
Accumulated net investment loss	-	-	-	-	-	(15,114)	-	(4,738)	-
Accumulated net realized gain	6,115,361	1,285,369	2,216,841	2,058,471	2,007,312	7,314,137	3,207,032	6,447,039	17,591,948
Net unrealized appreciation on:
Investments	9,039,302	2,027,094	4,460,312	3,672,214	2,548,600	3,651,379	9,235,194	1,347,564	18,077,838
Foreign currency translations	-	-	-	-	-	-	-	-	3,341
Futures contracts	38,747	-	-	-	-	-	-	-	-
NET ASSETS	$100,973,167	$35,765,182	$37,280,186	$23,635,690	$17,761,614	$40,183,192	$33,439,174	$8,772,956	$105,737,639
Shares of capital stock outstanding	7,466,117	3,216,091	3,136,189	1,577,944	1,267,011	19,802,172	2,184,316	780,276	7,229,446
Net asset value, offering and redemption price per share	$13.52	$11.12	$11.89	$14.98	$14.02	$2.03	$15.31	$11.24	$14.63

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2006

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
NET INVESTMENT INCOME:
Income:
Dividends	$1,677,439	$388,899	$827,494	$159,771	$312,344	$25,586	$497,003	$47,154	$3,277,622
Interest	81,315	43,541	30,073	37,686	15,233	32,280	6,061	16,857	41,184
Foreign withholding tax	-	(4,493)	(7,135)	(839)	(640)	-	-	(343)	(288,501)
Total income	1,758,754	427,947	850,432	196,618	326,937	57,866	503,064	63,668	3,030,305
Expenses:
Investment advisory fee	225,402	190,536	186,428	175,688	132,838	205,536	287,985	157,489	877,242
Transfer agent fee	-	-	-	-	-	212	-	-	-
Trustees' fees	14,206	11,995	11,998	12,854	11,203	11,650	16,784	11,098	15,675
Custody fee	-	-	-	-	-	32,151	-	-	-
Audit fee	29,870	34,565	34,564	34,564	34,562	41,315	31,327	37,070	47,412
Registration fee	-	-	-	-	-	23,738	-	-	-
Merger costs	-	-	-	-	-	19,195	-	-	-
Chief compliance officer expenses (See Note 4)	-	-	-	-	-	4,082	-	-
Non-recurring costs (See Note 9)	1,053	460	443	296	229	287	427	319	1,430
Other expenses	6,343	2,742	2,724	1,708	1,360	19,102	2,728	868	7,884
Total operating expenses	276,874	240,298	236,157	225,110	180,192	357,268	339,251	206,844	949,643
Interest expense	1,102	795	-	-	-	-	941	-	7,833
Total expenses	277,976	241,093	236,157	225,110	180,192	357,268	340,192	206,844	957,476
Fees and expenses waived or reimbursed by Transfer Agent	-	-	-	-	-	(23)	-	-	-
Expense reimbursement from Investment Advisor	(50,418)	(49,302)	(49,287)	(49,126)	(47,125)	(57,662)	(50,838)	(48,428)	(70,970)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(1,053)	(460)	(443)	(296)	(229)	(287)	(427)	(319)	(1,430)
Custody earnings credit	-	-	-	-	-	(73)	-	-	-
Net expenses	226,505	191,331	186,427	175,688	132,838	299,223	288,927	158,097	885,076
Net investment income (loss)	1,532,249	236,616	664,005	20,930	194,099	(241,357)	214,137	(94,429)	2,145,229
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	8,035,180	2,208,284	3,683,361	2,631,011	2,848,467	9,400,140	4,366,840	7,686,286	23,883,422
Foreign currency transactions	-	(13)	-	(1,975)	33	(1,201)	-	(1,107)	(193,195)
Futures contracts	56,500	-	-	-	-	-	-	-	-
Net realized loss on the disposal of investments purchased/sold in error (See Note 8)	-	-	-	-	-	-	-	-	-
Net realized gain	8,091,680	2,208,271	3,683,361	2,629,036	2,848,500	9,398,939	4,366,840	7,685,179	23,690,227
Net change in unrealized appreciation (depreciation) on:
Investments	(3,060,327)	(1,726,056)	(884,539)	(433,276)	(1,416,704)	(11,061,310)	(1,837,919)	(4,880,243)	1,009,564
Foreign currency translations	-	-	-	-	(12)	-	-	-	9,824
Futures contracts	38,747	-	-	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation)	(3,021,580)	(1,726,056)	(884,539)	(433,276)	(1,416,716)	(11,061,310)	(1,837,919)	(4,880,243)	1,019,388
Net gain (loss)	5,070,100	482,215	2,798,822	2,195,760	1,431,784	(1,662,371)	2,528,921	2,804,936	24,709,615
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,602,349	$718,831	$3,462,827	$2,216,690	$1,625,883	$(1,903,728)	$2,743,058	$2,710,507	$26,854,844

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund
	Year Ended July 31,
	2006	2005
Operations:
Net investment income	$1,532,249	$1,901,574
Net realized gain on investments and futures contracts	8,091,680	2,731,812
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,021,580)	9,378,890
Net increase from operations	6,602,349	14,012,276
Distributions declared to shareholders:
From net investment income	(1,547,386)	(1,713,416)
From net realized gains	(4,395,562)	(896,196)
Total distributions declared to shareholders	(5,942,948)	(2,609,612)
Share transactions:
Subscriptions	25,772,014	17,245,602
Distributions reinvested	1,192,965	408,128
Redemptions	(18,284,280)	(35,670,610)
Net increase (decrease) in share transactions	8,680,699	(18,016,880)
Net increase (decrease) in net assets	9,340,100	(6,614,216)
NET ASSETS:
Beginning of period	91,633,067	98,247,283
End of period	$100,973,167	$91,633,067
Undistributed net investment income, at end of period	$802,166	$821,661
Change in shares:
Subscriptions	1,932,072	1,353,553
Issued for distributions reinvested	90,582	31,274
Redemptions	(1,347,447)	(2,804,223)
Net increase (decrease)	675,207	(1,419,396)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Growth Fund		CMG Large Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2006	2005	2006	2005
Operations:
Net investment income	$236,616	$430,830	$664,005	$917,233
Net realized gain on investments and foreign currency transactions	2,208,271	2,173,562	3,683,361	2,822,819
Net change in unrealized appreciation (depreciation) on investments	(1,726,056)	2,991,580	(884,539)	2,693,045
Net increase from operations	718,831	5,595,972	3,462,827	6,433,097
Distributions declared to shareholders:
From net investment income	(244,682)	(349,571)	(786,000)	(908,008)
From net realized gains	(2,107,614)	-	(4,217,978)	(142,837)
Total distributions declared to shareholders	(2,352,296)	(349,571)	(5,003,978)	(1,050,845)
Share transactions:
Subscriptions	607,996	4,995,496	2,117,201	2,725,323
Distributions reinvested	1,081,858	60,880	2,230,353	327,447
Redemptions	(4,602,728)	(10,674,833)	(4,257,442)	(17,558,515)
Net increase (decrease) in share transactions	(2,912,874)	(5,618,457)	90,112	(14,505,745)
Net decrease in net assets	(4,546,339)	(372,056)	(1,451,039)	(9,123,493)
NET ASSETS:
Beginning of period	40,311,521	40,683,577	38,731,225	47,854,718
End of period	$35,765,182	$40,311,521	$37,280,186	$38,731,225
Undistributed net investment income, at end of period	$128,856	$140,220	$349,092	$482,730
Change in shares:
Subscriptions	51,129	458,901	186,275	227,396
Issued for distributions reinvested	94,075	5,349	197,376	27,061
Redemptions	(388,044)	(974,348)	(336,132)	(1,480,049)
Net increase (decrease)	(242,840)	(510,098)	47,519	(1,225,592)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Growth Fund		CMG Mid Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2006	2005	2006	2005
Operations:
Net investment income (loss)	$20,930	$(42,193)	$194,099	$177,527
Net realized gain on investments and foreign currency transactions	2,629,036	1,198,457	2,848,500	2,034,357
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(433,276)	3,842,377	(1,416,716)	2,345,276
Net increase from operations	2,216,690	4,998,641	1,625,883	4,557,160
Distributions declared to shareholders:
From net investment income	-	-	(193,534)	(147,310)
From net realized gains	(596,195)	-	(2,793,995)	(163,069)
Total distributions declared to shareholders	(596,195)	-	(2,987,529)	(310,379)
Share transactions:
Subscriptions	2,478,025	6,916,364	989,569	1,333,206
Distributions reinvested	256,151	-	1,221,997	93,631
Redemptions	(5,599,689)	(6,317,811)	(4,365,601)	(6,390,522)
Net increase (decrease) in share transactions	(2,865,513)	598,553	(2,154,035)	(4,963,685)
Net increase (decrease) in net assets	(1,245,018)	5,597,194	(3,515,681)	(716,904)
NET ASSETS:
Beginning of period	24,880,708	19,283,514	21,277,295	21,994,199
End of period	$23,635,690	$24,880,708	$17,761,614	$21,277,295
Undistributed net investment income, at end of period	$16,910	$-	$82,198	$86,708
Accumulated net investment loss, at end of period	$-	$(1,732)	$-	$-
Change in shares:
Subscriptions	161,008	523,196	69,276	99,662
Issued for distributions reinvested	17,122	-	91,536	6,769
Redemptions	(358,183)	(511,129)	(295,964)	(452,689)
Net increase (decrease)	(180,053)	12,067	(135,152)	(346,258)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Growth Fund		CMG Small Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(241,357)	$(677,591)	$214,137	$314,346
Net realized gain on investments and foreign currency transactions	9,398,939	46,457,512	4,366,840	3,348,725
Net change in unrealized appreciation (depreciation) on investments	(11,061,310)	(25,488,632)	(1,837,919)	5,239,285
Net increase (decrease) from operations	(1,903,728)	20,291,289	2,743,058	8,902,356
Distributions declared to shareholders:
From net investment income	-	-	(279,581)	(284,580)
From net realized gains	(8,639,807)	-	(3,938,120)	(2,878,862)
Total distributions declared to shareholders	(8,639,807)	-	(4,217,701)	(3,163,442)
Share transactions:
Subscriptions	5,297,768	4,562,259	2,488,587	4,687,869
Proceeds received in connection with merger	40,504,741	-	-	-
Distributions reinvested	5,234,864	-	2,926,706	1,901,545
Redemptions	(30,627,476)	(286,564,984)	(7,490,753)	(15,695,410)
Net increase (decrease) in share transactions	20,409,897	(282,002,725)	(2,075,460)	(9,105,996)
Net increase (decrease) in net assets	9,866,362	(261,711,436)	(3,550,103)	(3,367,082)
NET ASSETS:
Beginning of period	30,316,830	292,028,266	36,989,277	40,356,359
End of period	$40,183,192	$30,316,830	$33,439,174	$36,989,277
Undistributed net investment income, at end of period	$-	$-	$104,160	$169,604
Accumulated net investment loss, at end of period	$(15,114)	$(5,022)	$-	$-
Change in shares:
Subscriptions	2,641,989	801,259	160,463	322,487
Issued in connection with merger	18,087,654	-	-	-
Issued for distributions reinvested	2,670,849	-	203,243	124,773
Redemptions	(8,212,815)	(53,836,059)	(481,975)	(1,045,818)
Net increase (decrease)	15,187,677	(53,034,800)	(118,269)	(598,558)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	Year Ended July 31,		Year Ended July 31,
	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(94,429)	$(162,021)	$2,145,229	$2,249,362
Net realized gain on investments and foreign currency transactions	7,685,179	12,002,485	23,690,227	12,958,426
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains tax	(4,880,243)	(736,986)	1,019,388	9,070,617
Net increase from operations	2,710,507	11,103,478	26,854,844	24,278,405
Distributions declared to shareholders:
From net investment income	-	-	(2,041,358)	(1,284,092)
From net realized gains	(1,443,974)	-	(14,728,492)	(3,640,598)
Total distributions declared to shareholders	(1,443,974)	-	(16,769,850)	(4,924,690)
Share transactions:
Subscriptions	-	4,646,441	7,527,480	15,229,078
Distributions reinvested	1,443,974	-	10,430,452	2,823,586
Redemptions	(32,692,430)	(27,656,623)	(58,449,515)	(53,513,076)
Net decrease in share transactions	(31,248,456)	(23,010,182)	(40,491,583)	(35,460,412)
Net decrease in net assets	(29,981,923)	(11,906,704)	(30,406,589)	(16,106,697)
NET ASSETS:
Beginning of period	38,754,879	50,661,583	136,144,228	152,250,925
End of period	$8,772,956	$38,754,879	$105,737,639	$136,144,228
Undistributed net investment income, at end of period	$-	$-	$1,450,664	$1,525,484
Accumulated net investment loss, at end of period	$(4,738)	$(2,107)	$-	$-
Change in shares:
Subscriptions	-	439,948	534,955	1,177,932
Issued for distributions reinvested	132,353	-	788,394	209,932
Redemptions	(2,724,333)	(2,842,595)	(3,989,516)	(3,998,529)
Net decrease	(2,591,980)	(2,402,647)	(2,666,167)	(2,610,665)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Note 1.  Organization:

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

CMG Enhanced S&P 500® Index Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

Shares in the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia") or one of its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. Each Fund may waive the investment minimum in its sole discretion. Please see the Funds' prospectuses for further details.

Effective March 27, 2006, each Fund was redomiciled into a new series of Columbia Funds Institutional Trust. Immediately following the redomiciling, CMG Small Cap Growth Fund was reorganized into CMG Small Cap Fund. CMG Small Cap Fund then changed its name to CMG Small Cap Growth Fund. Prior to March 27, 2006, each Fund was a series of CMG Fund Trust.

Investment goals. CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long run, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500®"). CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing primarily in middle capitalization equities. CMG Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in smaller capitalization companies. CMG Small Cap Value Fund seeks long-term growth by investing primarily in small capitalization equities. CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. Each Fund may issue an unlimited number of shares of beneficial interest, which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Security valuation. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Futures contracts. Certain Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received from REITs in excess of income are recorded as a reduction of the cost of the related investments and/or realized gain, as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal tax information:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

For the year ended July 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 foreign currency transactions, net operating losses, distribution reclassifications and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain	Paid-In Capital
CMG Enhanced S&P 500® Index Fund	$(4,358)	$4,358	$-
CMG Large Cap Growth Fund	(3,298)	3,298	-
CMG Large Cap Value Fund	(11,643)	11,643	-
CMG Mid Cap Growth Fund	(2,288)	2,288	-
CMG Mid Cap Value Fund	(5,075)	5,075	-
CMG Small Cap Growth Fund	231,265	(312,229)	80,964
CMG Small Cap Value Fund	-	-	-
CMG Small/Mid Cap Fund	91,798	(91,798)	-
CMG International Stock Fund	(178,691)	178,691	-

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

	July 31, 2006
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$3,814,830	$2,128,118
CMG Large Cap Growth Fund	563,021	1,789,275
CMG Large Cap Value Fund	1,661,382	3,342,596
CMG Mid Cap Growth Fund	209,153	387,042
CMG Mid Cap Value Fund	1,001,723	1,985,806
CMG Small Cap Growth Fund	281,083	8,358,724
CMG Small Cap Value Fund	1,247,123	2,970,578
CMG Small/Mid Cap Fund	241,708	1,202,266
CMG International Stock Fund	2,772,501	13,997,349
	July 31, 2005
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$2,576,992	$32,620
CMG Large Cap Growth Fund	349,571	-
CMG Large Cap Value Fund	1,050,685	160
CMG Mid Cap Growth Fund	-	-
CMG Mid Cap Value Fund	303,737	6,642
CMG Small Cap Growth Fund	1,856,510	431,538
CMG Small Cap Value Fund	2,640,925	522,517
CMG Small/Mid Cap Fund	-	-
CMG International Stock Fund	1,263,220	3,661,470

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
CMG Enhanced S&P 500® Index Fund	$2,467,466	$4,990,470	$8,542,974
CMG Large Cap Growth Fund	133,126	1,446,509	1,865,953
CMG Large Cap Value Fund	696,575	1,908,599	4,424,070
CMG Mid Cap Growth Fund	679,517	1,543,997	3,528,656
CMG Mid Cap Value Fund	549,246	1,548,605	2,544,119
CMG Small Cap Growth Fund	4,099,467	3,589,461	3,276,589
CMG Small Cap Value Fund	470,244	2,977,109	9,103,631
CMG Small/Mid Cap Fund	2,786,513	3,733,409	1,274,681
CMG International Stock Fund	7,546,105	13,169,851	17,908,194

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and changes in the value of assets and liabilities resulting from changes in exchange rates.

Unrealized appreciation and depreciation at July 31, 2006, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
CMG Enhanced S&P 500® Index Fund	$12,460,666	$(3,917,692)	$8,542,974
CMG Large Cap Growth Fund	2,446,834	(580,881)	1,865,953
CMG Large Cap Value Fund	5,021,442	(597,372)	4,424,070
CMG Mid Cap Growth Fund	4,262,587	(733,931)	3,528,656
CMG Mid Cap Value Fund	2,844,462	(300,343)	2,544,119
CMG Small Cap Growth Fund	5,758,004	(2,481,415)	3,276,589
CMG Small Cap Value Fund	9,761,248	(657,617)	9,103,631
CMG Small/Mid Cap Fund	1,616,520	(341,839)	1,274,681
CMG International Stock Fund	19,577,064	(1,673,183)	17,903,881

The following capital loss carryforwards, determined as of July 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	Total
CMG International Stock Fund	$1,072,288	$420,427	$1,492,715

Capital loss carryforwards of $1,646,856 were utilized during the year ended July 31, 2006 for CMG International Stock Fund.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Note 4.  Fees and compensation paid to affiliates:

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Funds under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC.

With the exception of CMG Small Cap Growth Fund, each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia receives a monthly investment advisory fee from CMG Small Cap Growth Fund at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing & bookkeeping fees. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for each Fund, with the exception of CMG Small Cap Growth Fund, are included in the unified fee. The CMG Small Cap Growth Fund is not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for each Fund, with the exception of CMG Small Cap Growth Fund, are included in the unified fee.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Transfer Agent is entitled to receive a fee from CMG Small Cap Growth Fund, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Prior to November 1, 2005, the Transfer Agent received a fee from the former CMG Small Cap Fund at the annual rate of $28.00 per open account. For the period from September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived fees of $23 for the former CMG Small Cap Fund. For the year ended July 31, 2006, the effective transfer agent fee rate for CMG Small Cap Growth Fund, net of fee waivers, was less than 0.01% of the Fund's average daily net assets.

Expense limits and fee waivers. Columbia has contractually agreed to reimburse each Fund, with the exception of CMG Small Cap Growth Fund, through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Effective March 27, 2006, Columbia and its affiliates have contractually agreed to waive fees and reimburse the CMG Small Cap Growth Fund until November 30, 2009, for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

Custody credits. CMG Small Cap Growth Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees. All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer for each Fund, with the exception of CMG Small Cap Growth Fund, are included in the unified fee. CMG Small Cap Growth Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. CMG Small Cap Growth Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services for each Fund, with the exception of CMG Small Cap Growth Fund, are included in the unified fee. For the year ended July 31, 2006, CMG Small Cap Growth Fund paid $2,201 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Note 5.  Portfolio information:

For the year ended July 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$62,674,607	$59,390,599
CMG Large Cap Growth Fund	67,038,429	70,683,353
CMG Large Cap Value Fund	35,568,806	40,268,501
CMG Mid Cap Growth Fund	15,851,238	21,100,176
CMG Mid Cap Value Fund	11,087,190	15,780,017
CMG Small Cap Growth Fund	32,290,224	61,688,630
CMG Small Cap Value Fund	13,508,259	19,444,920
CMG Small/Mid Cap Fund	23,023,064	55,753,037
CMG International Stock Fund	99,686,776	153,320,954

Note 6.  Line of credit:

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in the unified fee, with the exception of CMG Small Cap Growth Fund.

For the year ended July 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for Funds that participated in this arrangement are as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Enhanced S&P 500® Index Fund	$1,800,000	4.53%
CMG Large Cap Growth Fund	1,000,000	4.77%
CMG Small Cap Value Fund	1,000,000	5.61%
CMG International Stock Fund	3,352,941	4.95%

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Note 7.  Shares of beneficial interest:

As of July 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	100.0%
CMG Large Cap Growth Fund	100.0%
CMG Large Cap Value Fund	100.0%
CMG Mid Cap Growth Fund	100.0%
CMG Mid Cap Value Fund	100.0%
CMG Small Cap Growth Fund	97.9%
CMG Small Cap Value Fund	97.4%
CMG International Stock Fund	100.0%

In addition, as of July 31, 2006, CMG Small/Mid Cap Fund had one shareholder that held 100.0% of the shares outstanding. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

Note 8.  Other:

During the year ended July 31, 2006, CMG Large Cap Value Fund, CMG Small Cap Value Fund and CMG Small/Mid Cap Fund each had a realized loss due to a trading error. These losses of $694, $474 and $1,551, respectively, were reimbursed by Columbia.

Note 9.  Disclosure of significant risks and contingencies:

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry focus. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damage and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended July 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

CMG Enhanced S&P 500® Index Fund	$1,053
CMG Large Cap Growth Fund	460
CMG Large Cap Value Fund	443
CMG Mid Cap Growth Fund	296
CMG Mid Cap Value Fund	229
CMG Small Cap Growth Fund	287
CMG Small Cap Value Fund	427
CMG Small/Mid Cap Fund	319
CMG International Stock Fund	1,430

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2006

Note 10.  Business combinations and mergers:

Effective March 27, 2006, CMG Small Cap Growth Fund, a series of Columbia Funds Institutional Trust, merged into CMG Small Cap Fund. CMG Small Cap Fund was then renamed CMG Small Cap Growth Fund. CMG Small Cap Fund received a tax-free transfer of assets from CMG Small Cap Growth Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
18,087,654	$40,504,741	$8,060,601
Net Assets of CMG Small Cap Fund Prior to Combination	Net Assets of CMG Small Cap Growth Fund Immediately Prior to Combination	Net Assets of CMG Small Cap Fund Immediately After Combination
$6,118,119	$40,504,741	$46,622,860

1Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and Shareholders of CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund (formerly CMG Small Cap Fund), CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund (the "Funds") (each a series of Columbia Funds Institutional Trust) at July 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 25, 2006

Unaudited Information

Federal Income Tax Information

CMG Enhanced S&P 500® Index Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $6,122,577.

48.70% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 53.32%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

CMG Large Cap Growth Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $1,869,034.

82.51% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 85.31%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

CMG Large Cap Value Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $3,137,362.

61.03% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 65.62%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

CMG Mid Cap Growth Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $1,685,273.

15.46% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 16.65%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

CMG Mid Cap Value Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $2,171,126.

Unaudited Information (continued)

33.59% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 34.78%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

CMG Small Cap Growth Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $4,232,489.

CMG Small Cap Value Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $4,030,858.

40.78% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 40.17%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

CMG Small/Mid Cap Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $4,464,206.

CMG International Stock Fund

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $16,207,777.

Foreign taxes paid during the fiscal year ended July 31, 2006, amounting to $265,964 ($0.04 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $2,995,644 ($0.41 per share) for the fiscal year ended July 31, 2006.

For non-corporate shareholders 83.64%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Disinterested Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent Business Executive since May, 2006; Executive Vice President–Strategy of United Airlines (airline) from December, 2002 to May, 2006; (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President—Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel—Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 83, UAL Corporation (airline)

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer until 1987)). Oversees 85[2], None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties from August, 1999 to October, 2005, Boston College. Oversees 85[2], None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

Fund Governance (Continued)

Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Disinterested Trustees

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 83, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[3] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 83, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustees

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 83, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

  1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  2  Messrs. Lowry and Neuhauser also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  3  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

  4  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund Governance (Continued)

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

COLUMBIA FUNDS INSTITUTIONAL TRUST

121 S.W. MORRISON STREET, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MA 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/112820-0706 (09/06) 06/29342

A description of the funds' proxy voting policies and procedures is available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2006

Advised by Columbia Management Advisors, LLC.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management Group, LLC ("Columbia Management") is the primary investment manager of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the Management Discussion of Fund Performance reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Strategic Equity Fund returned 7.58% for the 12-month period ended July 31, 2006. The fund surpassed the 5.38% return of the S&P 500 Index1 and the 4.96% average return of the Morningstar Large Blend Category.2 Solid stock selection helped propel the fund's return ahead of its benchmark and peer group.

The financial sector was an area of relative strength for the fund. Japanese holdings, including Mizuho Financial Group, Inc. and Mitsubishi UFJ Financial Group, Inc., were top performers.3 On the domestic front, the fund benefited from positions in JPMorgan Chase & Co., Morgan Stanley and Lazard Ltd. Although the financial sector enhanced fund performance, Sumitomo Trust & Banking Co. Ltd. (sold from the portfolio) and Asset Acceptance Capital Corp. were two disappointments.

The energy and health care sectors were also areas of relative strength for the fund. In the energy sector, Schlumberger Ltd. was the strongest position in the group, followed by Transocean, Inc., Exxon Mobil Corp. and TGS-NOPEC Geophysical Co. ASA (sold from the portfolio). However, certain names detracted from results, including Massey Energy Co. and Alpha Natural Resources, Inc., both of which were sold from the portfolio. Among health care stocks, Applera Corp.—Applied Biosystems Group was the strongest contributor in the sector. Other positive contributors during the period included Novartis AG, Elan Corp. PLC and Richter Gedeon Ltd. (the latter two were sold from the portfolio). Names that detracted from results included Zimmer Holdings, Inc. and Patterson Companies (sold from the portfolio).

The industrials, telecommunication services and materials sectors all made modest contributions to performance. Among industrial stocks, Hitachi Construction Machinery Co. Ltd. (sold from the portfolio), Caterpillar, Inc. and Thomas & Betts Corp. made solid contributions. Although the information technology sector struggled in the period, the sector was an area of relative strength; good stock selection helped the portfolio's holdings outperform the benchmark and mitigate losses here.

The fund experienced relative weakness in the consumer discretionary, consumer staples and utilities sectors. Consumer discretionary stocks generally fared poorly during the period, and the fund's holdings did not keep pace with their counterparts in the index. Media General, Inc. and Chico's FAS, Inc. detracted from performance and were sold from the portfolio. The fund's consumer staples stocks advanced in the period, but trailed the index. Nestle SA and Anheuser-Busch Companies, Inc. made solid contributions, but gains were offset by disappointments such as Wal-Mart Stores, Inc. and Wm. Wrigley Jr. Co. Finally, the utilities sector was an area of relative weakness, as the fund's stocks were flat compared to solid gains reported for the index.

1

We continue to believe that recent interest rate increases could result in some slowing in the economy. As the economic cycle matures, we have focused our attention on companies with less sensitivity to economic cycles and the ability to maintain stable growth. In addition, we will continue to evaluate investment opportunities overseas, considering areas with potentially compelling growth trends.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2006 were:

(%)
Exxon Mobil Corp.	2.7
General Electric Co.	2.3
Citigroup, Inc.	1.9
Johnson & Johnson	1.6
Schlumberger Ltd.	1.5
Wal-Mart Stores, Inc.	1.5
Coca-Cola Co.	1.5
JPMorgan Chase & Co.	1.4
Samsung Electronics Co. Ltd., GDR	1.4
Novartis AG, ADR	1.4

We appreciate your continued confidence in CMG Strategic Equity Fund.

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Dara White has co-managed the fund since February 2006 and has been with the advisor since January 2006.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor since July 2006.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

2

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained here is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

3 Holdings are disclosed as a percentage of net assets on July 31, 2006, and are subject to change: Mizuho Financial Group, Inc. (1.2%), Mitsubishi UFJ Financial Group, Inc. (1.0%), JPMorgan Chase & Co. (1.4%), Morgan Stanley (0.9%), Lazard Ltd. (0.6%), Asset Acceptance Capital Corp. (0.3%), Schlumberger Ltd. (1.5%), Transocean, Inc. (1.1%), Exxon Mobil Corp. (2.7%), Applera Corp.—Applied Biosystems Group (0.7%), Novartis AG (1.4%), Zimmer Holdings, Inc. (0.6%), Caterpillar, Inc. (0.5%), Thomas & Betts Corp. (0.3%), Telekomunikasi Indonesia (0.4%), Nestle SA (0.7%), Anheuser-Busch Companies, Inc. (0.7%), Wal-Mart Stores, Inc. (1.5%), Wm. Wrigley Jr. Co. (0.9%).

3

Average annual total return as of July 31, 2006 (%)

	Inception	1-year	Life
CMG Strategic Equity Fund	10/09/01	7.58	12.73
S&P 500 Index		5.38	5.83

Average annual total return as of June 30, 2006 (%)

	Inception	1-year	Life
CMG Strategic Equity Fund	10/09/01	11.48	12.87
S&P 500 Index		8.63	5.80

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $5,000,000 investment, October 9, 2001 to July 31, 2006

The chart above shows the growth in value of a hypothetical minimum initial $5,000,000 investment in the fund compared to the index during the period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from October 9, 2001.

4

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2006 — July 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	994.00	1,022.81	1.98	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended July 31,		Year Ended October 31,	Period Ended October 31,
	2006		2005		2004	2003 (a)		2002	2001 (b)
Net asset value, beginning of period	$15.22		$13.80		$12.06	$10.14		$10.10	$10.00
Income from investment operations:
Net investment income	0.14	(c)	0.19	(c)(d)	0.12 (c)	0.10	(c)	0.11 (c)	-	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	0.82		2.09		1.87	1.88		(0.05)	0.10
Total from investment operations	0.96		2.28		1.99	1.98		0.06	0.10
Less distributions declared to shareholders:
From net investment income	(0.57)		(0.14)		(0.09)	(0.06)		(0.02)	-
From net realized gains	(12.48	)(f)	(0.72)		(0.16)	-		-	-
Total distributions declared to shareholders	(13.05)		(0.86)		(0.25)	(0.06)		(0.02)	-
Net asset value, end of period	$3.13		$15.22		$13.80	$12.06		$10.14	$10.10
Total return (g)(h)	7.58	%(i)	16.77%		16.58%	19.66	%(j)	0.53%	1.00	%(j)
Ratios/Supplemental data:
Net assets, end of period (000's)	$120,541		$755,860		$618,714	$370,620		$188,179	$36,942
Ratio of net expenses to average net assets (k)	0.40%		0.40%		0.40%	0.40	%(l)	0.40%	0.40	%(l)
Ratio of net investment income to average net assets (k)	1.09%		1.31%		0.88%	1.22	%(l)	1.01%	0.04	%(l)
Waiver/reimbursement	0.07%		0.03%		0.05%	0.05	%(l)	0.07%	0.80	%(l)
Portfolio turnover rate	47%		64%		81%	78	%(j)	172%	14	%(j)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amount to $0.02 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

6

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2006

	Shares	Value
Common Stocks (92.0%)
Consumer Discretionary (8.2%)
Automobiles (0.6%)
Harley-Davidson, Inc.	14,020	$799,140
Diversified Consumer Services (0.4%)
Apollo Group, Inc., Class A (a)	10,470	495,440
Hotels, Restaurants & Leisure (1.1%)
Trump Entertainment Resorts, Inc. (a)	21,190	386,294
Yum! Brands, Inc.	19,960	898,200
		1,284,494
Household Durables (0.4%)
Desarrolladora Homex SA de CV, ADR (a)	11,830	437,710
Media (1.9%)
Comcast Corp., Class A (a)	33,500	1,148,380
Liberty Global, Inc., Class A (a)	12,110	264,603
News Corp., Class A	28,978	557,537
Time Warner, Inc.	22,820	376,530
		2,347,050
Multi-Line Retail (1.0%)
Federated Department Stores, Inc.	11,656	409,242
Kohl's Corp. (a)	13,660	773,566
		1,182,808
Specialty Retail (1.7%)
Bebe Stores, Inc.	20,080	310,838
Bed Bath & Beyond, Inc. (a)	13,280	444,614
Gap, Inc.	28,810	499,854
Home Depot, Inc.	7,350	255,119
TJX Companies, Inc.	22,080	538,090
		2,048,515
Textiles, Apparel & Luxury Goods (1.1%)
Carter's, Inc. (a)	9,310	203,051
NIKE, Inc., Class B	13,960	1,102,840
		1,305,891
Consumer Staples (11.6%)
Beverages (2.7%)
Anheuser-Busch Companies, Inc.	17,660	850,329
Coca-Cola Co.	39,490	1,757,305
Coca-Cola Enterprises, Inc.	26,770	574,484
		3,182,118
Food & Staples Retailing (3.0%)
Safeway, Inc.	10,260	288,101
Wal-Mart Stores, Inc.	39,830	1,772,435
Walgreen Co.	33,390	1,561,984
		3,622,520

See Accompanying Notes to Financial Statements.

7

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food Products (3.7%)
ConAgra Foods, Inc.	26,550	$570,825
General Mills, Inc.	9,670	501,873
Hershey Co.	8,170	449,105
Nestle SA, Registered Shares	2,690	881,510
Unilever NV, N.Y. Registered Shares	41,090	973,011
Wm. Wrigley Jr. Co.	22,625	1,037,583
		4,413,907
Household Products (1.7%)
Colgate-Palmolive Co.	10,510	623,453
Procter & Gamble Co.	26,100	1,466,820
		2,090,273
Personal Products (0.5%)
Avon Products, Inc.	10,190	295,408
Shiseido Co. Ltd.	15,800	315,601
		611,009
Energy (11.3%)
Energy Equipment & Services (5.5%)
Cameron International Corp. (a)	16,180	815,634
Dresser-Rand Group, Inc. (a)	20,950	477,031
Nabors Industries Ltd. (a)	13,390	472,935
National-Oilwell Varco, Inc. (a)	10,220	685,149
Noble Corp.	4,660	334,355
Schlumberger Ltd.	26,600	1,778,210
Smith International, Inc.	5,000	222,850
Transocean, Inc. (a)	16,600	1,282,018
Veritas DGC, Inc. (a)	10,350	592,744
		6,660,926
Oil, Gas & Consumable Fuels (5.8%)
Chevron Corp.	12,870	846,589
ConocoPhillips	12,870	883,397
Exxon Mobil Corp.	47,390	3,210,198
Newfield Exploration Co. (a)	25,500	1,182,690
Peabody Energy Corp.	5,030	250,997
Valero Energy Corp.	9,260	624,402
		6,998,273
Financials (19.4%)
Capital Markets (4.1%)
Ameriprise Financial, Inc.	11,180	498,628
Bank of New York Co., Inc.	15,560	522,972
Charles Schwab Corp.	32,380	514,194
Lazard Ltd., Class A	19,740	770,847
Merrill Lynch & Co., Inc.	11,340	825,779
Morgan Stanley	16,330	1,085,945
Nomura Holdings, Inc., ADR	37,070	660,587
		4,878,952

See Accompanying Notes to Financial Statements.

8

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (5.4%)
HSBC Holdings PLC, ADR	13,560	$1,233,418
ICICI Bank Ltd., ADR	16,810	439,077
Mitsubishi UFJ Financial Group, Inc., ADR	85,470	1,192,306
Mizuho Financial Group, Inc.	170	1,427,973
Raiffeisen International Bank Holding AG	7,050	605,541
SunTrust Banks, Inc.	6,770	533,950
U.S. Bancorp	15,940	510,080
Wachovia Corp.	10,390	557,216
		6,499,561
Consumer Finance (1.3%)
American Express Co.	16,150	840,769
SLM Corp.	14,680	738,404
		1,579,173
Diversified Financial Services (3.6%)
Asset Acceptance Capital Corp. (a)	22,230	404,141
Citigroup, Inc.	46,383	2,240,763
JPMorgan Chase & Co.	37,356	1,704,181
		4,349,085
Insurance (5.0%)
AFLAC, Inc.	14,680	647,975
American International Group, Inc.	25,624	1,554,608
Axis Capital Holdings Ltd.	14,160	418,570
Berkshire Hathaway, Inc., Class B (a)	540	1,645,380
Hannover Rueckversicherung AG, Registered Shares (a)	11,830	417,535
Platinum Underwriters Holdings Ltd.	7,540	213,307
St. Paul Travelers Companies, Inc.	16,050	735,090
Willis Group Holdings Ltd.	12,450	404,998
		6,037,463
Health Care (13.2%)
Biotechnology (1.5%)
Amgen, Inc. (a)	7,330	511,194
Biogen Idec, Inc. (a)	12,300	518,076
Genzyme Corp. (a)	5,520	376,906
Gilead Sciences, Inc. (a)	6,070	373,184
		1,779,360
Health Care Equipment & Supplies (3.8%)
Baxter International, Inc.	18,890	793,380
DENTSPLY International, Inc.	25,440	796,272
Hospira, Inc. (a)	25,590	1,118,027
Medtronic, Inc.	22,050	1,113,966
Zimmer Holdings, Inc. (a)	11,680	738,643
		4,560,288

See Accompanying Notes to Financial Statements.

9

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (1.4%)
Community Health Systems, Inc. (a)	11,210	$406,475
Health Management Associates, Inc., Class A	22,490	457,222
McKesson Corp.	8,340	420,252
Omnicare, Inc.	8,450	382,447
		1,666,396
Health Care Technology (0.2%)
IMS Health, Inc.	8,250	226,380
Life Sciences Tools & Services (1.1%)
Applera Corp. - Applied Biosystems Group	26,840	862,906
Qiagen N.V. (a)	15,490	235,293
Thermo Electron Corp. (a)	7,510	277,945
		1,376,144
Pharmaceuticals (5.2%)
Abbott Laboratories	12,970	619,577
Eli Lilly & Co.	7,940	450,754
Johnson & Johnson	30,710	1,920,911
Novartis AG, ADR	29,450	1,655,679
Novo-Nordisk A/S, Class B	7,690	473,932
Pfizer, Inc.	15,460	401,805
Sanofi-Aventis, ADR	6,970	330,308
Wyeth	10,390	503,603
		6,356,569
Industrials (8.4%)
Aerospace & Defense (0.7%)
Goodrich Corp.	13,850	559,125
Hexcel Corp. (a)	15,490	222,591
		781,716
Air Freight & Logistics (1.2%)
United Parcel Service, Inc., Class B	20,570	1,417,479
Airlines (0.2%)
Gol Linhas Aereas Inteligentes SA, ADR	7,380	236,308
Building Products (0.3%)
Assa Abloy AB, Class B	24,400	401,190
Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	10,670	625,582
Electrical Equipment (0.3%)
Thomas & Betts Corp. (a)	8,290	392,366

See Accompanying Notes to Financial Statements.

10

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (3.4%)
3M Co.	11,140	$784,256
General Electric Co.	85,030	2,779,631
Siemens AG, ADR	6,000	484,380
		4,048,267
Machinery (1.0%)
Caterpillar, Inc.	8,680	615,151
Deere & Co.	2,540	184,328
Pall Corp.	8,910	232,373
Timken Co.	7,090	228,298
		1,260,150
Marine (0.4%)
A.P. Moller - Maersk A/S	60	452,977
Trading Companies & Distributors (0.4%)
GATX Corp.	11,390	446,374
Information Technology (12.4%)
Communications Equipment (2.8%)
Cisco Systems, Inc. (a)	49,460	882,861
Corning, Inc. (a)	34,910	665,734
CSR PLC (a)	29,480	625,029
Ericsson (LM) Telefonaktiebolaget-SP, ADR	10,190	320,781
Motorola, Inc.	12,560	285,866
QUALCOMM, Inc.	16,670	587,784
		3,368,055
Computers & Peripherals (1.2%)
Hewlett-Packard Co.	22,540	719,251
International Business Machines Corp.	6,980	540,322
SanDisk Corp. (a)	2,960	138,114
		1,397,687
Internet Software & Services (0.8%)
eBay, Inc. (a)	13,110	315,558
Yahoo!, Inc. (a)	22,860	620,420
		935,978
IT Services (0.8%)
DST Systems, Inc. (a)	8,370	471,315
First Data Corp.	12,140	495,919
		967,234
Office Electronics (0.4%)
Zebra Technologies Corp., Class A (a)	14,335	449,402
Semiconductors & Semiconductor Equipment (3.8%)
Advanced Micro Devices, Inc. (a)	7,540	146,201
Analog Devices, Inc.	15,070	487,213
Applied Materials, Inc.	21,340	335,892
ASML Holding N.V., N.Y. Registered Shares (a)	13,840	275,416

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	11,910	$214,380
Intersil Corp., Class A	15,490	364,170
Marvell Technology Group Ltd. (a)	20,860	386,953
Samsung Electronics Co. Ltd., GDR (b)	5,270	1,677,177
Silicon Laboratories, Inc. (a)	7,310	269,885
Texas Instruments, Inc.	15,420	459,207
		4,616,494
Software (2.6%)
Activision, Inc. (a)	31,320	374,274
Electronic Arts, Inc. (a)	5,910	278,420
Microsoft Corp.	59,420	1,427,863
Oracle Corp. (a)	55,110	824,997
Quest Software, Inc. (a)	21,190	289,667
		3,195,221
Materials (2.9%)
Chemicals (0.9%)
Dow Chemical Co.	14,710	508,672
International Flavors & Fragrances, Inc.	17,480	646,760
		1,155,432
Metals & Mining (2.0%)
Companhia Vale do Rio Doce, ADR	22,190	514,808
Freeport-McMoRan Copper & Gold, Inc., Class B	8,500	463,760
Mittal Steel Co. N.V., N.Y. Registered Shares, Class A	12,590	430,704
Newmont Mining Corp.	19,060	976,443
		2,385,715
Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	30,670	919,793
BellSouth Corp.	14,860	582,066
Chunghwa Telecom Co. Ltd., ADR	19,475	361,651
Nippon Telegraph & Telephone Corp., ADR	19,070	495,820
Philippine Long Distance Telephone Co., ADR	4,510	176,747
Telekomunikasi Indonesia, ADR	14,070	468,953
Verizon Communications, Inc.	11,240	380,137
		3,385,167
Wireless Telecommunication Services (0.1%)
Turkcell Iletisim Hizmet AS, ADR	14,580	166,062
Utilities (1.7%)
Electric Utilities (1.2%)
Edison International	22,150	916,567
Exelon Corp.	8,570	496,203
		1,412,770

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Multi-Utilities (0.5%)
Dominion Resources, Inc.	5,350	$419,868
Duke Energy Corp.	8,500	257,720
		677,588
Total Common Stocks (Cost of $88,158,718)		110,964,659
	Par
Short-Term Obligation (6.8%)
Repurchase agreement with State Street Bank & Trust Co., dated 07/31/06, due 08/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/11, market value of $8,350,425 (repurchase proceeds $8,184,173)	$8,183,000	8,183,000
Total Short-Term Obligation (Cost of $8,183,000)		8,183,000
Total Investments (98.8%) (Cost of $96,341,718) (c)		119,147,659
Other Assets & Liabilities, Net (1.2%)		1,392,961
Net Assets (100.0%)		$120,540,620
Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of this security, which is not illiquid, represents 1.4% of net assets.

(c)  Cost for federal income tax purposes is $97,149,295.

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	19.4%
Health Care	13.2
Information Technology	12.4
Consumer Staples	11.6
Energy	11.3
Industrials	8.4
Consumer Discretionary	8.2
Materials	2.9
Telecommunication Services	2.9
Utilities	1.7
Short-Term Obligation	6.8
Other Assets & Liabilities, Net	1.2
100.0%

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF ASSETS AND LIABILITIES

July 31, 2006

ASSETS:
Investments, at identified cost	$96,341,718
Investments, at value	$119,147,659
Cash	753
Receivable for:
Investments sold	775,554
Fund shares sold	2,408,790
Interest	1,173
Dividends	76,354
Foreign tax reclaims	7,838
Deferred Trustees' compensation plan	12,255
Total Assets	122,430,376
LIABILITIES:
Payable for:
Investments purchased	1,632,148
Fund shares repurchased	115,754
Investment advisory fee	70,114
Transfer agent fee	18
Trustees' fees	2,001
Audit fee	34,950
Custody fee	2,947
Chief compliance officer expenses	356
Deferred Trustees' fees	12,255
Other liabilities	19,213
Total Liabilities	1,889,756
NET ASSETS	$120,540,620
NET ASSETS consist of:
Paid-in capital	$93,595,057
Overdistributed net investment income	(13,277)
Accumulated net realized gain	4,152,493
Net unrealized appreciation on:
Investments	22,805,941
Foreign currency translations	406
NET ASSETS	$120,540,620
Shares of capital stock outstanding	38,481,590
Net asset value, offering and redemption price per share	$3.13

See Accompanying Notes to Financial Statements.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF OPERATIONS

For the Year Ended July 31, 2006
NET INVESTMENT INCOME:
Income:
Dividends	$3,666,067
Interest	1,181,168
Foreign withholding tax	(56,052)
Total Investment Income	4,791,183
Expenses:
Investment advisory fee	1,280,801
Transfer agent fee	700
Trustees' fees	29,618
Custody fee	45,475
Chief compliance officer expenses (See Note 4)	7,442
Non-recurring costs (See Note 9)	4,979
Other expenses	161,721
Total Expenses	1,530,736
Expenses reimbursed by Investment Advisor	(236,062)
Fees and expenses waived by Transfer Agent	(146)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(4,979)
Custody earnings credit	(757)
Net Expenses	1,288,792
Net Investment Income	3,502,391
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	139,242,158
Foreign currency transactions	(207,375)
Net realized loss on disposal of investments purchased/sold in error (See Note 8)	-
Net realized gain	139,034,783
Net change in unrealized appreciation (depreciation) on:
Investments	(122,207,215)
Foreign currency translations	2,082
Net change in unrealized appreciation (depreciation)	(122,205,133)
Net Gain	16,829,650
NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,332,041

See Accompanying Notes to Financial Statements.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2006	2005
Operations:
Net investment income	$3,502,391	$9,248,695
Net realized gain on investments and foreign currency transactions	139,034,783	34,789,566
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(122,205,133)	62,844,592
Net increase from operations	20,332,041	106,882,853
Distributions declared to shareholders:
From net investment income	(8,532,614)	(6,517,434)
From net realized gains	(165,009,285)	(33,081,757)
Total distributions declared to shareholders	(173,541,899)	(39,599,191)
Share Transactions:
Subscriptions	51,206,578	107,867,251
Distributions reinvested	158,121,863	38,913,285
Redemptions	(691,437,711)	(76,918,698)
Net increase (decrease) from share transactions	(482,109,270)	69,861,838
Net increase (decrease) in net assets	(635,319,128)	137,145,500
NET ASSETS:
Beginning of period	755,859,748	618,714,248
End of period	$120,540,620	$755,859,748
Undistributed (overdistributed) net investment income	$(13,277)	$5,520,856
Changes in Shares:
Subscriptions	5,650,804	7,444,993
Issued for distributions reinvested	36,117,727	2,670,781
Redemptions	(52,950,990)	(5,281,801)
Net increase (decrease)	(11,182,459)	4,833,973

See Accompanying Notes to Financial Statements.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of Columbia Funds Institutional Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective March 27, 2006, the Fund was redomiciled into a new series of Columbia Funds Institutional Trust. Prior to March 27, 2006, the Fund was a series of CMG Fund Trust.

Shares in the Fund are available for purchase by institutional buyers and certain individual and institutional advisory clients of Columbia Management Advisors, LLC ("Columbia") or one of its affiliates. The Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $5 million. The Fund may waive the investment minimum in its sole discretion. Please see the Fund's prospectus for further details.

Investment goal. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

18

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-dividend date. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

19

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

For the year ended July 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 foreign currency transactions, distribution reclassification and Real Estate Investment Trust (REIT) adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(503,910)	$503,910	$-

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

	July 31, 2006	July 31, 2005
Distributions paid from:
Ordinary Income*	$32,828,472	$20,070,000
Long-Term Capital Gains	140,713,427	19,529,191

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$-	$4,960,538	$21,998,364

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at July 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$23,645,777
Unrealized depreciation	(1,647,413)
Net unrealized appreciation	$21,998,364

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

20

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the annual Fund operating expenses, each shareholder may enter into a written administrative services agreement with the Advisor or its affiliate. Pursuant to this Agreement, the Advisor or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's assets in the Fund, and 0.00% on the shareholder's assets in the Fund in excess of $25 million.

Pricing & bookkeeping fees. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 per open account from November 1, 2005 through March 31, 2006 and $28.00 per open account prior to November 1, 2005. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees of $146 for the Fund.

For the year ended July 31, 2006, the Fund's effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund's average daily net assets.

Expense limits and fee reimbursements. Columbia has contractually agreed to reimburse the Fund through November 30, 2006 for certain expenses so that the expenses incurred by the Fund, exclusive of interest, taxes and extraordinary expenses, will not exceed 0.40% of the Fund's average daily net assets.

Custody credits. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

21

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Fees paid to officers and trustees. All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2006, the Fund paid $2,567 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio information

For the year ended July 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $136,978,608 and $667,149,372, respectively.

Note 6.  Line of credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended July 31, 2006, the Fund did not borrow under this arrangement.

Note 7.  Shares of beneficial interest

As of July 31, 2006, the Fund had a shareholder that held 56.3% of the shares outstanding whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

As of July 31, 2006, the Fund also had other shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. There were three accounts holding 35.6% of the shares outstanding.

Note 8.  Other

During the year ended July 31, 2006, CMG Strategic Equity had a realized loss due to a trading error. The loss of $20,833 was reimbursed by Columbia.

22

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

Note 9.  Disclosure of significant risks and contingencies

Industry focus. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

23

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2006

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended July 31, 2006, Columbia has assumed $4,979 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and Shareholders of CMG Strategic Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Strategic Equity Fund (the "Fund"), a portfolio of Columbia Funds Institutional Trust, at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 25, 2006

25

Unaudited Information

Federal Income Tax Information

23.60% of the ordinary income distributed by the Fund, for the year ended July 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 30.97%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2005 to July 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

For the fiscal year ended July 31, 2006, the Fund designates long-term capital gains of $118,014,258.

26

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Disinterested Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent Business Executive since May, 2006; Executive Vice President–Strategy of United Airlines (airline) from December, 2002 to May, 2006; (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President–Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel–Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 83, UAL Corporation (airline)

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer until 1987)). Oversees 85[2], None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties from August, 1999 to October, 2005, Boston College. Oversees 85[2], None

27

Fund Governance (Continued)

Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Disinterested Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 83, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[3] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 83, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 83, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

  (1)  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the Columbia Funds Institutional Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  (2)  Messrs. Lowry and Neuhauser also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  (3)  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

  (4)  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

28

Fund Governance (Continued)

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

29

COLUMBIA FUNDS INSTITUTIONAL TRUST

121 S.W. MORRISON STREET, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/112621-0706 (09/06) 06/28524

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above.  This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended July 31, 2005.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2006 and July 31, 2005 are approximately as follows:

2006	2005
$404,100	$390,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2006 and July 31, 2005 are approximately as follows:

2006	2005
$58,400	$55,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2006 and July 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2006 and July 31, 2005 are approximately as follows:

2006	2005
$71,800	$48,800

Tax Fees consist primarily of the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2006 also includes tax fees of approximately $13,000 for agreed-upon procedures related to fund mergers and the review of final tax returns and assistance with foreign tax filings.

During the fiscal years ended July 31, 2006 and July 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2006 and July 31, 2005 are approximately as follows:

2006	2005
$2,600	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Fiscal year 2006 includes Audit-Related Fees for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2006 and July 31, 2005 are approximately as follows:

2006	2005
$359,600	$95,500

In both fiscal years 2006 and 2005, All Other Fees include an internal control review of the registrant’s transfer agent. Also included in fiscal year 2006 All Other Fees is an internal control examination of the registrant’s investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2006 and July 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2006 and July 31, 2005 are approximately as follows:

2006	2005
$492,400	$199,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Institutional Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	September 28, 2006

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	September 28, 2006